The Biltmore Funds

                             Biltmore Equity Fund
                      Biltmore Quantitative Equity Fund
                          Biltmore Equity Index Fund
                         Biltmore Special Values Fund
                        Biltmore Emerging Markets Fund
                            Biltmore Balanced Fund
                          Biltmore Fixed Income Fund
                    Biltmore Short-Term Fixed Income Fund


                         The Biltmore Municipal Funds

                     Biltmore Georgia Municipal Bond Fund
                 Biltmore North Carolina Municipal Bond Fund
                 Biltmore South Carolina Municipal Bond Fund

                            Combined Annual Report
                              November 30, 1996



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                              PRESIDENT'S MESSAGE

Dear Shareholder:
I am pleased to present the combined Annual Report to Shareholders for certain portfolios of The Biltmore Funds and The Biltmore Municipal Funds. We combined information about these funds in one report to provide a more efficient, cost-effective way to communicate with shareholders about fund activity.

This Report covers the 12-month period from December 1, 1995 through November 30, 1996. It includes an investment review by each fund's portfolio manager, which describes economic and market conditions and their impact on fund strategy. Following the investment review are a complete list of fund holdings and the financial statements.

This report also contains information about Class B Shares and Class Y Shares which were added to certain Biltmore funds. The information for these classes covers the period from July 22, 1996, when these share classes began operations, through November 30, 1996.

As shown by the fund-by-fund highlights for Class A Shares, the 12-month period was characterized by a continued strong investment environment for stocks, while bond performance overall was less strong due to interest rate volatility.

THE BILTMORE FUNDS

Although November marked the 69th month of economic expansion, growth was volatile in 1996. Concerns over a possible recession late in 1995 and early this year abruptly gave way to concerns of excessive growth in the late spring of 1996. By the end of third calendar quarter, however, robust economic activity subsided, and growth continued at a more moderate level.

Despite the turbulent economy, the US equity markets had another great year. At the onset of the year, fundamentals suggested only modest returns for 1996 due to signs of decelerating corporate earnings growth, a sluggish economy, and the blockbuster 1995 stock market performance. The bull market continued at a fervent pace, however, as record inflows of money into equity mutual funds provided liquidity that helped buoy the stock markets. The rise of interest rates in the summer disquieted the markets temporarily, but stocks continued to climb as inflation remained constrained throughout the year.

Signs of increasing economic activity in the spring of 1996 did not bode well for bond markets. January marked the last positive return month for fixed income markets until July because the market was continually unsettled by signs of a strengthening economy. Yields continued to rise, and surpassed 7% in August, due to mixed economic signals. Investors finally were convinced that inflation would remain dormant, as economic growth moderated in September. Bonds posted strong returns during the last quarter, but good performance late in the year was largely offset by earlier losses.

Fixed income market participants have increasingly become more anticipatory of future economic conditions and actions of the Federal Reserve Board (the "Federal Reserve"). Speculation created quite a volatile year for the bond market, despite the fact that the Federal Funds rate remained pegged at 5.25% since January.

As GDP growth accelerated in the second quarter of 1996, investors seemed convinced that inflation would also accelerate. Even though inflation continued to remain subdued, they pushed 30-year Treasury yields over 7% by August. Only after the economy showed signs of moderating did interest rates come down. November ended with long rates at 50 to 75 basis points higher than a year ago.

BILTMORE EQUITY FUND pursues growth of principal and income through a portfolio of blue-chip stocks issued by some of America's largest, best-known companies. In particular, the fund's manager seeks stocks issued by companies that are both undervalued and have good growth opportunities.

BILTMORE QUANTITATIVE EQUITY FUND pursues growth of principal and income by investing in a portfolio of stocks issued by large, established companies across the entire industrial spectrum.

BILTMORE EQUITY INDEX FUND pursues a total return that approximates that of the stock market as measured by Standard & Poor's 500 Index*--a classic benchmark of stock market performance. As a result, the fund's extensive portfolio contained stocks issued by some of America's largest, best-known companies.

  *The S&P 500 Index is an unmanaged index comprised of common stocks in industry, transportation and financial and public utility companies. Investments cannot be made in an index.


BILTMORE SPECIAL VALUES FUND pursues growth of principal by investing in a diversified portfolio of small-company stocks.** Unlike many other funds that invest in small-company stocks, this fund is managed through a highly disciplined approach. Its manager seeks stocks issued by well-capitalized, and well-run small companies that are selling at less than their estimated long-term values.

BILTMORE EMERGING MARKETS FUND pursues long-term capital appreciation by investing in stocks of foreign companies located in emerging market countries.***The fund's manager uses a unique "two-tier" approach to select stocks for the fund that offer greater diversification than most emerging market funds, with the opportunity for better protection from unexpected negative developments in any one country. At the end of the period, the fund's portfolio contained stocks issued by companies from 27 countries.

BILTMORE BALANCED FUND pursues a popular investment objective--long-term growth of principal and current income-- by investing in a combination of quality stocks and bonds.

BILTMORE FIXED INCOME FUND pursues a high level of total return from a diversified portfolio of income-producing securities, including U.S. Treasury securities, government agency securities, and corporate bonds.

BILTMORE SHORT-TERM FIXED INCOME FUND pursues a high level of income from a diversified portfolio of short-term, income-producing securities designed to provide an income stream and cushion shareholders against volatility during periods of interest rate increases.

THE BILTMORE MUNICIPAL FUNDS

The municipal bond market was dominated by two separate interest rate cycles during 1996. The first part of the year saw high grade, thirty-year municipal bond yields rise from 5.3% at the end of 1995 to 5.8% on June 30, 1996. However, as inflation fears moderated and the Federal Reserve refrained from raising short-term interest rates, the long municipal bond yield fell back to 5.3%.

Long-term municipal bond issuance year-to-date through November 1996 totaled $160 billion, representing a 13% increase over the same period last year. A portion of this year's issuance represented refunding volume as issuers took advantage of the lower interest rates in the second half of the year to defease their higher coupon debt.

Relative value in the municipal market was found in the housing and high-yield sectors in 1996. Housing bonds traditionally perform well in a rising interest rate environment due to their higher coupon and sinking fund structures. The high-yield sector benefited from increased demand on the part of retail customers desiring higher tax-free income. Issues that underperformed during the year were utilities and par bonds with less than 10 years of call protection. The utility sector continues to suffer from high fixed costs and legislative efforts to allow open competition for retail customers' power business.

BILTMORE GEORGIA MUNICIPAL BOND FUND pursues monthly income exempt from federal regular income tax and Georgia state income tax.+ The fund invests in a portfolio of bonds issued by municipalities across Georgia that are rated A or higher by nationally recognized rating agencies.

BILTMORE NORTH CAROLINA MUNICIPAL BOND FUND pursues monthly income exempt from federal regular income tax and North Carolina state income tax.+ The fund invests in a portfolio of bonds issued by municipalities across North Carolina that are rated A or higher by nationally recognized rating agencies.

BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND pursues monthly income exempt from federal regular income tax and South Carolina state income tax.+ The fund invests in a portfolio of bonds issued by municipalities across South Carolina that are rated A or higher by nationally recognized rating agencies.

 **Small cap stocks have historically experienced greater volatility than average.

***Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Emerging markets economic structures may be less diverse and mature, and their political systems may be less stable than an established market.

+Income may be subject to the federal alternative minimum tax.


Thank you for pursing your financial goals through one or more of these funds. As we begin 1997, we renew our commitment to bring you the highest level of service possible as we keep you up-to-date on your investment.

Sincerely,

John W. McGonigle
President
January 15, 1997


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                                    OVERVIEW

BILTMORE EQUITY FUND SHAREHOLDER:

Equity strategy consistently underweighted positions in the utility, communication services and consumer cyclical sectors throughout the year. Deregulation in the once regionally-monopolized markets and undifferentiated products and services have lead to an escalation in price wars among utility and communication companies. We have been underweighted in consumer cyclicals because high consumer debt levels suggested slower spending in the near term. Furthermore, we believe that domestic consumer consumption is undergoing a secular decline because shifting demographics and retirement concerns have renewed the focus on saving.

We are currently most overweighted in the technology sector as we have continued to allocate more funds to this sector over the year. Most improvements in productivity should be directly attributable to technology investments. As many corporations have yet to implement much of these "productivity enhancers," and as the technology revolution continues to unfold, we believe that technology companies will continue to experience significant earnings growth.

A core position in the technology sector is Intel, a leading manufacturer of microprocessors and motherboards. Despite falling microprocessor/memory prices, and a decline in orders during the third quarter, Intel's established dominance in the microprocessor market is permitting the company to grow earnings at an impressive rate. We believe that future revenue prospects remain healthy, as Intel is expected to introduce two new chips in 1997 that should vastly increase multimedia performance. Demand for this microprocessor should be healthy as more software applications, in business as well as home, are turning toward multimedia.

During the 12-month period ended November 30, 1996, the fund's Class A Shares had a total return of 25.56% based on net asset value, and 19.90% based on maximum offering price.* By comparison, the Lipper Growth & Income fund Average had a total return of 23.79% for the same time period.** The fund's net asset value for Class A Shares increased by 16% to reach $14.81 at the end of the period. Shareholders of Class A Shares also received $0.22 in dividends, and $0.73 in capital gains per share. The fund's net assets stood at approximately $151 million at the end of the period.

BILTMORE QUANTITATIVE EQUITY FUND SHAREHOLDER:

The Biltmore Quantitative Equity Fund employs a quantitative model to discover attractively valued stocks, using a variety of factors which have historically lead to strong equity performance. Some of the factors in the quantitative model pertain to the price that one would pay for a company relative to various measures of value (such as dividends, book value, earnings, etc.). Other inputs of the quantitative model deal with a company's growth prospects (such as earnings growth, changes of analysts' estimates, etc.). By analyzing both growth and value characteristics within the quantitative framework, the fund seeks to do well in a wide variety of market environments.

In 1996, numerous factors relating to the price one would pay for a company (value characteristics) did not prove to be good predictors of future share price movements. Predictors relating to earnings growth and the direction of analysts' earnings estimates (growth factors), however, were fairly accurate. In general, fiscal 1996 was a year where investors were willing to pay higher and higher prices for companies capable of generating a growing stream of earnings. Since the Biltmore Quantitative Equity Fund places substantial weight on both value and growth factors, the fund faced a difficult environment.

However, the balance of growth and value investing provided the fund's Class A Shares a total return of 23.74% based on net asset value, and 18.15% based on maximum offering price, for the 12-month period ended
November 30, 1996.* By comparison, the Lipper Growth Fund Average had a total return of 21.09% for the same time period.** The fund's net asset value for Class A Shares increased by 19% to reach $15.67 at the end of the period. Shareholders of Class A Shares also received a total of $0.21 in dividends, and $0.24 in capital gains per share. The fund's net assets ended the period at approximately $169 million.

BILTMORE EQUITY INDEX FUND SHAREHOLDER:

July was the only month that the S&P 500 Index incurred a loss during the fiscal year ended November 30, 1996. Amidst fears of higher interest rates and rising valuation levels, a slight correction of 4% occurred. Afterwards, in the last four months of the fiscal year, the equity market rose a significant 19.3%.


Communication services companies continually faced a difficult operating environment as deregulation permitted higher levels of competition and incited price wars. Favorable energy commodity pricing assisted energy companies to perform strongly. Financials posted the best sector performance due to continuing merger and acquisition activity, favorable interest rates, and a general increase in demand for financial services. The technology sector continued to post significant gains as both corporate and consumer demand remained strong.

During the 12-month period ended November 30, 1996, the fund's Class A Shares had a total return of 27.19% based on net asset value, and 21.48% based on maximum offering price.* By comparison, the Lipper S&P 500 Fund Average had a total return of 27.13% for the same time period.** The fund's net asset value for Class A Shares increased by 17% to reach $15.98 at the end of the period. Shareholders of Class A Shares also received a total of $0.31 in dividends and $0.78 in capital gains per share. The fund's net assets were approximately $232 million at the end of the period.

BILTMORE SPECIAL VALUES FUND SHAREHOLDER:

Before going over the year's activities and the fund's current position, we would like to explain in some detail the approach used in managing our fund. The fund is aggressive, but has as its touchstone a set of conservative investment principles. The conservative principles through which we operate are intended, although not guaranteed, to protect our capital from long-term loss. The expectation is, that over time, high returns will accrue due to our aggressiveness. We are as concerned with avoiding the loss of capital as we are with its enhancement. While it may be exciting to watch the high wire act at the circus working without a net, we believe that it's much less fun to watch your hard earned capital invested in the same way.

Since the fund invests in small companies, it is aggressive by nature. Small firms often have customers, suppliers and competitors that have far more economic power than they do. In that regard, their businesses tend to be more fragile than the companies found in larger capitalization portfolios.

Within this universe, we strive to take advantage of situations where we believe that company shares have been mispriced. First, our investments are often in scarcely known companies with little, if any, analyst coverage, and whose shares may not be very liquid. We deal with this by thoroughly reviewing the public disclosures made by the company and by learning as much as we can about the firm's operations from our own research. We believe that bargains are only available to those who are willing to conduct some investigative research. Second, the companies we invest in often are mired in a poor business environment and have poor prospects over the immediately foreseeable future. Uncertainty can lead to fear and low valuations, but also to potentially good investment opportunities to those who have the ability, fortitude and patience required to identify, buy and hold them. Finally, we frequently invest in companies undergoing dramatic changes in their business profile. Since future results and values are uncertain in these situations, conventional analysis is often of limited use. The resulting misconception of business values may lead to undervalued securities and potentially good investments. The opportunities for gain from these factors are large, but so too, are the risks for loss if they are poorly analyzed, or if unforeseeable events arise.

The overall investing environment of 1996 was clearly supportive of value realization in the stock market. Domestic economic conditions remained strong enough to produce high levels of corporate profitability, but moderate enough to keep inflation tame. Domestic and international monetary conditions were ideal too, with excess liquidity finding its way into the financial markets.

Fiscal 1996 was another great year for the fund. Time and time again, our investments reached our objectives more rapidly than we had expected. About 28 companies held by the fund provided returns of near 50% or more between 12/31/95 and 11/30/96. Some of these were held throughout the period; some were held on 12/31/95 and sold during the year; and some were bought and sold during the year.

While there are companies from many different industries in the "winners" list, the energy companies stand out in number. Shares of companies in the oil service industries appreciated strongly in 1996, and the fund had a large investment in these companies. This strategy dates back to the spring of 1994, when we discovered that a number of these companies were selling in the market for less than their liquidation values, which were based on depressed asset values. The companies were mired in a poor environment, but had strong balance sheets and were generally operating at break-even cash flows. We believed that the supply and demand woes that had plagued the industry for much of the previous decade were set to improve. We expected that we might have to wait for maybe three to five years for a substantial reward. Instead, the industry began a recovery in the fall of 1995, which had greatly accelerated by the spring of 1996. Stock prices soared, and we began selling off our investments in the industry during the year as stock prices reached what we believed were fair long-term levels. Returns were greater than anticipated.


During 1996 we invested in the semiconductor and semiconductor equipment industries. Even though these industries have grown rapidly over the past several years, we still believe that they have plenty of growth ahead. It is, however, an area of the economy that is prone to boom and/or bust cycles. The most recent boom phase began to give way to weakness in late 1995. Prices in many product classes were sliced, and capital expenditure programs were diced. After stock prices were mauled from the fall of 1995 through the early summer 1996, we identified a number of financially strong participants with competitive product offerings, the stock prices of which were selling at very depressed levels. We considered these to be good values given our positive long-term beliefs about the industry, and through November, these investments have worked out well. Industry prospects still look poor for the immediate future, but a brightening can be seen on the horizon. Should this brightening fade, the gains we've experienced so far will most likely disappear. We anticipate, however, that over a three to five year holding period, returns from our entry points should be acceptable.

Currently, select steel company shares look interesting. Stock prices for firms in this industry have eroded significantly over the past two years, as there has been plenty for investors to fret about. An inventory glut in 1995 was exacerbated by fears over new capacity and foreign imports in 1996. The subdued domestic demand for steel is also nagging investors. However, we believe that the global demand for steel is intact and will grow at a two to three percent annual rate over the long-term. The current problems faced by the steel industry are temporary concerns in our view, and we maintain a positive outlook. We have found several companies with good quality mills, strong balance sheets, and stock prices that offer the potential for long-term returns.

The fund rewarded the shareholders of Class A Shares with a total return of 39.78% at net asset value, and 33.53% at maximum offering price.* The Lipper Small Company Fund Average produced a total return of 19.76% for the same time period.** The fund's Class A Shares showed a 20.08% three year annual return based on net asset value, and a 18.26% three year annual return based on maximum offering price.* These results compare well to the Russell 2000 Index, which had a three year annualized return of 14.0%. (The Russell 2000 Index is an unmanaged, popularly used index that measures returns of small capitalization stocks. Investments cannot be made in an index.) The fund's average annual total return since inception is 17.40% at net asset value, and 15.90% at maximum offering price.* The fund's net asset value for Class A Shares increased by 29% to reach $15.67 at the end of the period. The fund also paid $0.08 in dividends and $0.91 in capital gains per share to shareholders of Class A Shares. The fund's net assets reached approximately $65 million at the end of the period.

BILTMORE EMERGING MARKETS FUND SHAREHOLDER:

Emerging markets regained some degree of favor with investors in 1996. The environment for investing in developing economies was largely positive this year, as the global economy grew modestly, and US interest rates remained relatively low. Economies in Latin America were recovering from the aftermath of the Mexican peso devaluation and began to post positive economic growth trends. Meanwhile, growth in Asia slowed in 1996 from its heady pace of earlier periods. Developing countries in eastern and central Europe continued to move forward with their economic reforms. Many of them are now seeing their difficult policy choices bear fruit in sustained economic expansion. Overall, 1996 was a favorable year for investing in emerging markets, with the IFC Investable Index+ of emerging markets posting a return of 12.67% over the past twelve months.

However, the investment environment through this year appeared to have been even more positive for US equities than for emerging market stocks, with most US stock indices showing gains of more than 20%. High quality earnings growth was abundant in domestic shares, especially in the robust technology sector. Even though emerging market equities had attractive valuations and high earnings growth rates, the strongly-performing US equity markets proved to be notable competition for investor dollars.

The fund was invested in 27 markets at the end of the period, employing the unique style of management that we have termed "two-tier, equal weight." This approach provides diversification by limiting the fund's exposure to a single market while systematically allowing more exposure to smaller, less-traveled markets where growth may be attractive. Relative to the standard emerging market benchmarks (such as the IFC Investable), the fund intends to routinely make smaller allocations to the largest markets and larger allocations to the smaller markets. (The largest three markets account for nearly one-half of the IFC Index). This approach is designed to attempt to protect the fund's net asset value from unforeseen negative events in large markets. While the fund may potentially benefit less by not having full exposure to larger markets when they perform well, we believe that better diversification makes good long-term sense given the unpredictable nature of risks in individual developing countries. In 1996, many of

+The International Finance Corporation Investable Index is an unmanaged market capitalization-weighted index of over 1,000 securities in 26 emerging market countries. Investments cannot be made in an index.


the fund's smaller markets, such as Poland and Hungary, performed well, helping to offset the fund's lower exposure to large markets such as Brazil and Malaysia that also performed strongly.

We constantly seek new investment opportunities in new securities and markets as they begin to emerge. We explore markets where political and/or economic systems are being reformed. We believe that this element of change is what creates opportunities in developing countries. Many new markets having these characteristics were incorporated into the fund over the past year. For example, three new markets in eastern Europe were added at the start of 1996: Poland, Hungary, and the Czech Republic. These countries are budding democracies that have embraced free-market economics as the vehicle for improving the living standards of their people. A portfolio manager's visit to these countries earlier this year revealed a level of optimism that was infectious and economies that were whirring with a highly-motivated class of new entrepreneurs. These three markets were among the top performers in 1996. We will continue to seek out new markets where the element of "change" appears to be strongly at work.

Will 1997 be "the year" for emerging markets? Our outlook for the coming year is very positive. Emerging economies around the globe may be growing in 1997--not just in Asia or in Latin America but also in Europe and Russia. Countries that were forced to turn their eyes westward when their Eastern bloc trading partners' economies collapsed may now look in either direction for export opportunities. Asian growth should accelerate in some spots, most notably in China, whereas Japan may be recovering too slowly to provide a great stimulus for the region. Economies in Latin America that were heavily dependent on U.S. demand are now more interdependent with the emergence of the Mercosur and Andean Pact trade zones. We expect that all of the large economies of Latin America will have synchronized growth for the first time in recent memory. And economic expansion ultimately drives the true basis for equity performance--that is, profit growth. Given the attractive valuations and strong earnings growth that we expect in many emerging markets, this asset class may be difficult for investors to ignore in 1997.

By the end of the period, the fund's Class A Shares achieved a total return of 12.45% at net asset value, or 7.39% adjusted for the sales charge,* and the net asset value of Class A Shares increased by 12% to reach $11.67. Shareholders of Class A Shares also received a total of $0.03 in dividends per share. The fund's net assets ended the period at approximately $129 million.

BILTMORE BALANCED FUND SHAREHOLDER:

We kept the asset allocation in the fund consistent throughout the year with approximately 57% of the fund's assets in equity securities, 40% in fixed income securities, and 3% in cash.

Equity strategy consistently underweighted positions in the utility, communication services and consumer cyclical sectors throughout the year. Deregulation in the once regionally-monopolized markets and undifferentiated products and services have lead to an escalation in price wars among utility and communication companies. We have been underweighted in consumer cyclicals because high consumer debt levels suggested slower spending in the near term. Furthermore, we believe that domestic consumer consumption is undergoing a secular decline because shifting demographics and retirement concerns have renewed the focus on saving.

Fixed income markets experienced a difficult year. Because accelerating economic growth was interpreted by many investors as a sign of an impending rise in inflation, interest rates rose, and 30-year Treasury yields backed up to over 7% by late summer. Inflation continued to remain low, but investors pushed yields back down only after decelerating economic growth became readily apparent. November ended with 30-year Treasury yields at 6.36%.

We are currently overweighted in the health care sector because companies should be able to reap large rewards from the secular increase in demand due to the aging baby boomer population. A core holding in the health care sector is Bristol Myers-Squibb ("BMY"). BMY, one of the largest pharmaceutical companies in the US, focuses on cardiovascular, anti-infective and anti-cancer drugs. The company is adept at licensing drugs from other companies and marketing them through its vast networks. BMY also has a significant market share in generic drugs.

During the 12-month period ended November 30, 1996, the fund's Class A Shares had a total return of 18.55% based on net asset value, and 13.23% based on maximum offering price.* By comparison, the Lipper Balanced Fund Average had a total return of 16.44% for the same time period.** The fund paid $0.38 in dividends and $0.34 in capital gains per share to shareholders of Class A Shares, while the net asset value of Class A Shares increased by 12% to reach $13.30. At the end of the period, the fund's net assets stood at approximately $256 million.


BILTMORE FIXED INCOME FUND SHAREHOLDER:

As we believed inflation, and hence interest rates, would remain low, we positioned the portfolio with a duration that was 10% longer than the benchmark for much of the year. The rise in interest rates dampened returns for the first half of 1996. We benefited, however, from the decline in interest rates during the second half of 1996.

Yield spreads between corporate grades tightened even further due to ever-increasing optimism on the state of the economy. We overweighted Treasuries versus corporates in the portfolio due to the tight spreads.

During the 12-month period ended November 30, 1996, the fund's Class A Shares had a total return of 5.51% based on net asset value, and 0.72% based on maximum offering price.* By comparison, the Lipper Intermediate Investment Grade Fund Average had a total return of 5.38% for the same time period.** Dividends for Class A Shares totaled $0.59 per share, and the fund's net assets stood at $181 million on the last day of the period.

BILTMORE SHORT-TERM FIXED INCOME FUND SHAREHOLDER:

The shorter end of the yield curve (0-2 years) remained fairly range bound as the Federal Fund's rate remained stable at 5.25%. For much of the year, we maintained portfolio duration of 1.7 years. We were heavily overweighted in Treasuries because spreads between short corporate and Treasury issues were minimal.

During the 12-month period ended November 30, 1996, the fund's Class A Shares had a total return of 5.29% based on net asset value, and 2.70% based on maximum offering price.* By comparison, the Lipper Short Investment Grade Fund Average had a total return of 5.44% for the same time period.** Dividends of $0.60 per share contributed to the fund's total return for Class A Shares for the period, and the fund's net assets ended the period at approximately $118 million.

BILTMORE GEORGIA MUNICIPAL BOND FUND SHAREHOLDER:

There was a continued emphasis on credit quality during the year, with 90% percent of the fund's holdings rated AA or better. In addition, approximately 50% percent of the fund was invested in insured bonds. All new purchases had at least an A rating. The fund maintained a diverse portfolio of Georgia bonds with an emphasis on revenue securities which represented over 50% of the portfolio. In anticipation of lower interest rates, the portfolio duration was extended during 1996 to 7.02 years, approximately 10% longer than the Lehman Brothers State General Obligation Bond Index.+ In addition, the fund increased its exposure to lower coupon high grade bonds with premium call provisions in an effort to improve price appreciation in a falling interest rate environment.

During the 12-month period ended November 30, 1996, the fund's Class A Shares had a total return of 4.97% based on net asset value, and 0.21% based on maximum offering price.* By comparison, the Lipper Georgia Municipal Debt Fund Average had a total return of 5.06% for the same time period.** Dividends for the fund's Class A Shares totaled $0.47 per share for the period, while capital gains for Class A Shares totaled $0.01 per share. The share price of Class A Shares (based on net asset value) increased by $0.04, and the fund's net assets reached approximately $14 million on the last day of the period.

BILTMORE NORTH CAROLINA MUNICIPAL BOND FUND SHAREHOLDER:

There was a continued emphasis on credit quality during the year, with 95% of the fund's holdings rated AA or better. All new purchases had at least an A rating. The fund maintained a diverse portfolio of North Carolina bonds with an emphasis on General Obligations which represented over 40% of the portfolio. In anticipation of lower interest rates, the portfolio duration was extended during 1996 to 7.1 years, approximately 10% longer than the Lehman Brothers State General Obligation Bond Index.+ In addition, the fund increased its exposure to lower coupon high grade bonds with premium call provisions in an effort to improve price appreciation in a falling interest rate environment.

During the 12-month period ended November 30, 1996, the fund's Class A Shares had a total return of 5.17% based on net asset value, and 0.42% based on maximum offering price.* By comparison, the Lipper North Carolina Municipal Debt Fund Average had a total return of 5.11% for the same time period.** Dividends for Class A Shares of the fund totaled $0.45 per share for the period, while capital gains distributions for Class A Shares of the fund totaled $0.05 per share. The share price for the fund's Class A Shares (based on net asset value) increased by $0.04, and the fund's net assets ended the period $42 million.

++The Lehman Brothers State General Obligation Bond Index is an unmanaged index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one, three, and twelve month periods as well as year-to-date. Total returns are also calculated as of the index inception, December 31, 1979. Investments cannot be made in an index.


BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND SHAREHOLDER:

There was a continued emphasis on credit quality during the year, with 86% of the Fund's holdings rated AA or better. In addition, approximately 67% of the fund was invested in insured bonds. All new purchases had at least an A rating. The fund maintained a diverse portfolio of South Carolina bonds with an emphasis on revenue securities which represented over 40% of the portfolio. In anticipation of lower interest rates, the portfolio duration was extended during 1996 to 7.02 years, which is approximately 10% longer than the Lehman Brothers State General Obligation Bond Index+. In addition, the fund increased its exposure to lower coupon high grade bonds with premium call provisions in an effort to improve price appreciation in a falling interest rate environment.

During the 12-month period ended November 30, 1996, the fund's Class A Shares had a total return of 5.54% based on net asset value, and 0.80% based on maximum offering price.* By comparison, the Lipper South Carolina Municipal Debt Fund Average had a total return of 5.11% for the same time period.** Dividends for Class A Shares of the fund totaled $0.55 per share, capital gains for Class A Shares totaled $0.03 per share, and the net asset value of Class A Shares stood at $11.05 on the first and last day of the period. The fund's net assets reached approximately $102 million at the period's end.

 *Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper Analytical Services, Inc. ("LAS"), Summit, New Jersey and Denver, Colorado, is publisher of statistical data covering the investment company industry in the United States and overseas. LAS is recognized as the leading source of data on open-end and closed-end mutual funds and currently tracks the performance of approximately 20,000 investment companies.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     BILTMORE EQUITY FUND (CLASS A SHARES)
                                  (UNAUDITED)

      GROWTH OF $10,000 INVESTED IN BILTMORE EQUITY FUND (CLASS A SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore Equity Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1996 compared to the S&P 500 Index.+


                             [GRAPH APPEARS HERE]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

   Total return for shareholders purchasing shares of the Fund at net asset value without a sales charge including accounts purchasing shares through the Trust Division of the Wachovia Banks, is 25.56% for the year ended November 30, 1996 as reflected in the Financial Highlights section of the Fund's prospectus.

 + The S&P 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     BILTMORE EQUITY FUND (CLASS B SHARES)
                                  (UNAUDITED)

      GROWTH OF $10,000 INVESTED IN BILTMORE EQUITY FUND (CLASS B SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore Equity Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1996 compared to the S&P 500 Index.+


                             [GRAPH APPEARS HERE]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The cumulative total return would be 19.25% assuming no redemption during the same time period. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 +The S&P 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     BILTMORE EQUITY FUND (CLASS Y SHARES)
                                  (UNAUDITED)

      GROWTH OF $10,000 INVESTED IN BILTMORE EQUITY FUND (CLASS Y SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore Equity Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1996 compared to the S&P 500 Index.+


                             [GRAPH APPEARS HERE]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 +The S&P 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              BILTMORE EQUITY FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1996

  Shares                                     Value
-----------------------------------------------------
Common Stocks--90.6%
           AUTOMOBILE--0.6%
   21,980  (b)LucasVarity PLC, ADR        $   931,403
                                          -----------
           COMPUTER SERVICES--1.9%
   58,165  Electronic Data Systems Corp.    2,813,732
                                          -----------
           CONSUMER DURABLES--3.0%
    7,700  American Greetings Corp.,
           Class A                            217,525
    9,300  Chrysler Corp.                     330,150
   71,245  Ford Motor Co.                   2,333,274
   55,575  Newell Co.                       1,722,825
                                          -----------
           Total                            4,603,774
                                          -----------
           CONSUMER NON-DURABLES--8.3%
    7,250  American Brands, Inc.              346,187
   18,520  CPC International, Inc.          1,541,790
    2,450  Coca-Cola Co.                      125,256
    6,510  Kellogg Co.                        441,866
  123,990  PepsiCo, Inc.                    3,704,201
   49,130  Philip Morris Cos., Inc.         5,066,531
    3,450  R.J.R. Nabisco, Inc., Class A      133,688
   11,770  Russell Corp.                      338,388
   20,800  Sara Lee Corp.                     816,400
                                          -----------
           Total                           12,514,307
                                          -----------
           CONSUMER SERVICES--2.4%
   24,125  Disney (Walt) Co.                1,779,219
    9,750  Sbarro, Inc.                       254,719
   32,930  Service Corp. International        992,016
    6,255  Tribune Co.                        541,058
                                          -----------
           Total                            3,567,012
                                          -----------
           ELECTRONIC TECHNOLOGY--11.1%
   35,595  (b)3Com Corp.                    2,674,074
   47,300  (b)Cabletron Systems, Inc.       1,909,737
   27,400  (b)Cisco Systems, Inc.           1,859,775
   48,815  Hewlett-Packard Co.              2,629,908
   29,720  Intel Corp.                      3,770,725
    7,840  International Business
           Machines Corp.                   1,249,500
   31,780  Linear Technology Corp.          1,497,633
   10,460  Molex, Inc., Class A               368,715
    8,695  Motorola, Inc.                     481,486

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
           ELECTRONIC
           TECHNOLOGY--CONTINUED
    1,835  United Technologies Corp.      $   257,359
                                          -----------
           Total                           16,698,912
                                          -----------
           ENERGY MINERALS--4.8%
   13,270  Amoco Corp.                      1,030,084
    6,600  Exxon Corp.                        624,525
   41,200  Mapco, Inc.                      1,390,500
   46,960  Occidental Petroleum Corp.       1,127,040
   25,790  Phillips Petroleum Co.           1,163,774
   11,650  Royal Dutch Petroleum Co.,
           ADR                              1,979,044
                                          -----------
           Total                            7,314,967
                                          -----------
           FINANCE--12.9%
   25,375  AMBAC, Inc.                      1,738,187
   33,872  American International Group,
           Inc.                             3,895,280
   40,265  Chubb Corp.                      2,184,376
   29,021  Countrywide Credit
           Industries, Inc.                   837,981
    8,545  Federal Home Loan Mortgage
           Corp.                              976,266
   51,560  Federal National Mortgage
           Association                      2,126,850
   52,350  First USA, Inc.                  1,721,006
   47,360  KeyCorp                          2,480,480
   22,200  MBIA Insurance Corporation       2,244,975
   15,700  Providian Corp.                    839,950
    1,595  Wells Fargo & Co.                  453,977
                                          -----------
           Total                           19,499,328
                                          -----------
           HEALTH SERVICES--4.4%
   14,250  Bergen Brunswig Corp., Class
           A                                  388,312
   88,927  Columbia/HCA Healthcare Corp.    3,557,080
  123,267  (b)Tenet Healthcare Corp.        2,758,099
                                          -----------
           Total                            6,703,491
                                          -----------
           HEALTH TECHNOLOGY--5.9%
   23,325  Abbott Laboratories              1,300,369
   24,790  American Home Products Corp.     1,592,757
   43,870  Baxter International, Inc.       1,864,475
   10,530  Becton, Dickinson & Co.            442,260
   21,755  Bristol-Myers Squibb Co.         2,474,631
    8,600  Merck & Co., Inc.                  713,800


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              BILTMORE EQUITY FUND

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
           HEALTH TECHNOLOGY--CONTINUED
   10,940  (b)Scherer (R.P.) Corp.        $   500,505
                                          -----------
           Total                            8,888,797
                                          -----------
           INDUSTRIAL SERVICES--1.8%
   16,950  Baker Hughes, Inc.                 620,794
   20,405  Schlumberger Ltd.                2,122,120
                                          -----------
           Total                            2,742,914
                                          -----------
           NON-ENERGY MINERALS--1.7%
    6,500  Aluminum Co. of America            413,562
    6,500  Georgia-Pacific Corp.              472,875
   16,485  Inland Steel Industries, Inc.      307,033
   42,900  LTV Corp.                          461,175
    1,300  Phelps Dodge Corp.                  94,413
   11,305  Potash Corporation of
           Saskatchewan, Inc.                 852,114
                                          -----------
           Total                            2,601,172
                                          -----------
           PROCESS INDUSTRIES--5.9%
      700  Air Products & Chemicals,
           Inc.                                48,650
   10,045  Dow Chemical Co.                   841,269
   11,150  Ecolab, Inc.                       433,456
   21,325  International Paper Co.            906,312
   25,690  Kimberly-Clark Corp.             2,511,198
   24,980  Millipore Corp.                  1,021,058
    2,950  NCH, Corp.                         168,150
   23,730  Praxair, Inc.                    1,153,871
    5,275  Sigma-Aldrich Corp.                329,688
   56,855  Sonoco Products Co.              1,549,299
                                          -----------
           Total                            8,962,951
                                          -----------
           PRODUCER MANUFACTURING--12.6%
   24,680  Caterpillar, Inc.                1,952,805
   12,950  Cooper Industries, Inc.            537,425
   45,275  (b)FMC Corp.                     3,497,494
   18,755  General Electric Co.             1,950,520
   23,095  Harsco Corp.                     1,610,876
   14,420  Honeywell, Inc.                    989,573
   46,860  Ingersoll-Rand Co.               2,178,990
    4,000  Loews Corp.                        371,000
   24,495  Tecumseh Products Co., Class
           A                                1,432,958

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
           PRODUCER
           MANUFACTURING--CONTINUED
    8,980  Tenneco, Inc.                  $   457,980
   24,625  Tyco International, Ltd.         1,348,219
   43,130  Westinghouse Electric Corp.        808,688
   27,855  Xerox Corp.                      1,368,377
    8,640  York International Corp.           453,600
                                          -----------
           Total                           18,958,505
                                          -----------
           RETAIL TRADE--2.6%
   11,150  American Stores Co.                444,606
   42,870  (b)AutoZone, Inc.                1,055,674
   28,850  Fingerhut Companies, Inc.          360,625
   35,320  Lowe's Cos., Inc.                1,434,875
   18,850  (b)Toys "R" Us., Inc.              650,325
                                          -----------
           Total                            3,946,105
                                          -----------
           TECHNOLOGY SERVICES--3.4%
   29,535  Avnet, Inc.                      1,727,797
   52,315  Computer Associates
           International, Inc.              3,439,711
                                          -----------
           Total                            5,167,508
                                          -----------
           TELECOMMUNICATIONS--0.1%
    1,500  Lucent Technologies, Inc.           76,875
                                          -----------
           TRANSPORTATION--2.2%
   62,050  CSX Corp.                        2,900,837
    4,363  Consolidated Rail Corp.            424,302
                                          -----------
           Total                            3,325,139
                                          -----------
           UTILITIES--5.0%
    3,650  AT&T Corp.                         143,262
   19,965  BellSouth Corp.                    806,087
   29,535  Coastal Corp.                    1,421,372
   49,390  GTE Corp.                        2,216,376
   61,540  MCI Communications Corp.         1,876,970
    8,800  NYNEX Corp.                        408,100
   25,160  Wisconsin Energy Corp.             673,030
                                          -----------
           Total                            7,545,197
                                          -----------
           Total Common Stocks
           (identified cost
           $108,934,865)                  136,862,089
                                          -----------


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              BILTMORE EQUITY FUND

 Principal
  Amount                                     Value
-----------------------------------------------------
U.S. Government Agencies--3.4%
           FEDERAL HOME LOAN
           BANK--DISCOUNT
           NOTE--0.2%
$ 250,000  Federal Home Loan Bank,
           12/19/1996                     $   249,377
                                          -----------
           FEDERAL HOME LOAN MORTGAGE
           CORPORATION--DISCOUNT
           NOTES--1.7%
  300,000  Federal Home Loan Mortgage
           Corp., 12/18/1996                  299,292
2,300,000  Federal Home Loan Mortgage
           Corp., 12/20/1996                2,293,905
                                          -----------
           Total                            2,593,197
                                          -----------
           FEDERAL NATIONAL MORTGAGE
           ASSOCIATION--DISCOUNT
           NOTES--1.5%
1,250,000  Federal National Mortgage
           Association, 12/19/1996          1,246,875
1,000,000  Federal National Mortgage
           Association, 12/20/1996            997,370
                                          -----------
           Total                            2,244,245
                                          -----------
           Total U.S. Government
           Agencies
           (identified cost $5,086,350)     5,086,819
                                          -----------
 Principal
  Amount                                     Value
-----------------------------------------------------
U.S. Treasury Obligations--0.3%
           U.S. TREASURY BILLS--0.3%
$ 500,000  (d)12/19/1996 (identified
           cost $498,737)                 $   498,790
                                          -----------
(a)Repurchase Agreement--5.3%
8,066,431  Daiwa Securities America,
           Inc.,
           5.65%, dated 11/29/1996, due
           12/2/1996 (at amortized cost)    8,066,431
                                          -----------
           Total Investments (identified
           cost $122,586,383)             $150,514,129
                                          -----------


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
               BILTMORE QUANTITATIVE EQUITY FUND (CLASS A SHARES)
                                  (UNAUDITED)

GROWTH OF $10,000 INVESTED IN BILTMORE QUANTITATIVE EQUITY FUND (CLASS A SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore Quantitative Equity Fund (Class A Shares) (the "Fund") from March 25, 1994 (start of performance) to November 30, 1996 compared to the S&P 500 Index.+


                             [GRAPH APPEARS HERE]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.
   Total return for shareholders purchasing shares of the Fund at net asset value without a sales charge including accounts purchasing shares through the Trust Division of the Wachovia Banks, is 23.74% for the year ended November 30, 1996 as reflected in the Financial Highlights section of the Fund's prospectus.

 +The S&P 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
               BILTMORE QUANTITATIVE EQUITY FUND (CLASS B SHARES)
                                  (UNAUDITED)

GROWTH OF $10,000 INVESTED IN BILTMORE QUANTITATIVE EQUITY FUND (CLASS B SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore Quantitative Equity Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1996 compared to the S&P 500 Index.+


                             [GRAPH APPEARS HERE]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The cumulative total return would be 19.90% assuming no redemption during the period. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 +The S&P 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
               BILTMORE QUANTITATIVE EQUITY FUND (CLASS Y SHARES)
                                  (UNAUDITED)

GROWTH OF $10,000 INVESTED IN BILTMORE QUANTITATIVE EQUITY FUND (CLASS Y SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore Quantitative Equity Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1996 compared to the S&P 500 Index.+


                             [GRAPH APPEARS HERE]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 +The S&P 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       BILTMORE QUANTITATIVE EQUITY FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1996

  Shares                                     Value
-----------------------------------------------------
Common Stocks--94.5%
           CAPITAL GOODS--4.3%
   49,842  General Electric Co.           $ 5,183,568
   20,000  Harnischfeger Industries,
           Inc.                               887,500
   17,800  Harsco Corp.                     1,241,550
                                          -----------
           Total                            7,312,618
                                          -----------
           CONSUMER DURABLES--2.8%
   40,000  Arvin Industries, Inc.             950,000
   83,008  Chrysler Corp.                   2,946,784
   26,000  Leggett and Platt, Inc.            796,250
                                          -----------
           Total                            4,693,034
                                          -----------
           CONSUMER NON-DURABLES--27.1%
   38,000  American Greetings Corp.,
           Class A                          1,073,500
   29,466  American Stores Co.              1,174,956
   55,400  Anheuser-Busch Cos., Inc.        2,347,575
   35,100  Baxter International, Inc.       1,491,750
   42,400  Becton, Dickinson & Co.          1,780,800
   54,075  Bergen Brunswig Corp., Class
           A                                1,473,543
   21,200  Bristol-Myers Squibb Co.         2,411,500
    7,000  Clorox Co.                         729,750
   25,000  Coca Cola Enterprises, Inc.      1,128,125
   20,000  ConAgra, Inc.                    1,062,500
   66,200  Dayton-Hudson Corp.              2,573,525
   62,500  Dole Food, Inc.                  2,437,500
   10,800  Eastman Kodak Co.                  874,800
   37,000  (b)Fruit of the Loom, Inc.,
           Class A                          1,318,125
   38,514  Johnson & Johnson                2,046,056
   18,100  Kimberly-Clark Corp.             1,769,275
   27,500  (b)King World Productions,
           Inc.                             1,048,438
   12,600  Lilly (Eli) & Co.                  963,900
   25,500  Marriott International, Inc.     1,421,625
   10,937  Mattel, Inc.                       337,680
   22,000  Mercantile Stores Co., Inc.      1,105,500
   16,000  Nike, Inc., Class B                910,000
  106,280  PepsiCo, Inc.                    3,175,115
   28,319  Philip Morris Cos., Inc.         2,920,397
   13,300  Procter & Gamble Co.             1,446,375
   36,000  (b)Safeway, Inc.                 1,462,500
   25,000  Schering Plough Corp.            1,781,250
   31,000  Sears, Roebuck & Co.             1,542,250
   45,000  (b)Tenet Healthcare Corp.        1,006,875

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
           CONSUMER
           NON-DURABLES--CONTINUED
   20,800  Tupperware Corp.               $ 1,102,400
                                          -----------
           Total                           45,917,585
                                          -----------
           CONSUMER SERVICES--0.7%
   23,000  Times Mirror Co., Class A        1,204,625
                                          -----------
           ELECTRONIC TECHNOLOGY--2.8%
   22,000  Beckman Instruments, Inc.          797,500
   26,000  (b)Cisco Systems, Inc.           1,764,750
   17,000  Intel Corp.                      2,156,875
                                          -----------
           Total                            4,719,125
                                          -----------
           ENERGY--9.2%
   14,000  British Petroleum Co. PLC,
           ADR                              1,942,500
   40,800  Coastal Corp.                    1,963,500
   21,145  Exxon Corp.                      2,000,846
   14,608  Mobil Corp.                      1,767,568
   39,000  Panenergy Corp.                  1,716,000
    7,700  Royal Dutch Petroleum Co.,
           ADR                              1,308,038
   60,000  Unocal Corp.                     2,445,000
   43,706  Williams Cos., Inc. (The)        2,452,999
                                          -----------
           Total                           15,596,451
                                          -----------
           FINANCE--13.5%
   43,000  AMBAC                            2,945,500
   15,500  BankAmerica Corp.                1,596,500
   17,000  Beneficial Corp.                 1,056,125
   20,500  CIGNA Corp.                      2,898,187
   26,000  Chase Chemical Corp.             2,457,000
   17,800  NationsBank Corp.                1,844,525
   65,000  PNC Bank Corp.                   2,567,500
   28,500  Providian Corp.                  1,524,750
   28,000  Reliastar Financial Corp.        1,561,000
   51,258  SouthTrust Corp.                 1,822,863
   30,000  Travelers Group, Inc.            1,350,000
   44,214  USLIFE Corp.                     1,365,107
                                          -----------
           Total                           22,989,057
                                          -----------
           HEALTH TECHNOLOGY--0.9%
   19,000  Merck & Co., Inc.                1,577,000
                                          -----------


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       BILTMORE QUANTITATIVE EQUITY FUND

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
           MATERIALS & SERVICES--7.5%
   12,600  Dow Chemical Co.               $ 1,055,250
   12,000  Ecolab, Inc.                       466,500
  108,977  Ennis Business Forms, Inc.       1,103,392
   37,000  Goodrich (B.F.) Co.              1,660,375
   33,000  Lubrizol Corp.                   1,014,750
    7,000  Mead Corp.                         414,750
   58,956  PHH Corp.                        2,645,651
   37,000  Praxair, Inc.                    1,799,125
   22,000  Rhone-Poulenc Rorer, Inc.        1,636,250
   36,000  Sonoco Products Co.                981,000
                                          -----------
           Total                           12,777,043
                                          -----------
           NON-ENERGY MINERALS--1.2%
   10,000  Potash Corporation of
           Saskatchewan, Inc.                 753,750
   21,500  Vulcan Materials Co.             1,338,375
                                          -----------
           Total                            2,092,125
                                          -----------
           PRODUCER MANUFACTURING--2.5%
   25,700  Ingersoll-Rand Co.               1,195,050
   10,000  Johnson Controls, Inc.             775,000
   34,000  Timken Co.                       1,551,250
   13,000  Xerox Corp.                        638,625
                                          -----------
           Total                            4,159,925
                                          -----------
           TECHNOLOGY--13.1%
   33,000  (b)Cabletron Systems, Inc.       1,332,375
   74,338  Comdisco, Inc.                   2,415,985
   41,000  (b)Compaq Computer Corp.         3,249,250
   41,575  Computer Associates
           International, Inc.              2,733,556
   30,000  Harris Corp.                     2,055,000
   24,200  International Business
           Machines Corp.                   3,856,875
   41,905  Lockheed Martin Corp.            3,797,641
   48,004  Sprint Corp.                     2,010,168
    7,300  Textron, Inc.                      696,238
                                          -----------
           Total                           22,147,088
                                          -----------
Principal
 Amount
or Shares                                    Value
-----------------------------------------------------
Common Stocks--continued
           TRANSPORTATION--1.3%
    9,400  CSX Corp.                      $   439,450
   22,272  GATX Corp.                       1,110,816
    7,800  Norfolk Southern Corp.             702,000
                                          -----------
           Total                            2,252,266
                                          -----------
           UTILITIES--7.6%
   47,671  Ameritech Corp.                  2,806,630
   56,000  BellSouth Corp.                  2,261,000
   20,000  Central & SouthWest Corp.          535,000
   58,338  DQE                              1,720,971
   33,865  GPU, Inc.                        1,138,711
   23,835  New England Electric System        816,349
   30,000  Pinnacle West Capital Corp.        933,750
   37,193  SBC Communications, Inc.         1,957,282
   28,508  Scana Corp.                        776,843
                                          -----------
           Total                           12,946,536
                                          -----------
           Total Common Stocks
           (identified cost
           $113,047,171)                  160,384,478
                                          -----------
(d) U.S. Government Agencies--4.9%
$1,000,000 Federal Farm Credit Bank,
           Discount Note, 12/17/1996          997,790
1,000,000  Federal Home Loan Bank
           System, Discount Note,
           12/19/1996                         997,510
  300,000  Federal Home Loan Mortgage
           Corp., Discount Note,
           12/20/1996                         299,205
  750,000  Federal National Mortgage
           Association, Discount Note,
           12/20/1996                         748,027
1,000,000  Federal National Mortgage
           Association, Discount Note,
           12/12/1996                         998,520
3,500,000  Federal National Mortgage
           Association, Discount Note,
           12/18/1996                       3,491,810
  500,000  Federal National Mortgage
           Association, Discount Note,
           12/23/1996                         498,465
  300,000  Federal National Mortgage
           Association, Discount Note,
           12/30/1996                         298,782
                                          -----------
           Total                            8,330,109
                                          -----------
           Total U.S. Government
           Agencies
           (identified cost $8,329,019)     8,330,109
                                          -----------


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       BILTMORE QUANTITATIVE EQUITY FUND

 Principal
  Amount                                     Value
-----------------------------------------------------
(d) U.S. Treasury Obligations--0.3%
  425,000  United States Treasury Bills,
           12/19/1996 (identified cost
           $423,906)                      $   423,971
                                          -----------

 Principal
  Amount                                     Value
-----------------------------------------------------
(a) Repurchase Agreement--0.1%
  240,023  Daiwa Securities America,
           Inc., 5.65%, dated
           11/29/1996, due
           12/2/1996 (at amortized cost)  $   240,023
                                          -----------
           Total Investments (identified
           cost $122,040,119)             $169,378,581
                                          -----------



(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  BILTMORE EQUITY INDEX FUND (CLASS A SHARES)
                                  (UNAUDITED)

   GROWTH OF $10,000 INVESTED IN BILTMORE EQUITY INDEX FUND (CLASS A SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore Equity Index Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1996 compared to the S&P 500 Index.+


                             [GRAPH APPEARS HERE]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.
   Total return for shareholders purchasing shares of the Fund at net asset value without a sales charge including accounts purchasing shares through the Trust Division of the Wachovia Banks, is 27.19% for the year ended November 30, 1996 as reflected in the Financial Highlights section of the Fund's prospectus.

 +The S&P 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  BILTMORE EQUITY INDEX FUND (CLASS Y SHARES)
                                  (UNAUDITED)

   GROWTH OF $10,000 INVESTED IN BILTMORE EQUITY INDEX FUND (CLASS Y SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore Equity Index Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1996 compared to the S&P 500 Index.+


                             [GRAPH APPEARS HERE]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 +The S&P 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           BILTMORE EQUITY INDEX FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1996

  Shares                                     Value
-----------------------------------------------------
Common Stocks--87.6%
           CAPITAL GOODS--4.6%
    1,022  Briggs & Stratton Corp.        $    42,285
    7,514  Browning-Ferris Industries,
           Inc.                               201,939
    6,850  Caterpillar, Inc.                  542,006
    1,407  Cincinnati Milacron, Inc.           29,195
    3,817  Cooper Industries, Inc.            158,406
    1,416  Cummins Engine Co., Inc.            64,074
    2,749  Eaton Corp.                        190,368
    7,917  Emerson Electric Co.               776,856
    1,432  Foster Wheeler Corp.                51,731
   58,490  General Electric Co.             6,082,960
    1,752  General Signal Corp.                75,555
    1,222  Giddings & Lewis, Inc.              14,359
    1,800  Grainger (W.W.), Inc.              143,100
    1,661  Harnischfeger Industries,
           Inc.                                73,707
    4,481  Honeywell, Inc.                    307,509
    4,207  Illinois Tool Works, Inc.          360,750
    3,854  Ingersoll-Rand Co.                 179,211
    4,155  ITT Industries, Inc.                97,123
   11,058  Laidlaw, Inc., Class B             135,461
      318  NACCO Industries, Inc., Class
           A                                   15,185
    1,374  PACCAR, Inc.                        91,371
    2,620  Parker-Hannifin Corp.              106,438
    1,574  Raychem Corp.                      134,184
    2,044  Safety-Kleen Corp.                  32,449
    1,416  Thomas & Betts Corp.                64,074
   17,472  WMX Technologies, Inc.             628,992
                                          -----------
           Total                           10,599,288
                                          -----------
           CONSUMER DURABLES--2.5%
    1,304  Armstrong World Industries,
           Inc.                                98,126
    3,088  Black & Decker Corp.               116,958
   25,808  Chrysler Corp.                     916,184
    2,955  Cooper Tire & Rubber Co.            60,578
    3,591  Dana Corp.                         111,770
    9,278  Deere & Co.                        414,031
    4,021  Dover Corp.                        214,621
    2,171  Echlin, Inc.                        73,000
    1,208  Fleetwood Enterprises, Inc.         36,844
   41,536  Ford Motor Co.                   1,360,304
   26,710  General Motors Corp.             1,539,164
    4,302  Genuine Parts Co.                  193,590
    5,478  Goodyear Tire & Rubber Co.         265,683

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
           CONSUMER DURABLES--CONTINUED
    3,714  Maytag Corp.                   $    71,030
      875  Pulte Corp.                         26,797
    3,124  Stanley Works                       92,158
    1,107  Timken Co.                          50,507
    1,009  Trinova Corp.                       36,829
    2,177  Tupperware Corp.                   115,381
    2,621  Whirlpool Corp.                    131,050
                                          -----------
           Total                            5,924,605
                                          -----------
           CONSUMER NON-DURABLES--28.5%
   27,774  Abbott Laboratories              1,548,401
      981  Alberto-Culver Co., Class B         46,598
    8,901  Albertsons, Inc.                   310,422
    2,287  Allergan, Inc.                      73,470
    6,267  American Brands, Inc.              299,249
    2,639  American Greetings Corp.,
           Class A                             74,552
   22,354  American Home Products Corp.     1,436,245
    5,296  American Stores Co.                211,178
    9,392  (b)Amgen, Inc.                     571,738
   17,886  Anheuser-Busch Cos., Inc.          757,919
   19,290  Archer-Daniels-Midland Co.         424,380
    4,740  Avon Products, Inc.                264,255
    1,775  (b)Bally Entertainment Group        51,697
    2,018  Bard (C.R.), Inc.                   56,504
    2,006  Bausch & Lomb, Inc.                 74,473
    9,605  Baxter International, Inc.         408,213
    4,522  Becton, Dickinson & Co.            189,924
    3,535  (b)Beverly Enterprises, Inc.        46,839
    3,653  Block (H&R), Inc.                  106,850
    6,289  (b)Boston Scientific Corp.         367,120
   17,768  Bristol-Myers Squibb Co.         2,021,110
    2,438  Brown-Forman Corp., Class B        113,367
    3,472  Brunswick Corp.                     88,536
    8,304  Campbell Soup Co.                  686,118
    3,652  Charming Shoppes, Inc.              18,717
    3,448  Circuit City Store, Inc.           115,077
    1,835  Clorox Co.                         191,299
   88,193  Coca-Cola Co.                    4,508,867
    5,174  Colgate-Palmolive Co.              479,242
   23,727  Columbia/HCA Healthcare Corp.      949,080
   11,559  Comcast Corp., Class A             193,613
    8,588  ConAgra, Inc.                      456,238


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           BILTMORE EQUITY INDEX FUND

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
           CONSUMER
           NON-DURABLES--CONTINUED
    1,343  Coors Adolph Co., Class B      $    26,692
    5,142  CPC International, Inc.            428,072
   13,925  (b)CUC International, Inc.         367,272
    3,718  CVS Corp.                          152,903
    5,633  Darden Restaurants, Inc.            48,585
    7,633  Dayton-Hudson Corp.                296,733
    4,002  Dillard Department Stores,
           Inc., Class A                      122,561
   23,965  Disney (Walt) Co.                1,767,419
    5,440  Donnelley (R.R.) & Sons Co.        182,240
    3,436  Dow Jones & Co.                    119,401
    6,005  Dun & Bradstreet Corp.             135,863
   11,933  Eastman Kodak Co.                  966,573
    7,330  (b)Federated Department
           Stores, Inc.                       250,136
    1,331  Fleming Cos., Inc.                  21,795
    2,688  (b)Fruit of the Loom, Inc.,
           Class A                             95,760
    4,975  Gannett Co., Inc.                  390,538
   10,190  Gap (The), Inc.                    327,354
    5,632  General Mills, Inc.                357,632
    2,106  Giant Foods, Inc., Class A          71,078
   15,721  Gillette Co.                     1,159,424
    1,351  Great Atlantic & Pacific Tea
           Co., Inc.                           44,245
    2,510  Harcourt General, Inc.             137,109
    1,084  Harland (John H.) Co.               33,469
    3,633  (b)Harrah's Entertainment,
           Inc.                                64,486
    3,075  Hasbro, Inc.                       126,459
   13,060  Heinz (H.J.) Co.                   494,648
    5,464  Hershey Foods Corp.                272,517
    4,261  (b)HFS, Inc.                       275,900
    6,884  Hilton Hotels Corp.                201,357
   16,887  Home Depot, Inc.                   880,235
    5,737  (b)Humana, Inc.                    108,286
    3,920  International Flavors &
           Fragrances, Inc.                   178,360
    2,799  Interpublic Group Cos., Inc.       138,551
    4,140  (b)ITT Corp.                       190,958
   47,081  Johnson & Johnson                2,501,178
    1,367  Jostens, Inc.                       29,049
   16,982  (b)K Mart Corp.                    188,925
    7,512  Kellogg Co.                        509,877
    9,935  Kimberly-Clark Corp.               971,146
    1,325  (b)King World Productions,
           Inc.                                50,516
    3,455  Knight-Ridder, Inc.                145,110
    4,388  (b)Kroger Co., Inc.                202,397


  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
           CONSUMER
           NON-DURABLES--CONTINUED
   19,460  Lilly (Eli) & Co.              $ 1,488,690
    9,565  Limited, Inc.                      172,170
    2,590  Liz Claiborne, Inc.                109,751
    4,162  Loews Corp.                        386,026
      700  Longs Drug Stores Corp.             35,088
    6,082  Lowe's Cos., Inc.                  247,081
      835  Luby's Cafeterias, Inc.             18,370
    2,213  Manor Care, Inc.                    55,878
    4,512  Marriott Corp.                     251,544
    9,785  Mattel, Inc.                       302,112
    8,827  May Department Stores Co.          430,316
   24,747  McDonald's Corp.                 1,156,922
    3,551  McGraw-Hill Cos., Inc.             161,571
    8,272  Medtronic, Inc.                    546,986
    1,301  Mercantile Stores Co., Inc.         65,375
   43,091  Merck & Co., Inc.                3,576,553
      975  Meredith Corp.                      50,213
    5,195  Morton International, Inc.         209,748
    3,451  New York Times Co., Class A        128,981
    5,608  Newell Co.                         173,848
   10,132  Nike, Inc., Class B                576,258
    2,866  Nordstrom, Inc.                    124,671
    7,937  Penney (J.C.) Co., Inc.            426,614
    2,197  Pep Boys-Manny Moe & Jack           80,465
   55,378  PepsiCo, Inc.                    1,654,418
   22,755  Pfizer, Inc.                     2,039,418
   17,999  Pharmacia & Upjohn, Inc.           695,211
   28,999  Philip Morris Cos., Inc.         2,990,522
    2,940  Pioneer Hi-Bred International      205,065
    1,613  Polaroid Corp.                      68,754
    6,911  (b)Price/Costco, Inc.              160,681
   24,235  Procter & Gamble Co.             2,635,556
    4,777  Quaker Oats Co.                    188,094
    3,744  Ralston Purina Co.                 286,416
    1,980  Reebok International Ltd.           75,240
    2,959  Rite Aid Corp.                     117,250
    5,352  Rubbermaid, Inc.                   128,448
    1,376  Russell Corp.                       39,560
    1,852  (b)Ryan's Family Steak
           Houses, Inc.                        12,964
   17,102  Sara Lee Corp.                     671,254
   13,017  Schering Plough Corp.              927,461
   13,205  Seagram Co. Ltd.                   539,754
   13,859  Sears, Roebuck & Co.               689,485
    8,288  Service Corp. International        249,676
    1,470  (b)Shoney's, Inc.                   12,128


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           BILTMORE EQUITY INDEX FUND

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
           CONSUMER
           NON-DURABLES--CONTINUED
      712  Springs Industries, Inc.,
           Class A                        $    33,108
    2,826  (b)St. Jude Medical, Inc.          117,986
    1,752  Stride Rite Corp.                   17,520
    2,384  Super Valu Stores, Inc.             70,626
    6,423  Sysco Corp.                        219,185
   23,065  (b)Tele-Communications, Inc.,
           Class A                            311,378
    7,610  (b)Tenet Healthcare Corp.          170,274
   19,868  Time Warner, Inc.                  809,621
    3,699  Times Mirror Co., Class A          193,735
    2,562  TJX Cos., Inc.                     115,610
    9,662  (b)Toys-R-Us, Inc.                 333,339
    2,179  Tribune Co.                        188,484
    5,654  Unilever N.V., ADR                 978,849
    6,441  United Healthcare Corp.            277,768
    2,181  U.S. Surgical Corp.                 87,513
    6,642  UST, Inc.                          216,695
    2,247  V.F. Corp.                         152,515
   13,072  (b)Viacom, Inc., Class B           493,468
   81,036  Wal-Mart Stores, Inc.            2,066,418
    8,696  Walgreen Co.                       363,058
    9,582  Warner-Lambert Co.                 685,113
    4,482  Wendy's International, Inc.         95,803
   14,739  Westinghouse Electric Corp.        276,356
    3,726  Whitman Corp.                       85,698
    5,370  Winn-Dixie Stores, Inc.            180,566
    4,701  (b)Woolworth (F.W.) Co.            112,824
    4,106  Wrigley (Wm.), Jr. Co.             239,688
                                          -----------
           Total                           66,229,884
                                          -----------
           ELECTRONIC TECHNOLOGY--9.7%
    5,903  (b)3Com Corp.                      443,463
    4,766  (b)Advanced Micro Devices,
           Inc.                               115,576
    4,214  (b)Amdahl Corp.                     50,041
    7,682  AMP, Inc.                          293,837
    2,123  (b)Andrew Corp.                    122,869
    4,369  Apple Computer, Inc.               105,402
    6,340  (b)Applied Materials, Inc.         241,713
    6,635  (b)Bay Networks, Inc.              177,486
   12,228  Boeing Co.                       1,215,158
    5,356  (b)Cabletron Systems, Inc.         216,249
    2,399  (b)Ceridian Corp.                  115,452
   22,928  (b)Cisco Systems, Inc.           1,556,238
    9,476  (b)Compaq Computer Corp.           750,973
    2,656  (b)Computer Sciences Corp.         208,828

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
           ELECTRONIC
           TECHNOLOGY--CONTINUED
    1,377  (b)Data General Corp.          $    20,139
    3,186  (b)Dell Computer Corp.             323,777
    5,411  (b)Digital Equipment Corp.         198,854
    4,093  (b)DSC Communications Corp.         73,674
    1,683  EG & G, Inc.                        30,715
    8,152  (b)EMC Corp. Mass                  262,902
    2,233  General Dynamics Corp.             164,684
    4,857  (b)General Instrument Corp.        107,461
    1,373  Harris Corp.                        94,051
   36,214  Hewlett-Packard Co.              1,951,029
   29,130  Intel Corp.                      3,695,869
    1,656  (b)Intergraph Corp.                 15,111
   18,685  International Business
           Machines Corp.                   2,977,922
    7,022  Lockheed Martin Corp.              636,369
    4,539  (b)LSI Logic Corp.                 136,737
    7,840  McDonnell-Douglas Corp.            414,540
    7,342  Micron Technology, Inc.            243,204
   20,917  Motorola, Inc.                   1,158,279
    4,784  (b)National Semiconductor
           Corp.                              117,208
    9,084  Northern Telecom Ltd.              597,273
    2,001  Northrop Corp.                     166,333
   12,921  (b)Novell, Inc.                    142,131
    1,520  Perkin-Elmer Corp.                  93,670
    8,456  Raytheon Co.                       432,313
    7,681  Rockwell International Corp.       493,504
    2,700  Scientific-Atlanta, Inc.            41,850
    7,408  (b)Seagate Technology, Inc.        292,616
    6,105  (b)Silicon Graphics, Inc.          121,337
    6,477  (b)Sun Microsystems, Inc.          377,285
    4,150  (b)Tandem Computers, Inc.           56,544
    1,154  Tektronix, Inc.                     56,258
    6,276  (b)Tellabs, Inc.                   249,471
    6,695  Texas Instruments, Inc.            426,806
    6,057  (b)Unisys Corp.                     46,185
    4,300  United Technologies Corp.          603,075
                                          -----------
           Total                           22,432,461
                                          -----------
           ENERGY MINERALS--8.5%
    3,286  Amerada-Hess Corp.                 193,463
   17,543  Amoco Corp.                      1,361,775
    2,254  Ashland, Inc.                      108,192
    5,682  Atlantic Richfield Co.             790,508
    5,037  Baker Hughes, Inc.                 184,480
    4,472  Burlington Resources, Inc.         237,016


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           BILTMORE EQUITY INDEX FUND

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
           ENERGY MINERALS--CONTINUED
   23,060  Chevron Corp.                  $ 1,545,020
    3,726  Coastal Corp.                      179,314
    3,307  Consolidated Natural Gas Co.       188,912
    6,417  Dresser Industries, Inc.           210,157
    8,877  Enron Corp.                        406,123
    2,425  Enserch Corp.                       56,684
   43,885  Exxon Corp.                      4,152,618
    2,949  Fluor Corp.                        200,532
    6,886  Freeport-McMoRan Copper &
           Gold, Inc., Class B                216,909
    4,420  Halliburton Co.                    266,305
      878  Helmerich & Payne, Inc.             47,193
    1,769  Kerr-McGee Corp.                   123,830
    1,201  Louisiana Land & Exploration
           Co.                                 71,760
    1,924  McDermott International, Inc.       34,151
   13,933  Mobil Corp.                      1,685,893
    4,763  Noram Energy Corp.                  73,827
   11,277  Occidental Petroleum Corp.         270,648
      959  Oneok, Inc.                         26,373
    3,694  (b)Oryx Energy Co.                  76,651
    5,330  Panenergy Corp.                    234,520
    1,641  Pennzoil Co.                        92,306
    9,259  Phillips Petroleum Co.             417,812
    3,004  (b)Rowan Companies, Inc.            70,970
   18,941  Royal Dutch Petroleum Co.,
           ADR                              3,217,602
    3,199  (b)Santa Fe Energy Resource,
           Inc.                                46,386
    8,591  Schlumberger Ltd.                  893,464
    3,043  Sonat, Inc.                        157,475
    2,608  Sun Co., Inc.                       65,200
    9,335  Texaco, Inc.                       925,332
    8,737  Unocal Corp.                       356,033
   10,156  USX Corp.                          232,319
    1,883  (b)Western Atlas, Inc.             132,752
    3,701  Williams Cos., Inc. (The)          207,719
                                          -----------
           Total                           19,758,224
                                          -----------
           FINANCE--13.1%
    5,292  Aetna Services Inc.                381,686
    4,085  Ahmanson (H.F.) & Co.              134,805
    1,573  Alexander & Alexander
           Services, Inc.                      22,809
   15,723  Allstate Corp.                     947,311
   17,069  American Express Co.               891,855
    7,335  American General Corp.             301,652
   16,722  American International Group,
           Inc.                             1,923,030

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
           FINANCE--CONTINUED
    3,830  AON Corp.                      $   233,151
   15,409  Banc One Corp.                     733,854
    5,493  Bank of Boston Corp.               383,823
   13,765  Bank of New York Co., Inc.         493,819
   12,733  BankAmerica Corp.                1,311,499
    2,809  Bankers Trust New York Corp.       244,383
    6,654  Barnett Banks, Inc.                292,776
    1,887  Beneficial Corp.                   117,230
    5,585  Boatmen's Bancshares, Inc.         372,101
   15,410  Chase Chemical Corp.             1,456,245
    6,206  Chubb Corp.                        336,676
    2,702  CIGNA Corp.                        381,995
   17,006  Citicorp                         1,857,906
    4,122  Comerica, Inc.                     241,137
    7,830  Corestates Financial Corp.         421,841
    5,894  Dean Witter, Discover & Co.        403,002
    6,317  Federal Home Loan Mortgage
           Corp.                              721,717
   38,582  Federal National Mortgage
           Association                      1,591,508
    3,614  Fifth Third Bancorp                252,980
    4,985  First Bank System, Inc.            363,282
   11,184  First Chicago NBD Corp.            657,060
    9,756  First Union Corp.                  745,115
    9,282  Fleet Financial Group, Inc.        513,991
    2,920  General RE Corp.                   492,750
    2,080  Golden West Financial Corp.        140,400
    4,847  Great Western Financial Corp.      150,863
    4,835  Green Tree Financial Corp.         202,466
    3,433  Household International, Inc.      325,277
    4,140  ITT Hartford Group, Inc.           283,073
    2,516  Jefferson-Pilot Corp.              146,557
    6,636  J.P. Morgan & Co., Inc.            626,273
    8,192  KeyCorp                            429,056
    3,684  Lincoln National Corp.             198,476
    2,570  Marsh & McLennan Cos., Inc.        291,374
    7,870  MBNA Corp.                         317,751
    4,594  Mellon Bank Corp.                  331,917
    6,055  Merrill Lynch & Co., Inc.          485,914
    2,071  MGIC Investment Corp.              155,066
    5,404  Morgan Stanley Group, Inc.         324,916
    7,809  National City Corp.                362,142
   10,314  NationsBank Corp.                1,068,788
   12,928  Norwest Corp.                      604,384
   12,043  PNC Bank Corp.                     475,699


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           BILTMORE EQUITY INDEX FUND

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
           FINANCE--CONTINUED
    3,316  Providian Corp.                $   177,406
    1,969  Republic New York Corp.            173,764
    4,452  SAFECO Corp.                       185,315
    3,717  Salomon, Inc.                      169,588
    2,961  St. Paul Cos., Inc.                174,329
    8,012  SunTrust Banks, Inc.               406,609
    2,536  Torchmark Corp.                    131,872
    2,402  Transamerica Corp.                 190,659
   22,348  Travelers Group, Inc.            1,005,660
    5,694  U.S. Bancorp.                      243,419
    4,219  USF&G Corp.                         84,380
    1,211  USLIFE Corp.                        37,390
    5,970  Wachovia Corp.                     358,200
    3,335  Wells Fargo & Co.                  949,224
                                          -----------
           Total                           30,431,196
                                          -----------
           MATERIALS AND SERVICES--7.3%
    3,951  Air Products & Chemicals,
           Inc.                               274,595
    7,981  Alcan Aluminum, Ltd.               281,330
    4,517  Alco Standard Corp.                233,755
    6,167  Allegheny Teledyne, Inc.           144,154
    9,990  Allied-Signal, Inc.                731,768
    6,209  Aluminum Co. of America            395,048
    2,975  (b)Alza Corp.                       84,044
    3,769  (b)Armco, Inc.                      16,961
    1,506  ASARCO, Inc.                        41,039
    1,875  Avery Dennison Corp.               132,422
    1,067  Ball Corp.                          26,142
   12,620  Barrick Gold Corp.                 378,600
    7,937  Battle Mountain Gold Co.            57,543
    1,857  Bemis Co., Inc.                     66,156
    3,920  (b)Bethlehem Steel Corp.            35,280
    4,085  Biomet, Inc.                        67,403
    1,706  Boise Cascade Corp.                 52,886
    2,558  Case Corp.                         134,295
    1,005  Centex Corp.                        36,180
    3,379  Champion International Corp.       145,297
    6,005  (b)Cognizant Corp.                 207,173
    8,156  Corning, Inc.                      330,318
    1,067  Crane Co.                           49,882
    4,526  Crown Cork & Seal Co., Inc.        239,878
    3,289  Cyprus Amax Minerals                81,403
    2,916  Deluxe Corp.                        90,396
    8,689  Dow Chemical Co.                   727,704
   19,803  Du Pont (E.I.) de Nemours &
           Co.                              1,866,433

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
           MATERIALS AND
           SERVICES--CONTINUED
    2,802  Eastman Chemical Co.           $   160,064
    4,611  Echo Bay Mines Ltd.                 28,531
    2,271  Ecolab, Inc.                        88,285
    5,078  Engelhard Corp.                     99,021
   15,780  First Data Corp., Class            629,228
    1,316  (b)FMC Corp.                       101,661
    3,227  Georgia-Pacific Corp.              234,764
    1,862  Goodrich (B.F.) Co.                 83,557
    3,126  Grace (W.R.) & Co.                 165,287
    2,280  Great Lakes Chemical Corp.         122,265
    3,832  Hercules, Inc.                     185,852
    5,176  Homestake Mining Co.                78,287
    5,945  Inco Ltd.                          207,332
    1,722  Inland Steel Industries, Inc.       32,072
   10,541  International Paper Co.            447,993
    3,002  James River Corp. of Virginia       96,064
    1,373  Kaufman & Broad Homes Corp.         17,677
    3,829  Louisiana-Pacific Corp.             86,631
    2,621  Mallinckrodt Group, Inc.           115,324
    5,667  Masco Corp.                        206,846
    1,864  Mead Corp.                         110,442
    1,564  Millipore Corp.                     63,929
   14,778  Minnesota Mining &
           Manufacturing Co.                1,237,658
   20,813  Monsanto Co.                       827,317
    2,371  Nalco Chemical Co.                  90,394
    1,700  National Service Industries,
           Inc.                                59,500
    3,510  Newmont Mining Corp.               168,041
    3,095  Nucor Corp.                        168,291
    1,821  Owens Corning                       78,075
    4,064  Pall Corp.                         106,172
    2,345  Phelps Dodge Corp.                 170,306
    8,448  Placer Dome, Inc.                  199,584
    1,022  Potlatch Corp.                      45,224
    6,680  PPG Industries, Inc.               409,150
    5,468  Praxair, Inc.                      265,882
    2,250  Reynolds Metals Co.                133,875
    2,337  Rohm & Haas Co.                    186,084
    4,645  Santa Fe Pacific Gold               53,418
    3,026  Sherwin-Williams Co.               171,726
    1,765  Sigma-Aldrich Corp.                110,313
    2,155  Snap-On Tools Corp.                 78,119
    3,503  Stone Container Corp.               53,859
    1,963  Temple-Inland, Inc.                105,511
    6,140  Tenneco, Inc.                      313,140


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           BILTMORE EQUITY INDEX FUND

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
           MATERIALS AND
           SERVICES--CONTINUED
    5,390  Tyco International, Ltd.       $   295,103
    2,441  Union Camp Corp.                   119,914
    4,703  Union Carbide Corp.                216,926
    2,583  UNUM Corp.                         183,716
    2,949  USX-U.S. Steel Group, Inc.          88,839
    3,590  Westvaco Corp.                     101,418
    7,011  Weyerhaeuser Co.                   322,506
    1,952  Willamette Industries, Inc.        132,736
    3,209  Worthington Industries, Inc.        63,779
                                          -----------
           Total                           16,845,773
                                          -----------
           TECHNOLOGY SERVICES--5.2%
   56,775  AT&T Corp.                       2,228,419
   17,617  (b)Airtouch Communications,
           Inc.                               451,436
    1,628  Autodesk, Inc.                      45,584
   10,239  Automatic Data Processing,
           Inc.                               438,997
   12,822  Computer Associates
           International, Inc.                843,047
    1,453  Johnson Controls, Inc.             112,608
   24,419  MCI Communications Corp.           744,780
   21,190  (b)Microsoft Corp.               3,324,181
    3,527  Moore Corp. Ltd.                    74,067
   23,116  (b)Oracle Corp.                  1,132,684
    5,290  Pitney Bowes, Inc.                 312,110
      823  Shared Medical Systems Corp.        40,944
   15,426  Sprint Corp.                       645,964
    2,141  Tandy Corp.                         90,190
    2,970  Textron, Inc.                      283,264
    2,308  TRW, Inc.                          224,742
   22,075  (b)U.S. West Media Group           422,184
   11,432  Xerox Corp.                        561,597
                                          -----------
           Total                           11,976,798
                                          -----------
           TRANSPORTATION--1.4%
    3,165  (b)AMR Corp.                       288,806
    5,374  Burlington Northern Santa Fe       482,988
    1,385  Caliber System, Inc.                26,834
    1,552  Consolidated Freightways,
           Inc.                                37,442
    2,119  Consolidated Rail Corp.            206,073
    7,474  CSX Corp.                          349,410
    2,792  Delta Air Lines, Inc.              210,098
    4,012  (b)Federal Express Corp.           177,531
    2,661  (b)Navistar International
           Corp.                               25,280
    4,501  Norfolk Southern Corp.             405,090
    2,803  Ryder Systems, Inc.                 85,141

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
           TRANSPORTATION--CONTINUED
    5,103  Southwest Airlines Co.         $   126,299
    8,605  Union Pacific Corp.                501,241
    8,780  Union Pacific Resources
           Group, Inc.                        262,303
    2,242  (b)USAir Group, Inc.                52,127
                                          -----------
           Total                            3,236,663
                                          -----------
           UTILITIES--6.8%
    6,694  Alltel Corp.                       213,371
    6,594  American Electric Power Co.,
           Inc.                               273,651
   19,628  Ameritech Corp.                  1,155,599
    5,213  Baltimore Gas & Electric Co.       145,312
   15,473  Bell Atlantic Corp.                972,865
   35,128  BellSouth Corp.                  1,418,293
    5,373  Carolina Power & Light Co.         196,786
    7,394  Central & SouthWest Corp.          197,790
    5,572  Cinergy Corp.                      186,662
    1,944  Columbia Gas System, Inc.          125,631
    8,303  Consolidated Edison Co.            240,787
    6,262  Dominion Resources, Inc.           238,739
    5,127  DTE Energy Co.                     164,064
    7,238  Duke Power Co.                     335,662
      716  Eastern Enterprises                 26,850
   15,733  Edison International               312,693
    8,056  Entergy Corp.                      218,519
    6,493  FPL Group, Inc.                    299,490
    4,257  GPU, Inc.                          143,142
   34,460  GTE Corp.                        1,546,393
    9,284  Houston Industries, Inc.           204,248
   22,360  Lucent Technologies, Inc.        1,145,950
    5,099  (b)Niagara Mohawk Power Corp.       44,616
    1,772  NICOR, Inc.                         65,343
    2,409  Northern States Power Co.          113,524
   15,432  NYNEX Corp.                        715,659
    5,391  Ohio Edison Co.                    123,993
    2,914  Pacific Enterprises                 89,241
   14,724  Pacific Gas & Electric Co.         355,217
   15,138  Pacific Telesis Group              560,106
   10,374  Pacificorp                         217,854
    7,849  Peco Energy Co.                    200,150
    1,234  Peoples Energy Corp.                44,733
    5,632  P P & L Resources, Inc.            128,832
    8,646  Public Service Enterprises
           Group, Inc.                        247,492
   21,523  SBC Communications, Inc.         1,132,648


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           BILTMORE EQUITY INDEX FUND

 Principal
  Amount
 or Shares                                   Value
-----------------------------------------------------
Common Stocks--continued
           UTILITIES--CONTINUED
   23,697  Southern Co.                   $   527,258
    7,980  Texas Utilities Co.                315,210
    7,590  Unicom Corp.                       202,084
    3,608  Union Electric Co.                 143,418
   16,757  U.S. West, Inc.                    523,656
   13,712  (b)WorldCom, Inc.                  317,090
                                          -----------
           Total                           15,830,621
                                          -----------
           Total Common Stocks
           (identified cost
           $126,876,624)                  203,265,513
                                          -----------
(d) U.S. Government Agencies--9.7%
$7,500,000 Federal Farm Credit Bank,
           12/17/1996                       7,483,425
1,750,000  Federal Home Loan Bank
           System, 12/19/1996               1,745,643
2,250,000  Federal Home Loan Mortgage
           Corp., 12/18/1996                2,244,690
  300,000  Federal Home Loan Mortgage
           Corp., 12/20/1996                  299,205
2,500,000  Federal National Mortgage
           Association, 12/13/1996          2,496,000
5,500,000  Federal National Mortgage
           Association, 12/18/1996          5,487,130

 Principal
  Amount
 or Shares                                   Value
-----------------------------------------------------
(d) U.S. Government Agencies--continued
$ 500,000  Federal National Mortgage
           Association, 12/20/1996        $   498,685
  500,000  Federal National Mortgage
           Association, 12/23/1996            498,465
1,500,000  Federal National Mortgage
           Association, 12/27/1996          1,494,480
  300,000  Federal National Mortgage
           Association, 12/30/1996            298,734
                                          -----------
           Total U.S. Government
           Agencies
           (identified cost $22,543,691)   22,546,457
                                          -----------
(d) U.S. Treasury Bill--0.7%
1,500,000  12/12/1996 (identified cost
           $1,497,617)                      1,497,900
                                          -----------
(a) Repurchase Agreement--1.7%
3,860,075  Daiwa Securities America,
           Inc., 5.65%, dated
           11/29/1996, due
           12/2/1996 (at amortized cost)    3,860,075
                                          -----------
           Total Investments (identified
           cost
           $154,778,007)                  $231,169,945
                                          -----------


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 BILTMORE SPECIAL VALUES FUND (CLASS A SHARES)
                                  (UNAUDITED)

  GROWTH OF $10,000 INVESTED IN BILTMORE SPECIAL VALUES FUND (CLASS A SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore Special Values Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1996 compared to the Russell 2000 Index.+


                             [GRAPH APPEARS HERE]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.
   Total return for shareholders purchasing shares of the Fund at net asset value without a sales charge including accounts purchasing shares through the Trust Division of the Wachovia Banks, is 39.78% for the year ended November 30, 1996 as reflected in the Financial Highlights section of the Fund's prospectus.

 +The Russell 2000 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 BILTMORE SPECIAL VALUES FUND (CLASS Y SHARES)
                                  (UNAUDITED)

  GROWTH OF $10,000 INVESTED IN BILTMORE SPECIAL VALUES FUND (CLASS Y SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore Special Values Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1996 compared to the Russell 2000 Index.+


                             [GRAPH APPEARS HERE]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 +The Russell 2000 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          BILTMORE SPECIAL VALUES FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1996

  Shares                                     Value
-----------------------------------------------------
Common Stocks--94.1%
           BROADCASTING--1.0%
   45,000  Jones Intercable Investors      $  624,375
                                           ----------
           CAPITAL GOODS--2.8%
   13,000  Franklin Electronics, Inc.         529,750
    8,500  (b)Gardner Denver Machinery,
           Inc.                               310,250
   15,000  Greif Brothers Corp., Class A      435,000
   27,000  Twin Disc, Inc.                    583,875
                                           ----------
           Total                            1,858,875
                                           ----------
           CONSUMER DURABLES--5.5%
    6,500  Allen Organ Co., Class B           259,188
    4,000  Barnes Group, Inc.                 227,000
   29,000  Boston Acoustics, Inc.             522,000
   45,000  Intermet Corp.                     601,875
   14,150  Kyser Industrial Corp.             431,575
   17,000  National Presto Industries,
           Inc.                               626,875
   25,000  Stanhome, Inc.                     684,375
  150,000  (b)Tyler Corp.                     243,750
                                           ----------
           Total                            3,596,638
                                           ----------
           CONSUMER NON-DURABLES--11.7%
   50,000  (b)Anacomp, Inc.                   443,750
   60,000  (b)Buckhead America Corp.          367,500
   35,000  CPI Corp.                          595,000
   42,000  (b)Cardinal Realty Services
           Inc.                               861,000
   30,000  (b)Carson Pirie Scott & Co.        776,250
  140,000  (b)Cordiant Plc, ADR               682,500
   15,000  (b)Craig Corp.                     215,625
   10,000  Earthgrains Co.                    517,500
   45,000  (b)Host Marriott Services
           Corp.                              399,375
   26,396  (b)House of Fabrics, Inc.           89,087
   38,000  (b)International Specialty
           Products, Inc.                     460,750
  100,000  (b)Oneita Industries, Inc.         375,000
    7,200  Plenum Publishing Corp.            257,400
   20,000  Price Enterprises, Inc.            342,500
   10,000  (b)Prime Hospitality Corp.         166,250
   60,000  (b)Spaghetti Warehouse, Inc.       300,000
   11,000  (b)Valassis Communication,
           Inc.                               198,000
   11,000  Velco Industries                   624,250
                                           ----------
           Total                            7,671,737
                                           ----------

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
           ENERGY--11.7%
   37,000  (b)Alamco, Inc.                 $  430,125
   50,000  (b)American Pacific Corp.          340,625
   11,000  (b)Atwood Oceanics, Inc.           610,500
   30,000  Berry Petroleum Co., Class A       401,250
   10,200  (b)Crystal Oil Corp.               364,650
   40,000  (b)Dawson Production Services,
           Inc.                               495,000
   23,000  (b)Destec Energy, Inc.             356,500
   50,000  (b)Ensearch Exploration, Inc.      568,750
   30,000  (b)Forest Oil Corp.                465,000
   19,000  Holly Corp.                        508,250
   55,000  (b)McFarland Energy                605,000
   13,000  (b)Nabors Industries, Inc.         251,875
   20,000  (b)Offshore Logistics, Inc.        400,000
   20,000  (b)Patina Oil & Gas Corp.          180,000
   20,000  (b)Patterson Energy Inc.           555,000
   32,000  (b)Pool Energy Services Co.        472,000
   38,200  Wiser Oil Co.                      663,725
                                           ----------
           Total                            7,668,250
                                           ----------
           FINANCE--20.1%
   55,000  Angeles Mortgage Investment
           Trust, Class A                     646,250
   21,000  Argonaut Group, Inc.               619,500
    5,000  Capital Southwest Corp.            351,875
   63,800  (b)Capsure Holdings Corp.          606,100
   70,000  (b)Danielson Holding Corp.         358,750
    7,000  Eaton Vance Corp.                  301,000
   22,000  (b)Equus II, Inc.                  368,500
   35,000  Financial Security Assurance
           Holdings Ltd.                    1,111,250
   11,000  Fund American Enterprises,
           Inc.                             1,009,250
   60,000  Guaranty National Corp.            997,500
   24,000  IPC Holdings Ltd.                  546,000
   16,000  John Nuveen & Co., Inc., Class
           A                                  434,000
   20,000  (b)Kaiser Ventures, Inc.           197,500
   40,000  Leucadia National Corp.          1,050,000
   17,000  Liberty Corp.                      648,125
   30,000  Midland Financial Group, Inc.      253,125
    8,000  NAC Re Corp.                       292,000
   20,000  PXRE Corp.                         482,500
   35,000  Piper Jaffray Cos., Inc.           511,875
   20,000  Security Connecticut Corp.         690,000


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          BILTMORE SPECIAL VALUES FUND

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
           FINANCE--CONTINUED
   20,000  Somerset Group, Inc.            $  325,000
   18,000  Stewart Information Services
           Corp.                              378,000
   50,000  Unico American Corp.               462,500
   18,000  United Wisconsin Services,
           Inc.                               465,750
                                           ----------
           Total                           13,106,350
                                           ----------
           SERVICES--27.2%
    9,000  AK Steel Holding Corp.             343,125
   25,000  (b)Alltrista Corp.                 631,250
   23,000  Amcast Industrial Corp.            543,375
   10,000  (b)Atchison Casting
           Corporation                        165,000
   31,300  (b)Banister Foundation, Inc.       293,438
   21,000  Blount International, Inc.,
           Class A                            779,625
   30,000  Cascade Corp.                      427,500
   16,000  Cleveland Cliffs, Inc.             708,000
   50,000  (b)Dixie Yarns, Inc.               331,250
   32,000  Duff & Phelps Credit Rating        740,000
   50,000  (b)Emcor Group Inc.                687,500
   10,000  Forest City Enterprises, Inc.,
           Class A                            533,750
    1,300  Forest City Enterprises, Inc.,
           Class B                             68,575
   35,000  Furon Co.                          713,125
   10,750  (b)Global Industrial
           Technologies, Inc.                 220,375
   25,000  (b)Hanger Orthopedic Group,
           Inc.                               150,000
   20,000  (b)Healthcare Services Group,
           Inc.                               193,750
   55,000  (b)Isomedix, Inc.                  756,250
   60,000  LTV Corp.                          645,000
   40,000  Lafarge Corp.                      770,000
   38,000  (b)Midwest Grain Products,
           Inc.                               636,500
   60,000  (b)Miramar Mining Corp.            288,750
   75,000  (b)Morrison Knudsen Corp.          675,000
   12,000  Puerto Rican Cement Co., Inc.      339,000
   20,000  Raven Industries, Inc.             420,000
   10,000  Roanoke Electric Corp.             138,750
   80,000  (b)Royal Oak Mines, Inc.           285,000
   65,000  Schuller Corp.                     625,625
  120,000  (b)Steel West Virginia, Inc.       660,000

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
           SERVICES--CONTINUED
   13,200  (b)Sudbury Inc.                 $  163,350
  222,000  (b)Sunshine Mining Co.             249,750
   60,000  (b)Todd Shipyards Corp.            412,500
   60,000  (b)Union Switch & Signal, Inc.     442,500
   32,000  Varlen Corp.                       644,000
   35,000  (b)Vertex Communications Corp.     612,500
   16,000  (b)White River Corp.               856,000
   16,000  (b)Wolverine Tube, Inc.            596,000
                                           ----------
           Total                           17,746,113
                                           ----------
           TECHNOLOGY SERVICES--11.1%
   24,675  (b)3D Systems Corp.                252,533
   10,000  (b)Astrosystems, Inc.               53,750
   25,000  (b)Burr Brown Corp.                650,000
   16,000  (b)Control Data Systems, Inc.      318,000
   60,000  ESCO Electronics Corporation       585,000
   25,000  (b)Electro Scientific
           Industries, Inc.                   606,250
   27,000  (b)Electroglas, Inc.               475,031
   22,000  (b)Evans & Sutherland Computer
           Co.                                566,500
   35,000  (b)Exar Corp.                      546,875
   50,000  Gilbert Association Inc.,
           Class A                            675,000
   25,000  (b)Moore Products Co.              475,000
   35,000  (b)Silicon Valley Group, Inc.      743,750
  110,000  United Industrial Corp.            646,250
   32,000  (b)Wang Laboratories, Inc.         676,000
                                           ----------
           Total                            7,269,939
                                           ----------
           TRANSPORTATION--0.8%
   27,000  (b)Kirby Corp.                     536,625
                                           ----------
           UTILITIES--2.2%
   40,000  Aliant Communications, Inc.        640,000
   30,000  (b)Cellular Communications
           International, Inc.                791,250
                                           ----------
           Total                            1,431,250
                                           ----------
           Total Common Stocks
           (identified cost $53,932,818)   61,510,152
                                           ----------


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          BILTMORE SPECIAL VALUES FUND

 Principal
  Amount                                     Value
-----------------------------------------------------
Corporate Bonds--1.8%
           CONSUMER DURABLES--0.8%
$ 325,000  (b)Audiovox Corp., Conv. Sub.
           Deb., 6.25%, 3/15/2001          $  263,250
  275,000  (b)Bally Total Fitness Holding
           Corp., Sr. Sub. Note, 13.00%,
           1/15/2003                          250,250
                                           ----------
           Total                              513,500
                                           ----------
           INDUSTRIAL SERVICES--0.7%
  250,000  (b)American Rice Inc., Mtg.
           Bond, 13.00%, 7/31/2002            241,250
  250,000  (b)Flagstar Corp., Sr. Note,
           10.75%,
           9/15/2001                          227,500
                                           ----------
           Total                              468,750
                                           ----------
 Principal
  Amount                                     Value
-----------------------------------------------------
Corporate Bonds--continued
           PRODUCER MANUFACTURING--0.3%
$ 200,000  (b)Anacomp, Inc., Sr. Sub.
           Note, 13.00%, 6/4/2002          $  214,000
                                           ----------
           Total Corporate Bonds
           (identified cost $1,085,531)     1,196,250
                                           ----------
Preferred Stock--0.9%
   43,000  (b)Craig Corp., Pfd.
           (identified cost $484,175)         602,000
                                           ----------
(a)Repurchase Agreement--3.1%
$2,014,474 Daiwa Securities America,
           Inc., 5.65%, dated 11/29/1996,
           due
           12/2/1996 (at amortized cost)    2,014,474
                                           ----------
           Total Investments (identified
           cost $57,516,998)               $65,322,876
                                           ----------



(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                BILTMORE EMERGING MARKETS FUND (CLASS A SHARES)
                                  (UNAUDITED)

 GROWTH OF $10,000 INVESTED IN BILTMORE EMERGING MARKETS FUND (CLASS A SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore Emerging Markets Fund (Class A Shares) (the "Fund") from December 23, 1994 (start of performance) to November 30, 1996 compared to the IFC Investable Composite Index (Total Return Series) (IFCI).+


                             [GRAPH APPEARS HERE]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCI has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

   Total return for shareholders purchasing shares of the Fund at net asset value without a sales charge including accounts purchasing shares through the Trust Division of the Wachovia Banks, is 12.45% for the year ended November 30, 1996 as reflected in the Financial Highlights section of the Fund's prospectus.

 +The IFCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                BILTMORE EMERGING MARKETS FUND (CLASS Y SHARES)
                                  (UNAUDITED)

 GROWTH OF $10,000 INVESTED IN BILTMORE EMERGING MARKETS FUND (CLASS Y SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore Emerging Markets Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1996 compared to the IFC Investable Composite Index (Total Return Series) (IFCI).+


                             [GRAPH APPEARS HERE]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCI has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 +The IFCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         BILTMORE EMERGING MARKETS FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1996

  Shares                                     Value
-----------------------------------------------------
Common Stocks--83.6%
            ARGENTINA--7.0%
    26,000  Banco Frances del Rio de la
            Plata, S.A., ADR              $   786,500
    17,000  (b)Bansud, S.A., Class B          187,075
    90,000  Central Costanera, S.A.,
            Class B                           289,016
   271,087  Compania Naviera Perez Com-
            panc, S.A., Class B             1,854,977
    15,000  (b)Disco, S.A., ADR               376,875
    11,000  Inversiones y
            Representaciones, S.A., GDR       341,000
   115,668  Juan Minetti, S.A.                410,786
    33,448  Perez Companc, S.A.               228,876
    21,000  Quilmes Industrial, S.A.,
            ADR                               217,875
   460,000  Siderca, S.A., Class A            754,702
    20,100  Telecom Argentina Stet
            France, S.A., ADR                 791,438
    21,800  Telefonica de Argentina,
            S.A., ADR                         555,900
    32,000  Transportadora de Gas del
            Sur, S.A., Class B, ADR           396,000
    80,000  YPF Sociedad Anonima, ADR       1,860,000
                                          -----------
            Total                           9,051,020
                                          -----------
            BRAZIL--2.3%
    20,000  (b)Bompreco Supermercados Do
            Nordeste, GDR                     347,500
43,650,000  Copel Paraenesa de Energia        443,261
 1,075,000  (b)Light Participacoes, S.A.      201,992
11,000,000  Siderurgica Nacional              300,290
21,000,000  Telecomunicacoes Brasileras,
            S.A., Common Shares             1,357,986
 2,600,000  Telecomunicacoes de Minas
            Gerais                            290,579
                                          -----------
            Total                           2,941,608
                                          -----------
            CHILE--3.7%
     9,000  Banco O'Higgins, ADR              207,000
    27,275  Chilgener, S.A., ADR              576,184
    10,800  Compania Cervecerias Unidas,
            S.A., ADR                         207,900
    13,500  Compania Telecomunicaciones
            Chile, S.A., ADR                1,284,188
    13,000  Cristalerias de Chile, S.A.,
            ADR                               251,875

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
            CHILE--CONTINUED
     9,000  Embotelladora Andina, S.A.,
            ADR                           $   282,375
    25,500  Empresa Nacional de Elec-
            tricidade, S.A., ADR              420,750
    18,500  Enersis, S.A., ADR                522,625
     9,900  Madeco, S.A., ADR                 235,125
    18,300  Maderas Y Sinteticos, S.A.,
            ADR                               249,338
    12,500  Santa Isabel, S.A., ADR           314,063
     5,000  Sociedad Quimica Y Minera de
            Chile, ADR                        260,000
                                          -----------
            Total                           4,811,423
                                          -----------
            CHINA--2.1%
    10,000  (b)Guangshen Railway Co.,
            Ltd., Class N, ADR                197,500
 2,200,000  Harbin Power Equipment Co.,
            Class H                           270,305
    11,500  (b)Huaneng Power
            International Inc., Class N,
            ADR                               209,875
 2,000,000  Maanshan Iron & Steel Co.,
            Class H                           362,130
 1,600,000  Qingling Motors Co., Class H      682,875
 1,500,000  Shanghai Haixing Shipping
            Co., Class H                      118,338
 1,000,000  Shanghai Petrochemical
            Corp., Ltd.                       261,899
     6,000  Shanghai Petrochemcial
            Corp., Ltd., Class N, ADR         155,250
 2,000,000  Yizheng Chemcial Fibre Co.,
            Ltd., Class H                     455,250
                                          -----------
            Total                           2,713,422
                                          -----------
            COLOMBIA--0.2%
    12,000  Banco Industrial Colombiano,
            S.A., ADR                         193,500
                                          -----------
            CZECH REPUBLIC--0.7%
     3,000  (b)Ceske Energeticke Zavody
            A.S. (CEZ)                        105,209
       724  (b)Elektrarny Opatovice A.S.      116,662
    11,792  (b)Inzenyrske A Prumslove
            Stavby Praha (IPS Praha)          120,580
    12,500  Komercni Banka A.S., GDR          318,750


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         BILTMORE EMERGING MARKETS FUND

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
            CZECH REPUBLIC--CONTINUED
     2,500  (b)SPT Telekom A.S.           $   282,403
                                          -----------
            Total                             943,604
                                          -----------
            EGYPT--1.1%
    50,000  (b)Commercial International
            Bank Egypt, GDR                   750,000
    40,000  (b)Suez Cement Co., GDR           642,000
                                          -----------
            Total                           1,392,000
                                          -----------
            GREECE--4.1%
    20,625  Alpha Credit Bank               1,288,690
    16,260  Edrassi Psallidas                 141,105
     8,820  Ergo Bank, S.A.                   455,598
    14,680  Goody's, S.A.                     267,528
    34,000  Hellenic Bottling Co., S.A.       980,703
    20,200  Hellenic Technodomiki, S.A.       233,730
    24,500  Hellenic Telecommunications
            Organization                      425,225
    34,100  Michaniki, S.A.                   267,036
     3,300  National Bank of Greece           204,555
    30,000  Sarantis, S.A.                    307,452
    11,850  Titan Cement Co.                  651,288
                                          -----------
            Total                           5,222,910
                                          -----------
            HONG KONG--5.5%
   375,000  Amoy Properties Ltd.              523,798
   100,000  Cheung Kong Holdings Ltd.         879,463
   110,000  China Light and Power Co.         472,324
   225,000  Citic Pacific Ltd.              1,172,725
    75,000  Guoco Group Ltd.                  408,369
    79,600  Hong Kong & Shanghai Bank       1,657,476
    60,000  Hong Kong Electric Ltd.           192,448
    15,000  Hong Kong Telecommunications
            Ltd., ADR                         262,501
    75,000  Hutchison Whampoa Ltd.            579,573
    75,000  Sun Hung Kai Properties           931,196
                                          -----------
            Total                           7,079,873
                                          -----------
            HUNGARY--1.3%
     8,000  (b)Borsodchem RT, GDR             172,801
     8,000  (b)Danubius Hotel and Spa RT      175,576
     4,000  EGIS RT                           219,091
    10,000  Gedeon Richter Ltd., GDR          552,501
       450  Inter-Europa Bank RT              107,843
    10,000  OTP Bank, GDR                     169,501

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
            HUNGARY--CONTINUED
     3,500  Pick Szeged RT                $   174,377
     3,000  Primagaz RT                       124,871
                                          -----------
            Total                           1,696,561
                                          -----------
            INDIA--2.0%
     4,800  Bajaj Auto Ltd., GDR              134,401
    13,800  BSES Ltd., GDR                    272,551
     6,750  East India Hotels, GDR            126,901
    11,000  Grasim Industries Ltd., GDR       155,651
    17,000  Gujarat Ambuja Cements Ltd.,
            GDR                               136,001
     7,500  Hindalco Industries Ltd.,
            GDR                               153,001
     8,500  (b)Indian Hotels Co., Ltd.,
            GDR                               197,201
    14,500  Larsen & Toubro Ltd., GDR         210,251
    20,500  Mahindra and Mahindra Ltd.,
            GDR                               215,251
    11,000  Ranbaxy Laboratories Ltd.,
            GDR                               211,751
     9,000  Reliance Industries Ltd.,
            GDR                               102,152
    20,000  (b)State Bank of India, GDR       325,501
    10,000  Steel Authority of India
            Ltd., GDR                          85,001
       350  Tata Electric Co., GDR            113,751
    13,340  Tata Engineering &
            Locomotive Co. Ltd., GDR          133,402
                                          -----------
            Total                           2,572,767
                                          -----------
            INDONESIA--4.1%
   118,750  PT Bank Dagang Nasional
            Indonesia                         117,738
   541,776  PT Bank International
            Indonesia                         502,501
   493,500  PT Ciputra Development            420,896
   100,000  PT Gudang Garam                   425,374
   110,000  PT Hanjaya Mandala Sampoerna      560,555
   520,180  PT Indah Kiat Pulp & Paper
            Corp.                             377,103
    50,000  PT Indofood Sukses Makmur         104,479
    22,000  PT Indonesian Satellite
            Corp., ADR                        607,751
   300,000  PT Mayora Indah                   137,528
    30,000  PT Modern Photo Film Co.           75,161
   180,000  PT Mulia Industrindo              188,061
   140,000  PT Pan Indonesia Bank             122,389
   310,000  PT Semen Gresik                   945,203


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         BILTMORE EMERGING MARKETS FUND

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
            INDONESIA--CONTINUED
    22,000  PT Telekomunikasi, ADR        $   723,251
                                          -----------
            Total                           5,307,990
                                          -----------
            KOREA, REPUBLIC OF--6.6%
    57,120  Cho Hung Bank Co., Ltd.           485,213
     9,525  (b)Chosun Brewery Co., Ltd.       270,486
     2,000  Dong-A Pharmaceutical Co.          44,395
    19,200  (b)Housing & Commercial Bank      340,248
    11,692  (b)Hyundai Engineering &
            Construction Co., Ltd.            315,944
     6,850  Hyundai Motor Co., Ltd.           230,453
    10,000  Jinro                             236,445
    56,517  Korea Electric Power Corp.      1,806,745
       220  Korea Mobile
            Telecommunications Corp.          218,866
    13,290  Korean Air                        264,919
    18,500  L.G. Electronics, Inc.            287,895
     2,337  L.G. Information &
            Communication Ltd.                220,690
     8,000  L.G. Chemical                      89,753
    15,400  (b)L.G. Securities Co., Ltd.      200,639
     8,870  Pohang Iron and Steel Co.,
            Ltd.                              590,602
     5,225  Samsung Display Devices Ltd.      326,503
     6,362  Samsung Electronics Co.,
            Ltd.                              470,463
     1,000  Samsung Fire & Marine
            Insurance                         444,514
     7,500  (b)Seoul City Gas Co., Ltd.       542,855
    15,740  Shinhan Bank Co.,Ltd.             277,983
     5,000  Shinsegae Department Store
            Co.                               235,237
    15,500  (b)Ssangyong Investment
            Securities Co., Ltd.              188,853
    16,292  Yukong Ltd.                       375,387
                                          -----------
            Total                           8,465,088
                                          -----------
            LEBANON--0.2%
    25,000  Solidere, GDR                     293,750
                                          -----------
            LITHUANIA--0.3%
    10,000  (b)Vilniaus Bankas AB, GDR        340,000
                                          -----------
            MALAYSIA--6.1%
    80,000  AMMB Holdings, BHD                636,328
    20,000  Carlsberg Brewery                 146,419
    90,000  DCB Holdings, BHD                 308,073
    30,000  Genting, BHD                      213,692
    55,000  Hume Industries, BHD              359,121

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
            MALAYSIA--CONTINUED
   152,500  Land & General, BHD           $   371,142
    63,000  Leader Universal Holdings,
            BHD                               142,105
    60,000  Malayan Banking, BHD              593,589
    70,000  Malaysian International
            Shipping, BHD                     221,607
    43,450  Oyl Industries, BHD               451,350
    50,000  Perusahaan Otomobil
            Nasional, BHD                     316,581
   220,000  Renong, BHD                       405,698
    50,000  Resorts World, BHD                251,286
    12,000  Rothmans of Pall Mall, BHD        125,841
   200,000  Sime Darby, BHD                   747,922
    95,000  Telekom Malaysia, BHD             864,662
   220,000  Tenaga Nasional, BHD            1,001,187
    50,000  UMW Holdings, BHD                 237,436
    50,000  United Engineers, BHD             453,106
                                          -----------
            Total                           7,847,145
                                          -----------
            MEXICO--7.9%
   173,718  Alfa, S.A. de C.V., Class A       773,108
   140,000  Altos Hornos de Mexico, S.A.
            de C.V.                           311,703
   150,000  (b)Carso Global Telecom,
            Class A                           346,139
   290,000  Cemex, S.A. de C.V.               967,034
   290,000  (b)Cifra, S.A. de C.V.            400,786
    70,800  (b)Corporacion GEO, S.A. de
            C.V., Class B                     358,623
    27,040  (b)Desc Sociedad de Fomento
            Industrial, S.A. de C.V.,
            Class C, ADR                      584,740
    38,000  (b)Empresas ICA Sociedad
            Controladora, S.A. de C.V.,
            ADR                               546,250
    18,500  Empresas La Moderna, S.A. de
            C.V., ADR                         344,563
   135,000  Fomento Economico Mexicano,
            S.A. de C.V., Class B             461,297
    70,000  (b)Gruma, S.A. de C.V.            386,078
    67,800  Grupo Carso, S.A. de C.V.         345,146
    24,400  Grupo Casa Autrey, S.A. de
            C.V., ADR                         472,750
   100,000  Grupo Financiero Banamex
            Accival, S.A. de C.V., Class
            B                                 197,287
     7,117  Grupo Financiero Banamex
            Accival, S.A. de C.V., Class
            L                                  12,922
   900,000  (b)Grupo Financiero
            Bancomer, S.A. de C.V.,
            Class B                           362,876


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         BILTMORE EMERGING MARKETS FUND

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
            MEXICO--CONTINUED
    20,000  (b)Grupo Televisa, S.A., GDR  $   545,000
   125,000  Industrias Penoles, S.A.          448,523
    24,000  Kimberly Clark de Mexico,
            S.A. de C.V.                      464,359
    36,500  Telefonos de Mexico, Class
            L, ADR                          1,108,688
    53,000  (b)Tubos de Acero de Mexico,
            S.A. de C.V., ADR                 722,125
                                          -----------
            Total                          10,159,997
                                          -----------
            PANAMA--0.4%
    10,200  Pan American Beverage Inc.,
            Class A, ADR                      476,850
                                          -----------
            PERU--2.7%
    39,000  Banco Wiese, ADR                  224,250
    26,000  CPT Telefonica del Peru,
            S.A., Class B, ADR                503,750
    93,265  Cementos Norte Pacasmayo,
            S.A.                              130,632
   254,028  Cervecerias Backus &
            Johnson, Class T                  226,065
    11,810  Compania de Minas Buenaven-
            tura, S.A., Class B                84,857
    54,271  Compania de Minas Buenaven-
            tura, S.A., Class C               407,374
   248,217  (b)Consorcio de Alimientos
            Fabril Pacifico, S.A.             340,944
    36,910  Credicorp Ltd., ADR               636,698
    20,510  Minsur, S.A.                      180,936
     7,000  Southern Peru Copper Corp.,
            ADR                               113,750
   343,300  Telefonica Del Peru, Class B      673,450
                                          -----------
            Total                           3,522,706
                                          -----------
            PHILIPPINES--3.8%
   811,875  Ayala Land, Inc., Class B         880,257
 1,050,000  C & P Homes, Inc.                 519,287
   450,000  (b)Fortune Cement Corp.           218,272
 2,100,000  JG Summit Holdings, Inc.          575,211
    55,500  Manila Electric Co., Class B      411,721
    26,750  Metropolitan Bank and Trust
            Co.                               620,768
   635,937  Petron Corp.                      205,640
     8,000  Philippine Long Distance
            Telephone Co., ADR                460,000

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
            PHILIPPINES--CONTINUED
    25,000  (b)Philippine National Bank   $   311,478
   184,500  San Miguel Corp., Class B         736,989
                                          -----------
            Total                           4,939,623
                                          -----------
            POLAND--3.6%
     9,000  (b)Agros Holding, S.A.            217,757
     5,000  Bank Przemyslowo-Handlowy,
            S.A.                              324,357
    16,000  Bank Rozwoju Eksportu, S.A.       518,970
     9,000  Bank Slaski, S.A.                 874,185
    81,000  Elektrim Spolka Akcyina,
            S.A.                              738,481
    65,000  Mostostal Export, S.A.            153,850
    32,000  Polifarb Cieszyn, S.A.            161,582
    15,000  Rolimpex, S.A.                    130,444
    20,000  (b)Stalexport, S.A.               210,393
    26,000  (b)Stomil-Olsztyn, S.A.           286,275
   113,000  Wielkopolski Bank Kredytowy,
            S.A.                              713,234
     3,700  (b)Zaklady Metali Lekkich
            Kety, S.A.                        278,947
                                          -----------
            Total                           4,608,475
                                          -----------
            PORTUGAL--4.1%
    29,651  BPI, SGPS, S.A.                   368,299
    75,712  Banco Commercial Portuguese,
            Class R                           985,767
     6,400  (b)Banco Espirito Santo e
            Comercial de Lisboa               110,815
    19,827  Banco Totta & Acores
            Nationalisiert, Class B           349,175
    31,000  Cimentos de Portugal, S.A.
            (Cimpor)                          647,746
    18,000  Engil, SGPS, S.A.                 193,329
     8,900  Estabelecimentos Jeronimo
            Martins & Filho, SGPS, S.A.       817,791
    50,000  Empresa Produtorade
            Celulose, S.A. (Portucel)         292,659
    28,330  Portugal Telecom, SGPS, S.A.      751,575
     3,800  Portugal Telecom, SGPS,
            S.A., ADR                         100,700
    21,200  Sonae Investimentos, SGPS,
            S.A.                              634,498
                                          -----------
            Total                           5,252,354
                                          -----------


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         BILTMORE EMERGING MARKETS FUND

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
            RUSSIA--2.1%
    30,000  (b)Chernogorneft, ADR         $   367,500
    30,000  (b)Gazprom, ADR                   542,400
    25,000  Lukoil Co., ADR                 1,087,500
    22,000  Mosenergo, ADR                    638,000
                                          -----------
            Total                           2,635,400
                                          -----------
            TAIWAN, REPUBLIC OF
            CHINA--1.5%
    22,400  Acer Inc., GDR                    202,720
    18,000  (b)Advanced Semiconductor
            Engineering Inc., GDR             153,000
    25,501  Asia Cement Corp., GDR            488,982
    33,750  (b)GVC Corp., GDR                 270,169
    24,000  (b)President Enterprises,
            GDR                               432,000
    35,000  (b)Yageo Corp., GDR               363,125
                                          -----------
            Total                           1,909,996
                                          -----------
            THAILAND--5.7%
    23,000  Advanced Information Service      272,861
    60,000  Bangkok Bank Ltd.                 685,969
    93,750  Bank of Ayudhya Ltd.              295,487
    60,000  Dhana Siam Finance &
            Securities Co., Ltd.              182,064
   180,000  Finance One Co., Ltd.             514,477
    50,000  Italian-Thai Development
            Ltd.                              328,889
   324,700  Krung Thai Bank Ltd.              920,828
    55,000  Land & House Co., Ltd.            434,995
    55,000  PTT Exploration and
            Production Ltd.                   809,694
    27,000  Shinawatra Computer and Com-
            munications Co., Ltd.             357,315
    11,000  Siam Cement Co., Ltd              382,451
    82,100  TPI Polene Co., Ltd.              165,547
   250,000  (b)TelecomAsia Corp., Ltd.        518,784
   250,000  Thai Airways International
            Ltd.                              435,583
    85,000  (b)Thai Farmers Bank Co.          725,514
    30,000  United Communication
            Industries, Ltd.                  241,969
                                          -----------
            Total                           7,272,427
                                          -----------
            TURKEY--2.2%
 2,371,750  Adana Cimento Sanayii, Class
            A                                 129,768
 2,000,000  Akbank, T.A.S.                    224,718
 6,780,000  Aksigorta                         185,480
 1,400,000  Arcelik AS                        131,313
 1,200,000  Aygaz                             161,210

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
            TURKEY--CONTINUED
   359,000  Brisa Bridgestone Sabanci
            Lastik Sanayii Ve Ticaret,
            A.S., Class Y                 $   157,840
   205,500  Ege Biracilik Ve Malt
            Sanayii, A.S.                      53,207
   992,000  Erciyas Biracilik Ve Malt
            Sanayii, A.S.                     116,306
 1,170,000  Eregli Demir Ve Celik
            Fabrikalari, T.A.S.               165,754
 1,333,333  Koc Holding, A.S.                 273,571
 1,272,000  Koc Yatirim Ve Sanayii
            Mamulleri Pazarlama, A.S.         205,060
   131,200  Migros Turk, T.A.S.               128,188
   310,000  Netas Telekomunik, A.S.            65,877
   536,000  Petkim Petrokimya Holding,
            A.S.                              251,372
   830,000  Tat Konserve Sanayii, A.S.        119,614
   690,000  (b)Tupras Turkiye Petrol
            Rafinerileri, A.S.                185,393
 1,231,304  (b)Turk Sise Ve Cam
            Fabrikalari, A.S.                 138,348
 3,784,500  Yapi Ve Kredi Bankasi, A.S.        96,138
                                          -----------
            Total                           2,789,157
                                          -----------
            VENEZUELA--2.3%
    40,000  (b)Compania Anonima Nacional
            Telefonos de Venezuela,
            Class D, ADR                    1,015,000
   137,000  Mavesa S.A., ADR                  787,750
   180,000  Sider Venezolana, ADR             607,500
    50,000  Sudamtex de Venezuela ,
            Class B, ADR                      236,719
   138,000  Venepal, Class B, GDR             345,000
                                          -----------
            Total                           2,991,969
                                          -----------
            Total Common Stocks
            (identified cost
            $104,238,489)                 107,431,615
                                          -----------
Preferred Stocks--6.5%
            BRAZIL--6.3%
62,561,500  Banco Bradesco, S.A., PN          457,250
 1,800,000  Banco Itau, S.A., PN              705,710
   890,000  Brasmotor, S.A., PN               251,569
   250,000  Centrais Eletricas
            Brasileiras, PN, S.A., PNA         60,758
 3,450,000  Centrais Eletricas
            Brasileiras, PN, S.A., PNB      1,132,187
   479,911  Compania Cervejaria Brahma,
            PN                                283,858


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         BILTMORE EMERGING MARKETS FUND

 Principal
  Amount
 or Shares                                   Value
-----------------------------------------------------
Preferred Stocks--continued
            BRAZIL--CONTINUED
22,433,000  Compania Energetica de Minas
            Gerais, PN                    $   723,155
    50,000  Compania Vale Do Rio Doce,
            PN                              1,050,339
10,500,000  Lojas Americanas, S.A., PN        148,397
10,900,000  Petroleo Brasileiro, S.A.,
            PN                              1,498,347
19,800,000  Telecomunicacoes Brasileras,
            PN                              1,498,880
250,000,000 Usinas Siderurgicas de Minas
            Gerais, PN                        249,250
                                          -----------
            Total                           8,059,700
                                          -----------
            COLOMBIA--0.1%
    10,000  Banco Ganadero, S.A., Class
            C, ADR                            182,500
                                          -----------
            KOREA, REPUBLIC OF--0.1%
     1,952  Samsung Electronics Co.,
            Ltd.                               77,885
                                          -----------
            Total Preferred Stocks
            (identified cost $6,481,959)    8,320,085
                                          -----------
Rights--0.0%
            POLAND--0.0%
    65,000  Mostostal Export, S.A.,
            Rights (identified cost $0)         2,620
                                          -----------
Warrants--0.0%
            INDONESIA--0.0%
    51,147  PT Indah Kiat Pulp & Paper
            Corp., Warrants                    14,614
                                          -----------
            THAILAND--0.0%
     9,375  Thai Farmers Bank Co.,
            Warrants                           10,737
                                          -----------
            Total Warrants (identified
            cost $55,060)                      25,351
                                          -----------
Convertible Bond--0.2%
            TAIWAN, PROVINCE OF
            CHINA--0.2%
$  200,000  Yang Ming Marine, Unsub.,
            2.00%, 10/6/2001 (identified
            cost $216,500)                    231,000
                                          -----------
Closed End Investment Companies--4.9%
            CHILE--0.3%
    10,000  Genesis Chile Fund                402,500
                                          -----------

 Principal
  Amount
 or Shares                                   Value
-----------------------------------------------------
Closed End Investment Companies--continued
            CZECH REPUBLIC--0.3%
    16,000  Sporitelni Privatizacni
            Cesky IF, A.S.                $   231,533
    32,064  Sporitelni Privatizacni
            Vseobecny IF, A.S.                 82,856
                                          -----------
            Total                             314,389
                                          -----------
            HONG KONG--0.3%
    30,000  (b)Formosa Growth Fund Ltd.       435,000
                                          -----------
            HUNGARY--0.3%
     5,000  (b)Hungarian Investment Co.       422,500
                                          -----------
            INDIA--1.2%
    74,500  India Fund Inc.                   502,875
   495,000  (b)The India Fund                 661,609
    43,000  (b)The Morgan Stanley India
            Investment Fund, Inc.             354,750
                                          -----------
            Total                           1,519,234
                                          -----------
            KOREA--0.1%
    18,400  Korean Investment Fund, Inc.      142,600
                                          -----------
            MEXICO--0.4%
    30,000  Mexico Fund                       453,750
                                          -----------
            TAIWAN, PROVINCE OF
            CHINA--2.0%
       220  (b)Formosa Fund, IDR            1,991,000
     7,000  Taipei Fund                       619,500
                                          -----------
            Total                           2,610,500
                                          -----------
            Total Closed-End
            Investment Companies
            (identified cost $6,477,944)    6,300,473
                                          -----------
(a) Repurchase Agreement--3.8%
            UNITED STATES--3.8%
$4,829,491  Daiwa Securities America,
            Inc., 5.65%, dated
            11/29/1996, due 12/2/1996
            (at amortized cost)             4,829,491
                                          -----------
            Total Investments
            (identified cost
            $122,299,443)                 $127,140,635
                                          -----------


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    BILTMORE BALANCED FUND (CLASS A SHARES)
                                  (UNAUDITED)

     GROWTH OF $10,000 INVESTED IN BILTMORE BALANCED FUND (CLASS A SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore Balanced Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1996 compared to the S&P 500 Index+ and the Lehman Aggregate Bond Index.


                             [GRAPH APPEARS HERE]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index and the Lehman Aggregate Bond Index have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

   Total return for shareholders purchasing shares of the Fund at net asset value without a sales charge including accounts purchasing shares through the Trust Division of the Wachovia Banks, is 18.55% for the year ended November 30, 1996 as reflected in the Financial Highlights section of the Fund's prospectus.


 +The S&P 500 Index and the Lehman Aggregate Bond Index are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    BILTMORE BALANCED FUND (CLASS B SHARES)
                                  (UNAUDITED)

     GROWTH OF $10,000 INVESTED IN BILTMORE BALANCED FUND (CLASS B SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore Balanced Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1996 compared to the S&P 500 Index+ and the Lehman Aggregate Bond Index.


                             [GRAPH APPEARS HERE]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's cumulative total return would be 14.47% assuming no redemption during the same time period. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index and the Lehman Aggregate Bond Index have been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

    +The S&P 500 Index and the Lehman Aggregate Bond Index are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    BILTMORE BALANCED FUND (CLASS Y SHARES)
                                  (UNAUDITED)

     GROWTH OF $10,000 INVESTED IN BILTMORE BALANCED FUND (CLASS Y SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore Balanced Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1996 compared to the S&P 500 Index+ and the Lehman Aggregate Bond Index.


                             [GRAPH APPEARS HERE]
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index and the Lehman Aggregate Bond Index have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The S&P 500 Index and the Lehman Aggregate Bond Index are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             BILTMORE BALANCED FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1996

  Shares                                     Value
-----------------------------------------------------
Common Stocks--56.3%
           CAPITAL GOODS--2.9%
   12,674  Caterpillar, Inc.              $ 1,002,830
   27,986  General Electric Co.             2,910,543
   19,750  Harsco Corp.                     1,377,562
   18,000  Honeywell, Inc.                  1,235,250
   20,190  Ingersoll-Rand Co.                 938,834
                                          -----------
           Total                            7,465,019
                                          -----------
           COMMERCIAL SERVICES--0.5%
   40,000  Equifax, Inc.                    1,310,000
                                          -----------
           CONSUMER DURABLES--1.2%
   95,835  Ford Motor Co.                   3,138,596
                                          -----------
           CONSUMER NON-DURABLES--19.5%
   13,415  Abbott Laboratories                747,885
    6,540  (b)Adaptec, Inc.                   243,614
   20,020  American Greetings Corp.,
           Class A                            565,564
   40,080  American Home Products Corp.     2,575,140
   21,200  Baxter International, Inc.         901,000
   37,473  Bristol-Myers Squibb Co.         4,262,553
   47,830  CPC International, Inc.          3,981,847
   20,000  Coca-Cola Co.                    1,022,500
   88,169  Columbia/HCA Healthcare Corp.    3,526,760
   22,450  Danka Business Systems, PLC,
           ADR                                942,900
   42,260  Disney (Walt) Co.                3,116,675
   61,140  Electronic Data Systems Corp.    2,957,648
   20,950  (b)HealthCare COMPARE Corp.        898,231
   23,610  Kellogg Co.                      1,602,529
   10,740  Kimberly-Clark Corp.             1,049,835
   11,750  Knight-Ridder, Inc.                493,500
   11,840  (b)Lear Corp.                      424,760
   39,715  Lowe's Cos., Inc.                1,613,422
   26,561  (b)LucasVarity PLC, ADR          1,125,522
   13,230  Merck & Co., Inc.                1,098,090
   52,320  Newell Co.                       1,621,920
    4,370  Nike, Inc., Class B                248,544
  137,385  PepsiCo, Inc.                    4,104,377
   34,240  Philip Morris Cos., Inc.         3,531,000
   10,000  Procter & Gamble Co.             1,087,500
   17,680  R.J.R. Nabisco, Inc., Class A      685,100
    5,905  Sara Lee Corp.                     231,771
   15,985  (b)Scherer (R.P.) Corp.            731,314

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
           CONSUMER
           NON-DURABLES--CONTINUED
   19,382  Service Corp. International    $   583,883
   30,155  Tecumseh Products Co., Class
           A                                1,764,068
   79,485  (b)Tenet Healthcare Corp.        1,778,477
    5,340  Tribune Co.                        461,910
                                          -----------
           Total                           49,979,839
                                          -----------
           ENERGY--4.6%
   26,680  Amoco Corp.                      2,071,035
   17,405  Coastal Corp.                      837,616
   16,995  Exxon Corp.                      1,608,152
    8,500  Halliburton Co.                    512,125
   41,980  Mapco, Inc.                      1,416,825
    2,617  Mobil Corp.                        316,657
   16,905  Occidental Petroleum Corp.         405,720
   10,145  Phillips Petroleum Co.             457,793
    7,920  Royal Dutch Petroleum Co.,
           ADR                              1,345,410
   26,505  Schlumberger Ltd.                2,756,520
                                          -----------
           Total                           11,727,853
                                          -----------
           FINANCE--7.7%
    7,700  AMBAC, Inc.                        527,450
   26,060  American International Group,
           Inc.                             2,996,900
   13,200  Capital One Financial Corp.        476,850
   24,894  Chubb Corp.                      1,350,500
    9,285  Citicorp                         1,014,386
   73,410  Countrywide Credit
           Industries, Inc.                 2,119,714
    9,750  Federal Home Loan Mortgage
           Corp.                            1,113,938
   66,075  Federal National Mortgage
           Association                      2,725,594
   79,230  First USA, Inc.                  2,604,686
    4,010  MBIA Insurance Corporation         405,511
   12,000  Morgan Stanley Group, Inc.         721,500
   28,000  Providian Corp.                  1,498,000
    8,079  Wells Fargo & Co.                2,299,485
                                          -----------
           Total                           19,854,514
                                          -----------
           MATERIALS & SERVICES--5.6%
   11,185  Air Products & Chemicals,
           Inc.                               777,358
    7,000  Aluminum Co. of America            445,375
    5,375  Dow Chemical Co.                   450,156
   53,810  Ecolab, Inc.                     2,091,864
   30,625  FMC Corp.                        2,365,781


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             BILTMORE BALANCED FUND

  Shares                                     Value
-----------------------------------------------------
Common Stocks--continued
           MATERIALS &
           SERVICES--CONTINUED
   11,000  International Paper Co.        $   467,500
   18,350  Mead Corp.                       1,087,238
   47,110  Millipore Corp.                  1,925,621
   59,810  Praxair, Inc.                    2,908,261
   28,210  Sonoco Products Co.                768,723
   19,000  Tyco International, Ltd.         1,040,250
                                          -----------
           Total                           14,328,127
                                          -----------
           NON-ENERGY MINERALS--0.2%
   43,305  LTV Corp.                          465,529
                                          -----------
           RETAIL TRADE--0.5%
   50,320  (b)AutoZone, Inc.                1,239,130
                                          -----------
           TECHNOLOGY--9.6%
   24,420  (b)3Com Corp.                    1,834,553
   10,820  Avnet, Inc.                        632,970
   51,536  (b)Cabletron Systems, Inc.       2,080,766
   36,943  Cisco Systems, Inc.              2,507,506
   48,605  Computer Associates
           International, Inc.              3,195,779
   55,820  Hewlett-Packard Co.              3,007,303
   17,180  Intel Corp.                      2,179,713
    5,500  International Business
           Machines Corp.                     876,563
   37,490  Linear Technology Corp.          1,766,716
   32,246  MCI Communications Corp.           983,503
    2,640  Microsoft Corp.                    414,150
   23,780  Motorola, Inc.                   1,316,818
    5,145  United Technologies Corp.          721,586
   63,210  Xerox Corp.                      3,105,191
                                          -----------
           Total                           24,623,117
                                          -----------
           TRANSPORTATION--1.3%
   39,490  CSX Corp.                        1,846,158
   42,590  Illinois Central Corp.           1,442,736
                                          -----------
           Total                            3,288,894
                                          -----------
           UTILITIES--2.7%
   25,940  AT&T Corp.                       1,018,145
   30,760  BellSouth Corp.                  1,241,935
   23,280  Central & SouthWest Corp.          622,740
    9,261  GTE Corp.                          415,587
   45,000  Southern Co.                     1,001,250
   31,870  Sprint Corp.                     1,334,556


Principal
 Amount
or Shares                                    Value
-----------------------------------------------------
Common Stocks--continued
           UTILITIES--CONTINUED
   23,220  Westinghouse Electric Corp.    $   435,375
   30,443  Wisconsin Energy Corp.             814,350
                                          -----------
           Total                            6,883,938
                                          -----------
           Total Common Stocks
           (identified cost
           $113,738,612)                  144,304,556
                                          -----------
Corporate Bonds--7.4%
           ASSET-BACKED SECURITIES--1.5%
$ 965,000  Chemical Master Credit Card
           Trust I 1996-1, Class A,
           5.55%,
           9/15/2003                          949,000
  965,000  Dayton Hudson Credit C Master
           Trust 1995-1, Class A, 6.10%,
           2/25/2002                          971,137
  425,000  First Deposit Master Trust
           1995-2, Class A, 6.05%,
           8/15/2002                          427,427
  575,000  Ford Credit Auto Loan Master
           Trust 1995-1 A, Class A,
           6.50%, 8/15/2002                   583,608
1,032,103  Prudential Home Mortgage
           Securities 1993-60, Class A1,
           6.75%,
           12/25/2023                       1,037,263
                                          -----------
           Total                            3,968,435
                                          -----------
           FINANCE--4.9%
1,165,000  BHP Finance (USA), Inc.,
           6.42%, 3/1/2026                  1,177,326
  850,000  Bankers Trust New York Corp.,
           7.375%, 5/1/2008                   881,722
  515,000  Branch Banking & Trust,
           5.70%, 2/1/2001                    505,782
  790,000  CNA Financial, 7.25%,
           11/15/2023                         778,916
1,000,000  Fleet Financial Group, Inc.,
           6.00%, 10/26/1998                1,000,400
  775,000  Fleet Financial Group, Inc.,
           7.125%, 5/1/2000                   797,026
1,260,000  General Motors Acceptance
           Corp., 6.70%, 7/2/1999           1,278,749
  725,000  Household Finance Corp.,
           7.25%, 7/15/2003                   754,935
1,500,000  KFW International Finance,
           7.00%, 3/1/2013                  1,537,800


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             BILTMORE BALANCED FUND

 Principal
  Amount                                    Value
-----------------------------------------------------
Corporate Bonds--continued
           FINANCE--CONTINUED
$ 715,000  Merrill Lynch & Co., Inc.,
           6.64%, 9/19/2002               $   722,994
  985,000  Norwest Corp., 6.00%,
           10/13/1998                         988,388
  505,000  Norwest Financial, Inc.,
           6.75%,
           6/1/2005                           512,939
1,500,000  Sears Roebuck Acceptance
           Corp., 6.64%, 10/9/2001          1,522,562
                                          -----------
           Total                           12,459,539
                                          -----------
           INDUSTRIAL SERVICES--0.6%
1,485,000  Disney (Walt) Co., 6.375%,
           3/30/2001                        1,498,187
                                          -----------
           SECURITIES--0.4%
1,000,000  Smith Barney Holdings, Inc.,
           7.125%, 10/1/2006                1,026,050
                                          -----------
           Total Corporate Bonds
           (identified cost $18,563,713)   18,952,211
                                          -----------
Mortgage Backed Securities--11.1%
           FEDERAL HOME LOAN MORTGAGE
           CORPORATION--1.8%
  264,368  6.50%, 12/1/2008                   264,283
   78,461  6.50%, 2/1/2009                     78,436
  773,810  6.50%, 3/1/2009                    773,562
   65,187  6.50%, 4/1/2009                     65,166
  322,053  6.50%, 6/1/2009                    321,950
  352,906  6.50%, 7/1/2010                    351,131
2,550,000  (d)Discount Note, 12/18/1996     2,543,982
  300,000  (d)Discount Note, 12/20/1996       299,205
                                          -----------
           Total                            4,697,715
                                          -----------
           FEDERAL NATIONAL MORTGAGE
           ASSOCIATION--5.3%
1,038,142  6.00%, 12/1/2010                 1,015,261
1,742,860  6.00%, 4/1/2011                  1,697,110
  855,000  6.82%, 8/23/2005                   881,052
  940,000  7.375%, 3/28/2005                1,006,383
  191,072  7.50%, 4/1/2007                    195,645
  904,331  7.50%, 9/1/2022                    919,877
  403,950  8.00%, 6/1/2022                    417,911
  322,973  8.00%, 1/1/2023                    333,770
   73,139  8.50%, 8/1/2016                     76,955
   55,928  8.50%, 6/1/2024                     58,410
  633,615  8.50%, 7/1/2024                    662,983

 Principal
  Amount                                    Value
-----------------------------------------------------
Mortgage Backed Securities--continued
           FEDERAL NATIONAL MORTGAGE
           ASSOCIATION--CONTINUED
$  35,025  8.50%, 10/1/2024               $    36,579
  669,903  8.50%, 12/1/2024                   699,627
  292,199  9/25/2018, REMIC, PO               284,424
2,500,000  (d)Discount Note, 12/18/1996     2,494,150
  500,000  (d)Discount Note, 12/19/1996       498,750
1,000,000  (d)Discount Note, 12/20/1996       997,370
  500,000  (d)Discount Note, 12/23/1996       498,465
  800,000  (d)Discount Note, 12/27/1996       797,056
                                          -----------
           Total                           13,571,778
                                          -----------
           GOVERNMENT NATIONAL MORTGAGE
           ASSOCIATION--2.6%
2,526,038  6.50%, 4/15/2024                 2,467,611
  978,444  7.00%, 12/20/2025                  969,266
  789,214  7.00%, 5/15/2023                   788,717
2,137,428  7.00%, 8/15/2023                 2,134,485
  392,949  7.50%, 3/15/2023                   400,317
                                          -----------
           Total                            6,760,396
                                          -----------
           FEDERAL AGENCIES--1.4%
1,500,000  Federal Home Loan Bank,
           Discount Note, 12/19/1996        1,496,265
2,000,000  Federal Home Loan Bank,
           4.587%, 8/27/1998                1,968,220
                                          -----------
           Total                            3,464,485
                                          -----------
           Total Mortgage Backed
           Securities
           (identified cost $28,456,204)   28,494,374
                                          -----------
U.S. Treasury Obligations--21.5%
           U.S. TREASURY BILLS--0.4%
1,000,000  (d)12/19/1996                      997,580
                                          -----------
           U.S. TREASURY BONDS--5.9%
2,765,000  6.25%, 8/15/2023                 2,681,193
4,760,000  7.875%, 2/15/2021                5,554,301
5,735,000  8.00%, 11/15/2021                6,792,362
                                          -----------
           Total                           15,027,856
                                          -----------
           U.S. TREASURY NOTES--15.2%
3,300,000  4.75%, 8/31/1998                 3,255,648
1,770,000  5.125%, 11/30/1998               1,754,229
6,085,000  5.25%, 12/31/1997                6,072,647
2,350,000  5.875%, 8/15/1998                2,361,014
2,000,000  5.875%, 11/30/2001               2,003,440


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             BILTMORE BALANCED FUND

 Principal
  Amount                                     Value
-----------------------------------------------------
U.S. Treasury Obligations--continued
           U.S. TREASURY
           NOTES--CONTINUED
$1,500,000 6.125%, 3/31/1998              $ 1,511,715
2,180,000  6.125%, 8/31/1998                2,199,751
1,500,000  6.125%, 7/31/2000                1,517,580
2,430,000  6.25%, 4/30/2001                 2,470,994
1,700,000  6.25%, 2/15/2003                 1,730,277
  720,000  6.375%, 8/15/2002                  737,885
2,370,000  6.50%, 8/15/2005                 2,442,214
  465,000  6.875%, 7/31/1999                  478,513
4,655,000  6.875%, 5/15/2006                4,919,730
1,165,000  7.00%, 7/15/2006                 1,241,820
  210,000  7.125%, 2/29/2000                  218,530
1,675,000  7.50%, 10/31/1999                1,754,563
  500,000  7.50%, 11/15/2001                  535,155
  630,000  7.75%, 11/30/1999                  664,845

 Principal
  Amount                                     Value
-----------------------------------------------------
U.S. Treasury Obligations--continued
           U.S. TREASURY
           NOTES--CONTINUED
$1,115,000 8.00%, 5/15/2001               $ 1,210,121
                                          -----------
           Total                           39,080,671
                                          -----------
           Total U.S. Treasury
           Obligations
           (identified cost $54,060,311)   55,106,107
                                          -----------
(a) Repurchase Agreement--3.0%
7,701,733  Daiwa Securities America,
           Inc., 5.65%, dated
           11/29/1996, due
           12/2/1996 (at amortized cost)    7,701,733
                                          -----------
           Total Investments (identified
           cost
           $222,520,573)                  $254,558,981
                                          -----------


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  BILTMORE FIXED INCOME FUND (CLASS A SHARES)
                                  (UNAUDITED)

   GROWTH OF $10,000 INVESTED IN BILTMORE FIXED INCOME FUND (CLASS A SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore Fixed Income Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1996 compared to the Lehman Aggregate Bond Index.+


                             [GRAPH APPEARS HERE]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Aggregate Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

   Total return for shareholders purchasing shares of the Fund at net asset value without a sales charge including accounts purchasing shares through the Trust Division of the Wachovia Banks, is 5.51% for the year ended November 30, 1996 as reflected in the Financial Highlights section of the Fund's prospectus.


 + The Lehman Aggregate Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  BILTMORE FIXED INCOME FUND (CLASS B SHARES)
                                  (UNAUDITED)

   GROWTH OF $10,000 INVESTED IN BILTMORE FIXED INCOME FUND (CLASS B SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore Fixed Income Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1996 compared to the Lehman Aggregate Bond Index.+


                             [GRAPH APPEARS HERE]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.
 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's cumulative total return would be 5.83% assuming no redemption during the same time period. The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Aggregate Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The Lehman Aggregate Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  BILTMORE FIXED INCOME FUND (CLASS Y SHARES)
                                  (UNAUDITED)

   GROWTH OF $10,000 INVESTED IN BILTMORE FIXED INCOME FUND (CLASS Y SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore Fixed Income Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1996 compared to the Lehman Aggregate Bond Index.+


                             [GRAPH APPEARS HERE]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Aggregate Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The Lehman Aggregate Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           BILTMORE FIXED INCOME FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1996

Principal
 Amount                                     Value
------------------------------------------------------
Corporate Bonds--32.0%
            CONSUMER SERVICES--0.8%
$1,500,000  Disney (Walt) Co., Bond,
            6.375%, 3/30/2001              $ 1,513,320
                                           -----------
            ELECTRONIC TECHNOLOGY--0.4%
   605,000  Motorola, Inc., Deb., 8.40%,
            8/15/2031                          733,720
                                           -----------
            FINANCE--18.8%
 3,000,000  Bankers Trust New York Corp.,
            Sr. Note, 6.75%, 10/3/2001       3,062,820
 1,880,000  Bankers Trust New York Corp.,
            Sub. Note, 7.375%, 5/1/2008      1,950,162
   670,000  Barclays American Corp., Sr.
            Note, 9.125%, 12/1/1997            689,912
 1,250,000  Beneficial Corp., Medium Term
            Note, 7.99%, 2/14/2000           1,317,113
   750,000  Beneficial Corp., 6.20%,
            12/4/2000                          748,313
   850,000  Beneficial Corp., Unsecured
            Note, Series C, 10.00%,
            1/12/2001                          964,827
 1,000,000  CNA Financial Corp., Deb.,
            7.25%, 11/15/2023                  977,420
 2,000,000  Caterpillar Financial
            Services Corp., 6.82%,
            3/15/2001                        2,034,580
 2,000,000  Deere (John) Capital Corp.,
            Sr. Note, Series C, 6.23%,
            10/18/2000                       2,005,420
   755,000  First Union Corp., Sub. Note,
            6.824%, 8/1/2026                   777,386
 1,750,000  Household Finance Corp.,
            6.375%, 6/30/2000                1,761,253
 3,500,000  Household Finance Corp.,
            7.25%, 7/15/2003                 3,644,515
 1,500,000  Household Finance Corp., Sr.
            Note, 6.23%, 2/16/1999           1,506,420
 1,460,000  KFW International Finance,
            7.00%, 3/1/2013                  1,496,792
 2,750,000  Lehman Brothers Holdings,
            Inc., 7.11%, 9/27/1999           2,801,772
 3,000,000  Merrill Lynch & Co., Inc.,
            Sr. Note, 6.64%, 9/19/2002       3,033,540
 2,000,000  Merrill Lynch & Co., Inc.,
            Sr. Note, Series B, 6.80%,
            4/26/2001                        2,043,720

Principal
 Amount                                     Value
------------------------------------------------------
Corporate Bonds--continued
            FINANCE--CONTINUED
$1,100,000  Metropolitan Life Limited,
            7.00%, 11/1/2005               $ 1,113,992
 1,000,000  Sears Roebuck Acceptance
            Corp., 7.07%, 9/17/2001          1,030,920
 1,000,000  Transamerica Corp., 6.75%,
            11/15/2006                       1,002,390
                                           -----------
            Total                           33,963,267
                                           -----------
            HEALTH TECHNOLOGY--1.1%
 2,000,000  Bausch & Lomb, Inc., 6.56%,
            8/12/2026                        2,027,200
                                           -----------
            INDUSTRIAL SERVICES--3.8%
 1,000,000  Du Pont (E.I.) de Nemours &
            Co., Unsecured Note, Series
            G, 6.47%, 9/26/2002              1,013,750
 3,000,000  WMX Technologies, Inc.,
            7.125%, 6/15/2001                3,101,520
   750,000  WMX Technologies, Inc.,
            Unsecured Note, 6.375%,
            12/1/2003                          748,965
 2,000,000  WMX Technologies, Inc.,
            Unsecured Note, 7.00%,
            5/15/2005                        2,054,200
                                           -----------
            Total                            6,918,435
                                           -----------
            PROCESS INDUSTRIES--1.1%
 2,000,000  International Paper Co.,
            7.00%,
            6/1/2001                         2,059,540
                                           -----------
            PRODUCER MANUFACTURING--0.2%
   240,000  Armstrong World Industries,
            Inc., Deb., 9.75%, 4/15/2008       293,318
                                           -----------
            RETAIL TRADE--0.6%
 1,000,000  Penney (J.C.) Co., Inc., MTN,
            Series A, 7.05%, 5/23/2005       1,031,030
                                           -----------
            TRANSPORTATION--1.9%
 3,250,000  Norfolk Southern Corp., MTN,
            Series A, 7.22%, 9/15/2006       3,409,244
                                           -----------
            UTILITIES--3.3%
 2,000,000  Appalachian Power Co., 1st
            Mtg. Bond, 6.375%, 3/1/2001      2,014,500


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           BILTMORE FIXED INCOME FUND

Principal
 Amount                                       Value
------------------------------------------------------
Corporate Bonds--continued
            UTILITIES--CONTINUED
$2,000,000  Bell Atlantic-New Jersey,
            Deb., 5.875%, 2/1/2004         $ 1,940,700
 2,000,000  MCI Communications Corp., Sr.
            Note, 6.25%, 3/23/1999           2,012,060
                                           -----------
            Total                            5,967,260
                                           -----------
            Total Corporate Bonds
            (identified cost $56,773,264)   57,916,334
                                           -----------
U.S. Government Agencies--25.4%
            FEDERAL HOME LOAN MORTGAGE
            CORPORATION--4.1%
     5,667  12.50%, 3/1/2014                     6,635
     7,207  12.50%, 7/1/2011                     8,375
     4,199  12.50%, 2/1/2010                     4,857
    20,048  11.00%, 10/1/2015                   22,449
     3,620  11.00%, 10/1/2010                    4,010
       775  9.50%, 2/1/2019                        839
     2,412  9.50%, 2/1/2019                      2,608
    32,217  9.50%, 7/1/2016                     34,913
     1,456  9.00%, 1/1/2019                      1,549
     1,574  9.00%, 1/1/2019                      1,674
       136  9.00%, 9/1/2017                        145
     9,451  9.00%, 5/15/2016                    10,189
     1,558  8.50%, 8/1/2017                      1,643
     6,400  8.50%, 7/1/2017                      6,751
     3,895  8.00%, 1/1/2019                      4,059
     2,123  8.00%, 7/1/2017                      2,212
    54,066  8.00%, 4/1/2009                     56,398
    10,864  8.00%, 2/1/2009                     11,290
     1,263  8.00%, 1/1/2009                      1,313
    22,661  8.00%, 12/1/2008                    23,481
    24,638  8.00%, 1/1/2008                     25,695
   141,180  7.50%, 2/1/2023                    143,827
   146,762  7.50%, 2/1/2023                    149,330
   167,050  7.50%, 2/1/2023                    169,816
   183,878  7.50%, 2/1/2023                    187,095
   230,349  7.50%, 2/1/2023                    234,163
 2,765,894  7.50%, 9/1/2007                  2,836,063
   719,605  7.00%, 6/1/2008                    730,168
 2,000,000  6.50%, 11/1/2011                 1,985,620
   791,003  6.50%, 4/1/2009                    790,749
                                           -----------
            Total                            7,457,916
                                           -----------
Principal
 Amount                                       Value
------------------------------------------------------
U.S. Government Agencies--continued
            FEDERAL NATIONAL MORTGAGE
            ASSOCIATION--13.0%
$      463  12.50%, 9/1/2013               $       544
     1,561  9.50%, 2/1/2019                      1,691
       202  9.50%, 7/1/2016                        219
     1,663  9.50%, 7/1/2016                      1,804
     1,208  9.50%, 7/1/2016                      1,310
     2,640  9.00%, 8/1/2018                      2,822
     1,101  9.00%, 1/1/2017                      1,179
       873  8.50%, 2/1/2019                        918
       452  8.50%, 2/1/2017                        474
    32,395  8.00%, 9/1/2009                     33,991
     9,150  8.00%, 1/1/2009                      9,600
     4,337  8.00%, 11/1/2008                     4,550
 1,988,490  7.50%, 5/1/2026                  2,012,450
   466,882  7.50%, 1/1/2023                    474,907
   205,572  7.50%, 1/1/2023                    208,847
   186,027  7.50%, 1/1/2023                    189,225
   977,991  7.50%, 4/1/2007                  1,001,395
   904,452  6.50%, 10/1/2010                   899,785
 2,780,034  6.50%, 9/1/2010                  2,765,689
 1,953,535  6.00%, 4/1/2011                  1,902,255
 1,528,496  6.00%, 1/1/2009                  1,502,450
 2,000,000  5.94%, 12/12/2005                1,949,060
 3,825,000  5.875%, 2/14/2006                3,699,502
 7,000,000  5.80%, 2/22/2006                 6,733,839
                                           -----------
            Total                           23,398,506
                                           -----------
            GOVERNMENT NATIONAL MORTGAGE
            ASSOCIATION--7.8%
     4,391  12.50%, 5/15/2014                    5,152
    10,701  12.25%, 2/15/2014                   12,557
     2,112  12.25%, 3/15/2014                    2,477
     8,602  12.25%, 8/15/2013                   10,068
     1,341  11.00%, 11/15/2015                   1,521
       182  11.00%, 11/15/2015                     206
     6,117  11.00%, 9/15/2015                    6,940
     7,316  11.00%, 9/15/2015                    8,288
    37,192  10.50%, 8/15/2017                   41,606
     2,090  10.50%, 8/15/2017                    2,329
     6,041  10.50%, 7/15/2017                    6,758
     5,782  10.50%, 9/15/2015                    6,367
     2,411  10.50%, 11/15/2000                   2,572
       742  10.50%, 11/15/2000                     792
     2,314  10.50%, 11/15/2000                   2,469


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           BILTMORE FIXED INCOME FUND

Principal
 Amount                                      Value
-----------------------------------------------------
U.S. Government Agencies--continued
            GOVERNMENT NATIONAL MORTGAGE
            ASSOCIATION--CONTINUED
$    3,807  10.50%, 10/15/2000             $     4,062
    29,989  9.50%, 11/15/2020                   32,679
    18,706  9.50%, 11/15/2020                   20,361
    78,114  9.50%, 10/15/2020                   85,021
    25,482  9.50%, 10/15/2020                   27,736
    23,569  9.50%, 10/15/2020                   25,654
    49,194  9.50%, 9/15/2020                    53,544
    33,199  9.50%, 6/15/2020                    36,145
    23,959  9.50%, 4/15/2020                    26,078
    34,219  9.50%, 4/15/2020                    37,256
    42,771  9.50%, 4/15/2020                    46,567
     1,068  9.50%, 2/15/2019                     1,163
     3,368  9.50%, 7/15/2018                     3,669
    15,066  9.50%, 10/15/2017                   16,412
    19,973  9.50%, 9/15/2017                    21,758
   213,480  9.50%, 12/15/2016                  232,624
    15,782  9.50%, 7/15/2016                    17,197
     5,170  9.50%, 7/15/2016                     5,633
    51,262  9.50%, 6/15/2016                    55,859
     1,777  9.50%, 5/15/2016                     1,936
     2,574  9.50%, 5/15/2016                     2,804
    16,237  9.50%, 5/15/2016                    17,693
     1,961  9.50%, 6/15/2001                     2,080
    99,385  9.00%, 1/15/2021                   106,652
    45,971  9.00%, 1/15/2021                    49,333
    73,020  9.00%, 1/15/2021                    78,359
    77,456  9.00%, 1/15/2021                    83,120
    40,591  9.00%, 1/15/2021                    43,533
    35,665  9.00%, 11/15/2020                   38,273
    50,764  9.00%, 1/15/2020                    54,587
    50,537  9.00%, 12/15/2019                   54,264
   147,559  9.00%, 12/15/2019                  158,440
    58,868  9.00%, 11/15/2019                   63,301
    55,347  9.00%, 10/15/2019                   59,428
    23,402  9.00%, 6/15/2018                    25,164
    53,846  9.00%, 5/15/2018                    57,901
    10,795  9.00%, 4/15/2018                    11,625
     1,006  9.00%, 7/15/2017                     1,085
    18,607  9.00%, 6/15/2017                    20,037
    31,587  9.00%, 5/15/2017                    34,052
     6,675  9.00%, 1/15/2017                     7,198
    40,788  9.00%, 1/15/2017                    43,988
    72,819  9.00%, 1/15/2017                    78,530

Principal
 Amount                                      Value
-----------------------------------------------------
U.S. Government Agencies--continued
            GOVERNMENT NATIONAL MORTGAGE
            ASSOCIATION--CONTINUED
$   54,697  9.00%, 1/15/2017               $    58,987
    42,817  9.00%, 1/15/2017                    46,176
     3,662  9.00%, 12/15/2016                    3,949
    69,323  9.00%, 11/15/2016                   74,760
       286  9.00%, 10/15/2016                      309
    46,269  9.00%, 10/15/2016                   49,880
    49,357  9.00%, 10/15/2016                   53,209
    13,594  9.00%, 10/15/2016                   14,660
    38,347  9.00%, 9/15/2016                    41,355
    48,247  9.00%, 9/15/2016                    52,012
     2,922  9.00%, 9/15/2016                     3,150
    71,106  9.00%, 9/15/2016                    76,683
    16,893  9.00%, 9/15/2016                    18,218
     1,988  9.00%, 8/15/2016                     2,144
       168  9.00%, 8/15/2016                       181
    20,453  9.00%, 7/15/2016                    22,057
    20,414  9.00%, 6/15/2016                    21,983
     1,890  9.00%, 6/15/2016                     2,038
    34,766  9.00%, 6/15/2016                    37,493
    47,221  9.00%, 5/15/2016                    50,906
    23,029  9.00%, 5/15/2016                    24,826
    44,822  8.50%, 6/15/2022                    47,315
   132,138  8.50%, 5/15/2022                   139,487
   124,997  8.50%, 5/15/2022                   131,949
    19,361  8.50%, 4/15/2022                    20,529
    94,710  8.50%, 12/15/2021                   99,978
    48,321  8.50%, 11/15/2021                   51,008
    37,985  8.50%, 11/15/2021                   40,216
   102,720  8.50%, 11/15/2021                  108,433
    14,852  8.50%, 9/15/2021                    15,702
    57,755  8.50%, 5/15/2021                    61,057
     4,187  8.50%, 9/15/2017                     4,446
     6,990  8.50%, 6/15/2017                     7,422
    30,317  8.50%, 7/15/2016                    32,193
   126,258  8.50%, 6/15/2016                   134,070
    35,456  8.50%, 6/15/2016                    37,650
    11,246  8.50%, 6/15/2016                    11,942
    25,468  8.50%, 5/15/2016                    27,043
   136,066  8.00%, 9/15/2022                   140,997
 1,227,470  8.00%, 9/15/2022                 1,271,954
   210,570  8.00%, 9/15/2022                   218,597
   408,310  8.00%, 5/15/2022                   423,875
   113,104  8.00%, 4/15/2022                   117,415


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           BILTMORE FIXED INCOME FUND

Principal
 Amount                                      Value
------------------------------------------------------
U.S. Government Agencies--continued
            GOVERNMENT NATIONAL MORTGAGE
            ASSOCIATION--CONTINUED
$   11,466  8.00%, 6/15/2017               $    11,967
    18,988  8.00%, 2/15/2017                    19,842
 1,330,900  7.50%, 1/15/2024                 1,355,854
    92,850  7.50%, 3/15/2023                    94,590
   192,756  7.50%, 2/15/2023                   196,370
   146,909  7.50%, 2/15/2023                   149,664
   205,514  7.50%, 12/15/2022                  209,368
   170,500  7.50%, 12/15/2022                  173,697
   150,502  7.50%, 12/15/2022                  153,324
   197,607  7.50%, 12/15/2022                  201,312
   179,968  7.50%, 11/15/2022                  183,342
   183,806  7.50%, 10/15/2022                  187,253
   196,670  7.50%, 8/15/2022                   200,357
   156,607  7.50%, 2/15/2022                   159,816
   847,567  7.00%, 6/15/2023                   847,033
   987,349  6.50%, 5/15/2011                   984,565
 1,588,020  6.50%, 5/15/2009                 1,589,496
 1,634,675  6.00%, 5/15/2009                 1,607,110
     4,722  5.50%, 8/15/1998                     4,703
     5,359  5.50%, 8/15/1998                     5,338
                                           -----------
            Total                           14,086,158
                                           -----------
            AID TO ISRAEL--0.5%
 1,000,000  5.625%, 9/15/2003                  972,620
                                           -----------
            Total U.S. Government
            Agencies (identified cost
            $45,154,792)                    45,915,200
                                           -----------
Principal
 Amount                                      Value
------------------------------------------------------
U.S. Treasury Obligations--39.5%
            U.S. TREASURY BONDS--13.5%
$20,572,000 8.00%, 11/15/2021              $24,364,860
                                           -----------
            U.S. TREASURY NOTES--26.0%
 4,200,000  7.50%, 2/15/2005                 4,595,724
 1,500,000  7.50%, 10/31/1999                1,571,250
 7,000,000  7.00%, 4/15/1999                 7,210,000
 2,500,000  6.875%, 5/15/2006                2,642,175
 3,350,000  6.75%, 4/30/2000                 3,452,075
 3,000,000  6.75%, 6/30/1999                 3,077,820
 1,000,000  6.50%, 8/15/2005                 1,030,470
 4,000,000  6.50%, 4/30/1999                 4,076,880
   500,000  6.375%, 8/15/2002                  512,420
 5,000,000  6.25%, 7/31/1998                 5,054,700
 7,250,000  6.125%, 5/15/1998                7,310,030
 3,500,000  6.00%, 9/30/1998                 3,525,690
 3,000,000  5.625%, 11/30/1998               3,001,860
                                           -----------
            Total                           47,061,094
                                           -----------
            Total U.S. Treasury
            Obligations (identified cost
            $71,400,223)                    71,425,954
                                           -----------
(a) Repurchase Agreements--3.7%
 6,748,393  Daiwa Securities America,
            Inc., 5.65%, dated
            11/29/1996, due
            12/2/1996 (at amortized cost)    6,748,393
                                           -----------
            Total Investments (identified
            cost $180,076,672)             $182,005,881
                                           -----------


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             BILTMORE SHORT-TERM FIXED INCOME FUND (CLASS A SHARES)
                                  (UNAUDITED)

     GROWTH OF $10,000 INVESTED IN BILTMORE SHORT-TERM FIXED INCOME FUND
                               (CLASS A SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore Short-Term Fixed Income Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1996 compared to the Merrill Lynch 1-3 Year U.S. Treasury Index.+


                             [GRAPH APPEARS HERE]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  *Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 2.50% ($10,000 investment minus $250 sales charge = $9,750). The Fund's performance assumes the reinvestment of all dividends and distributions. The Merrill Lynch 1-3 Year U.S. Treasury Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

   Total return for shareholders purchasing shares of the Fund at net asset value without a sales charge including accounts purchasing shares through the Trust Division of the Wachovia Banks, is 5.29% for the year ended November 30, 1996 as reflected in the Financial Highlights section of the Fund's prospectus.

 + The Merrill Lynch 1-3 Year U.S. Treasury Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             BILTMORE SHORT-TERM FIXED INCOME FUND (CLASS Y SHARES)
                                  (UNAUDITED)

     GROWTH OF $10,000 INVESTED IN BILTMORE SHORT-TERM FIXED INCOME FUND
                               (CLASS Y SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore Short-Term Fixed Income Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1996 compared to the Merrill Lynch 1-3 Year U.S. Treasury Index.+


                             [GRAPH APPEARS HERE]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The Merrill Lynch 1-3 Year U.S. Treasury Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The Merrill Lynch 1-3 Year U.S. Treasury Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     BILTMORE SHORT-TERM FIXED INCOME FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1996

Principal
 Amount                                      Value
-----------------------------------------------------
Asset-Backed Securities--0.0%
$    4,622  Shawmut National Grantor
            Trust, Series 1992-A, 5.55%,
            11/15/1997 (identified cost
            $4,691)                       $     4,614
                                          -----------
Collateralized Mortgage
Obligations--0.2%
   187,597  Household Financial Corp.,
            Series 1992-A3, 5.80%,
            4/20/2007 (identified cost
            $189,767)                         187,597
                                          -----------
Corporate Bonds--24.4%
            BANKING--6.3%
 3,750,000  Bankers Trust Corp., New
            York, 6.625%, 7/30/1999         3,805,912
 1,000,000  Fleet Financial Group, Inc.,
            7.25%, 10/15/1997, Senior
            Notes                           1,011,050
 2,500,000  International American
            Development Bank, 9.50%,
            10/15/1997                      2,581,375
                                          -----------
            Total                           7,398,337
                                          -----------
            FINANCE--13.5%
 3,000,000  Associates Corp. of North
            America, 6.00%, 3/15/1999,
            Senior Notes                    3,001,920
 2,750,000  Lehman Brothers Holdings,
            Inc., 7.11%, 9/27/1999          2,801,772
 2,000,000  Norwest Corp., 6.25%,
            4/15/1999, Medium Term Notes    2,024,920
 4,000,000  Sears Roebuck Acceptance
            Corp., 6.54%, 5/6/1999          4,047,400
 4,000,000  Transamerica Financial
            Corp., 6.75%, 8/15/1997,
            Senior Notes                    4,023,040
                                          -----------
            Total                          15,899,052
                                          -----------
            FINANCIAL SERVICES--2.1%
 2,500,000  Merrill Lynch & Co., Inc.,
            5.00%, 12/15/1996               2,480,050
                                          -----------

Principal
 Amount                                      Value
-----------------------------------------------------
Corporate Bonds--continued
            INDUSTRIAL SERVICES--0.8%
$1,000,000  Eaton Corp., 6.375%,
            4/1/1999                      $ 1,008,790
                                          -----------
            UTILITIES-ELECTRIC--1.7%
 2,000,000  Kansas City Power & Light
            Co., 6.37%, 10/15/1999,
            Medium Term Notes               2,009,760
                                          -----------
            Total Corporate Bonds
            (identified cost
            $28,458,154)                   28,795,989
                                          -----------
U.S. Treasury Obligations--70.9%
            U.S. TREASURY NOTES--70.9%
11,250,000  4.75%, 8/31/1998               11,098,800
 6,500,000  5.125%, 11/30/1998              6,442,085
 4,750,000  5.50%, 11/15/1998               4,741,070
 6,250,000  5.625%, 10/31/1997              6,260,750
 7,000,000  5.625%, 11/30/1998              7,004,340
 1,500,000  5.75%, 9/30/1997                1,504,215
 5,000,000  5.875%, 3/31/1999               5,026,550
 1,000,000  6.00%, 9/30/1998                1,007,340
19,750,000  6.125%, 5/15/1998              19,913,530
 7,500,000  6.25%, 7/31/1998                7,582,050
 3,000,000  6.50%, 5/15/1997                3,016,410
 4,750,000  6.50%, 8/15/1997                4,785,625
 3,000,000  6.75%, 6/30/1999                3,077,820
   500,000  7.875%, 4/15/1998                 515,470
 1,500,000  8.75%, 10/15/1997               1,541,490
                                          -----------
            Total U.S. Treasury
            Obligations
            (identified cost
            $83,210,455)                   83,517,545
                                          -----------
(a) Repurchase Agreement--8.0%
 9,483,743  Daiwa Securities America,
            Inc., 5.65%, dated
            11/29/1996, due 12/2/1996
            (at amortized cost)             9,483,743
                                          -----------
            Total Investments
            (identified
            cost $121,346,810)            $121,989,488
                                          -----------


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             BILTMORE GEORGIA MUNICIPAL BOND FUND (CLASS A SHARES)
                                  (UNAUDITED)

  GROWTH OF $10,000 INVESTED IN BILTMORE GEORGIA MUNICIPAL BOND FUND (CLASS A
                                    SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore Georgia Municipal Bond Fund (Class A Shares) (the "Fund") from December 23, 1994 (start of performance) to November 30, 1996 compared to the Lehman State General Obligation Bond Index.+


                             [GRAPH APPEARS HERE]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman State General Obligation Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

   Total return for shareholders purchasing shares of the Fund at net asset value without a sales charge including accounts purchasing shares through the Trust Division of the Wachovia Banks, is 4.97% for the year ended November 30, 1996 as reflected in the Financial Highlights section of the Fund's prospectus.

 + The Lehman State General Obligation Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             BILTMORE GEORGIA MUNICIPAL BOND FUND (CLASS Y SHARES)
                                  (UNAUDITED)

  GROWTH OF $10,000 INVESTED IN BILTMORE GEORGIA MUNICIPAL BOND FUND (CLASS Y
                                    SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore Georgia Municipal Bond Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1996 compared to the Lehman State General Obligation Bond Index.+


                             [GRAPH APPEARS HERE]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman State General Obligation Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The Lehman State General Obligation Bond Index is not adjusted to reflect charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      BILTMORE GEORGIA MUNICIPAL BOND FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1996

Principal                                 Credit
 Amount                                   Rating*     Value
------------------------------------------------------------
Long-Term Municipal Securities--98.0%
           GEORGIA--98.0%
$ 100,000  Atlanta, GA Downtown
           Development Authority,
           Refunding Revenue Bonds,
           6.25% (Original Issue
           Yield: 6.435%), 10/1/2016       AA      $  104,987
  200,000  Atlanta, GA, GO UT (Series
           A), 6.125% (Original Issue
           Yield: 6.18%), 12/1/2023        AA         210,384
  510,000  Atlanta, GA, Urban
           Residential Finance
           Authority, Dorm Facility
           Revenue Refunding Bonds,
           5.70% (Morehouse College)/
           (MBIA INS), 12/1/2010           AAA        530,859
   80,000  Brunswick, GA, Water &
           Sewer Refunding Revenue
           Bonds, 6.10% (MBIA
           INS)/(Original Issue Yield:
           6.27%), 10/1/2019               AAA         88,356
  500,000  Burke County, GA
           Development Authority, PCR
           (Series 6), 4.375% (Georgia
           Power Company Plant
           Vogtle)/(AMBAC INS),
           11/1/2000                       AAA        502,130
   90,000  Burke County, GA
           Development Authority, PCR
           Bonds, 7.50% (Oglethorpe
           Power Corp.)/(MBIA INS),
           1/1/2003                        AAA        100,060
  400,000  Cartersville, GA Water &
           Sewer, Refunding Revenue
           Bonds, 5.30% (AMBAC INS),
           1/1/2005                        AAA        411,368
   50,000  Chatham County, GA School
           District, GO UT, 6.75%
           (MBIA INS), 8/1/2018            AAA         57,208
  500,000  Cobb County, GA School Dis-
           trict, GO UT Refunding
           Bonds, 6.65% (United States
           Treasury PRF), 2/1/2001         AA         536,280
  100,000  Cobb County, GA Solid Waste
           Management Authority,
           Revenue Bonds, 6.35%,
           1/1/2009                        AA+        110,828

Principal                                 Credit
 Amount                                   Rating*     Value
------------------------------------------------------------
Long-Term Municipal Securities--continued
           GEORGIA--CONTINUED
$ 200,000  De Kalb County, GA School
           District, GO UT Bonds
           (Series A), 6.25%, 7/1/2011     AA      $  224,886
1,000,000  De Kalb County, GA Water &
           Sewer, Refunding Revenue
           Bonds, 5.125% (Original
           Issue Yield: 5.25%),
           10/1/2011                       AA         997,770
  500,000  De Kalb County, GA Water &
           Sewer, Refunding Revenue
           Bonds, 5.25% (Original
           Issue Yield: 5.42%),
           10/1/2023                       AA         480,840
  150,000  De Kalb County, GA, GO UT
           Bonds, 5.50% (Original
           Issue Yield: 5.60%),
           1/1/2016                        AA+        150,177
  100,000  Decatur, GA Housing
           Authority, Mortgage
           Refunding Revenue Bonds,
           6.45% (FHA and MBIA
           INS)/(Original Issue Yield:
           6.524%), 7/1/2025               AAA        102,888
  500,000  Downtown Savannah, GA,
           Refunding Revenue Bonds
           (Series A), 4.95% (Original
           Issue Yield: 5.05%),
           1/1/2006                        AA         507,135
  120,000  Fayette County, GA School
           District, GO UT Bonds,
           6.125% (Original Issue
           Yield: 6.30%),
           3/1/2015                        A+         127,247
  160,000  Fayette County, GA, Water
           Revenue Bonds (Series B),
           6.20% (FGIC INS)/(Original
           Issue Yield: 6.30%),
           10/1/2022                       AAA        170,953
   60,000  Forsyth County, GA School
           District, GO UT Bonds,
           6.70%,
           7/1/2012                        A+          69,424
  400,000  Fulco, GA Hospital
           Authority, Refunding Bonds,
           4.70% (St. Joseph's
           Hospital of Atlanta),
           10/1/2000                        A         402,432

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      BILTMORE GEORGIA MUNICIPAL BOND FUND

Principal                                 Credit
 Amount                                   Rating*     Value
------------------------------------------------------------
Long-Term Municipal Securities--continued
           GEORGIA--CONTINUED
$  25,000  Fulton County, GA School
           District, GO UT Bonds,
           5.60% (Original Issue
           Yield: 5.65%),
           1/1/2011                        AA      $   25,769
  475,000  Fulton County, GA, Water
           and Sewer Refunding Revenue
           Bonds, 6.25% (FGIC INS)/
           (Original Issue Yield:
           6.425%),
           1/1/2007                        AAA        530,148
  500,000  Fulton De Kalb, GA Hospital
           Authority, Revenue Bonds,
           5.50% (MBIA INS)/(Original
           Issue Yield: 5.85%),
           1/1/2012                        AAA        503,545
  400,000  Gainsville & Hall County,
           GA Hospital Authority,
           Revenue Anticipation
           Certificates, 5.75%
           (Northeast GA Healthcare
           Proj-
           ect)/(MBIA INS)/(Original
           Issue Yield: 5.98%),
           10/1/2017                       AAA        407,560
  300,000  Georgia Medical Center
           Hospital Authority,
           Refunding Revenue
           Anticipation Certificates
           (Series C), 5.90% (Columbus
           Regional Healthcare
           System)/ (MBIA
           INS)/(Original Issue Yield:
           5.95%), 8/1/2001                AAA        318,927
  285,000  Georgia Municipal Electric
           Authority, Electric Power
           Revenue Refunding Bonds
           (Series B), 6.125% (FGIC
           INS)/(Original Issue Yield:
           6.30%), 1/1/2014                AAA        300,672
  500,000  Georgia State HFA,
           Refunding Revenue SFM Bonds
           (Subser
           A-2), 6.55% (FHA/VA mtgs
           GTD), 12/1/2027                 AA+        512,995
  200,000  Georgia State, GO UT Bonds
           (Series B), 7.20%, 3/1/2006     AA+        238,002
  500,000  Georgia State, GO UT Bonds
           (Series D), 6.80%, 8/1/2000     AA+        545,285
  200,000  Georgia State, GO UT Bonds
           (Series F), 6.50%,
           12/1/2007                       AA+        230,380
  500,000  Griffin, GA, Combined
           Public Utility Revenue
           Bonds, 5.40% (FSA INS),
           1/1/2016                        AAA        503,920

Principal                                 Credit
 Amount                                   Rating*     Value
------------------------------------------------------------
Long-Term Municipal Securities--continued
           GEORGIA--CONTINUED
$ 350,000  Gwinnett County, GA Recrea-
           tional Authority, Revenue
           Bonds, 7.00% (United States
           Treasury PRF)/(Original
           Issue Yield: 7.00%),
           2/1/1999                        AAA     $  359,009
  400,000  Gwinnett County, GA School
           District, GO UT Refunding
           Bonds (Series B), 5.00%
           (Original Issue Yield:
           5.15%),
           2/1/2009                        AA         400,700
  100,000  Gwinnett County, GA, Water
           & Sewage Utility
           Certificates of
           Participation, 8.40%,
           8/1/2001                        AA         117,368
   30,000  Hapeville, GA, Water &
           Sewer Revenue Bonds, 6.20%
           (MBIA INS), 7/1/2006            AAA         33,157
   25,000  Henry County, GA & Henry
           County Water & Sewer
           Authority, GO LT Revenue
           Refunding Bonds (Series A),
           5.25% (AMBAC INS)/(Original
           Issue Yield: 5.40%),
           2/1/2018                        AAA         24,513
  500,000  Houston County, GA School
           District, GO UT Bond, 5.50%
           (MBIA INS), 3/1/2016            AAA        500,870
  400,000  Marietta, GA Development
           Authority, Revenue Bonds
           (Series B), 5.75% (Life
           College, Inc.)/(CGIC
           LOC)/(Original Issue Yield:
           5.91%), 9/1/2014                AAA        410,780
  500,000  Meriwether County, GA
           School District, GO UT
           Bonds, 7.00% (FSA INS),
           2/1/2007                        AAA        587,890
  400,000  Newton County School
           District, GA, GO UT Bonds,
           5.625% (FGIC INS)/(Original
           Issue Yield: 5.70%),
           2/1/2013                        AAA        410,312
  100,000  Peach County, GA School
           District, GO UT Bonds,
           6.30% (MBIA INS)/(Original
           Issue Yield: 6.35%),
           2/1/2014                        AAA        109,713


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      BILTMORE GEORGIA MUNICIPAL BOND FUND

Principal                                 Credit
 Amount                                   Rating*     Value
------------------------------------------------------------
Long-Term Municipal Securities--continued
           GEORGIA--CONTINUED
$ 250,000  Private Colleges &
           Universities Facilities of
           GA, Refunding Revenue
           Bonds, 5.625% (Agnes Scott
           College Project)/(Original
           Issue Yield: 5.70%),
           6/1/2023                        AA-     $  251,340
  200,000  Rockdale County, GA School
           District, GO UT Bonds,
           6.30%, 1/1/2007                 A1         221,420
  150,000  Savannah, GA Resources
           Recovery Development
           Authority, Refunding
           Revenue Bonds, 5.95%
           (Savannah Energy Systems
           Co.), 12/1/2002                 A+         158,922
  335,000  Savannah, GA Resources
           Recovery Development
           Authority, Revenue Bonds,
           6.30% (Savannah Energy
           Systems Co.), 12/1/2006         A+         354,905
  110,000  Savannah, GA Water &
           Sewage, Revenue Bonds,
           5.10% (Original Issue
           Yield: 5.55%),
           12/1/2010                       AA-        109,109
                                                   ----------
           Total Long-Term Municipal
           Securities (identified cost
           $13,502,041)                            14,053,423
                                                   ----------

Principal                                 Credit
 Amount                                   Rating*     Value
------------------------------------------------------------
Short-Term Municipal Security--1.4%
$ 200,000  Burke County, GA
           Development Authority, PCR
           Bonds Daily VRDNs (Georgia
           Power Co.)
           (at amortized cost)             A+      $  200,000
                                                   ----------
Open-Ended Investment Company--2.7%
  384,806  Fidelity Tax Exempt Money
           Market (at net asset value)                384,806
                                                   ----------
           Total Investments (identi-
           fied cost $14,086,847)                  $14,638,229
                                                   ----------


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          BILTMORE NORTH CAROLINA MUNICIPAL BOND FUND (CLASS A SHARES)
                                  (UNAUDITED)

  GROWTH OF $10,000 INVESTED IN BILTMORE NORTH CAROLINA MUNICIPAL BOND FUND
                               (CLASS A SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore North Carolina Municipal Bond Fund (Class A Shares) (the "Fund") from December 23, 1994 (start of performance) to November 30, 1996 compared to the Lehman State General Obligation Bond Index.+


                             [GRAPH APPEARS HERE]


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman State General Obligation Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.
** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

   Total return for shareholders purchasing shares of the Fund at net asset value without a sales charge including accounts purchasing shares through the Trust Division of the Wachovia Banks, is 5.17% for the year ended November 30, 1996 as reflected in the Financial Highlights section of the Fund's prospectus.

 + The Lehman State General Obligation Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          BILTMORE NORTH CAROLINA MUNICIPAL BOND FUND (CLASS Y SHARES)
                                  (UNAUDITED)

  GROWTH OF $10,000 INVESTED IN BILTMORE NORTH CAROLINA MUNICIPAL BOND FUND
                               (CLASS Y SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore North Carolina Municipal Bond Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1996 compared to the Lehman State General Obligation Bond Index.+


                             [GRAPH APPEARS HERE]


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman State General Obligation Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The Lehman State General Obligation Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  BILTMORE NORTH CAROLINA MUNICIPAL BOND FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1996

Principal                                 Credit
 Amount                                   Rating*     Value
------------------------------------------------------------
Long-Term Municipal Securities--94.9%
           NORTH CAROLINA--94.9%
$1,000,000 Asheville, NC Water
           Systems, Revenue Bonds,
           5.70% (FGIC INS)/(Original
           Issue Yield: 5.80%),
           8/1/2025                        AAA     $1,014,820
  275,000  Brunswick County, NC, GO UT
           Refunding Bonds, 4.30%
           (AMBAC INS), 3/1/1997           AAA        275,550
1,030,000  Buncombe County, NC, GO UT
           Bonds, 4.90% (Original
           Issue Yield: 5.15%),
           4/1/2014                        AA-        988,882
  190,000  Buncombe County, NC, GO UT
           Bonds, 5.20%, 5/1/2008          AA-        195,890
1,400,000  Carteret County, NC, GO UT
           Bonds, 5.40% (MBIA INS)/
           (Original Issue Yield:
           5.40%), 5/1/2015                AAA      1,411,830
  100,000  Charlotte, NC, GO UT Bonds,
           5.70%, 2/1/2007                 AAA        107,318
1,500,000  Charlotte, NC, GO UT
           Refunding Bonds, 5.00%
           (Original Issue Yield:
           5.05%),
           2/1/2008                        AAA      1,530,165
1,250,000  Charlotte, NC, GO UT
           Refunding Bonds, 5.00%
           (Original Issue Yield:
           5.10%),
           2/1/2009                        AAA      1,272,188
  840,000  Charlotte, NC, GO UT
           Refunding Bonds, 5.00%
           (Original Issue Yield:
           5.15%),
           2/1/2012                        AAA        836,850
  900,000  Charlotte, NC, GO UT Water
           & Sewer Bonds (Series A),
           5.30%, 4/1/2008                 AAA        939,339
  900,000  Charlotte, NC, Refunding
           Certificate of
           Participation (Series C),
           5.00% (Convention
           Facility)/ (AMBAC
           INS)/(Original Issue Yield:
           5.66%), 12/1/2021               AAA        845,640

Principal                                 Credit
 Amount                                   Rating*     Value
------------------------------------------------------------
Long-Term Municipal Securities--continued
           NORTH CAROLINA--CONTINUED
$ 960,000  Charlotte-Mecklenburg
           Hospital Authority, NC,
           Health System Revenue
           Refunding Bonds, 5.75%
           (Original Issue Yield:
           6.498%), 1/1/2012               AA      $  974,726
1,000,000  Charlotte-Mecklenburg
           Hospital Authority, NC,
           Revenue Bonds, 5.60%
           (Original Issue Yield:
           5.70%), 1/15/2009               AA       1,043,980
  345,000  Concord, NC, Certificate of
           Participation, 5.60% (MBIA
           INS)/
           (Original Issue Yield:
           5.70%),
           6/1/2005                        AAA        364,089
  445,000  Concord, NC, Certificate of
           Participation, 5.40% (MBIA
           INS)/ (Original Issue
           Yield: 5.50%), 6/1/2003         AAA        464,313
  210,000  Cumberland County, NC
           Hospital Facilities,
           Revenue Bonds, 6.00% (MBIA
           INS)/(Original Issue Yield:
           6.84%), 10/1/2021               AAA        214,971
  100,000  Cumberland County, NC,
           Certificate of
           Participation (Series A),
           6.375% (Cumberland County,
           NC Civic Center Project)/
           (AMBAC INS)/(Original Issue
           Yield: 6.50%), 12/1/2010        AAA        109,389
  100,000  Cumberland County, NC, GO
           UT, 5.70% (MBIA
           INS)/(Original Issue Yield:
           5.70%),
           2/1/2006                        AAA        106,728
  615,000  Currituck County, NC, GO UT
           Bonds, 5.40% (MBIA INS),
           4/1/2009                        AAA        638,844
  110,000  Dare County, NC, GO UT
           Refunding Bonds, 5.00%
           (MBIA INS), 5/1/2010            AAA        109,305
  100,000  Durham County, NC, GO UT
           Bonds, 5.75% (Original
           Issue Yield: 5.95%),
           2/1/2009                        AAA        105,462


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  BILTMORE NORTH CAROLINA MUNICIPAL BOND FUND

Principal                                 Credit
 Amount                                   Rating*     Value
------------------------------------------------------------
Long-Term Municipal Securities--continued
           NORTH CAROLINA--CONTINUED
$  50,000  Durham County, NC, GO UT
           Bonds, 5.80% (Original
           Issue Yield: 6.00%),
           4/1/2010                        AAA     $   53,147
   50,000  Durham, NC Water & Sewer
           Utility System, Revenue
           Bonds, 5.80% (Original
           Issue Yield: 5.85%),
           12/1/2003                       AA          54,072
  100,000  Durham, NC, GO UT Revenue
           Bonds, 5.80% (Original
           Issue Yield: 5.95%),
           2/1/2012                        AAA        105,720
  100,000  East Carolina University,
           NC, Revenue Bonds, 5.50%
           (Original Issue Yield:
           5.60%),
           5/1/2018                         A          99,064
1,500,000  Fayetteville, NC Public
           Works Commission, Refunding
           Revenue Bonds, 4.75% (FGIC
           INS)/ (Original Issue
           Yield: 5.23%), 3/1/2014         AAA      1,388,940
1,000,000  Forsyth County, NC, GO UT,
           4.75%, 2/1/2005                 AAA      1,016,540
  500,000  Franklin County, NC,
           Certificates of
           Participation, 6.10% (Jail
           & School Project)/(FGIC
           INS)/(Original Issue Yield:
           6.20%), 6/1/2003                AAA        547,310
  320,000  Fremont, NC Housing
           Development Corp., First
           Lien Revenue Refunding
           Bonds, 6.75% (Torhunta
           Apts)/(Federal National
           Mortgage Association COL),
           7/15/2022                       Aaa        331,523
  600,000  Gaston County, NC, GO UT
           Bonds, 5.60% (MBIA INS),
           3/1/1997                        AAA        603,168
  100,000  Gastonia, NC Combined
           Utilities System, Revenue
           Bonds, 6.00% (MBIA
           INS)/(Original Issue Yield:
           6.10%), 5/1/2014                AAA        106,010
  500,000  Gastonia, NC, GO UT Bonds,
           5.30% (FGIC INS)/(Original
           Issue Yield: 5.40%),
           6/1/2009                        AAA        514,995

Principal                                 Credit
 Amount                                   Rating*     Value
------------------------------------------------------------
Long-Term Municipal Securities--continued
           NORTH CAROLINA--CONTINUED
$1,000,000 Greensboro, NC, Certificate
           of Participation (Series
           A), 5.625% (Original Issue
           Yield: 6.05%), 12/1/2015        AA      $1,013,070
  105,000  Greensboro, NC,
           Certificates of
           Participation, 6.65%
           (Coliseum Arena Expansion
           Project)/
           (Original Issue Yield:
           6.70%),
           12/1/2004                       AA         116,199
  500,000  Greensboro, NC, GO UT
           Bonds, 6.00%, 3/1/1997          AAA        503,100
  100,000  Greenville, NC Combined
           Enterprise System, Revenue
           Bonds, 5.70% (Original
           Issue Yield: 5.75%),
           9/1/2006                        A+         106,897
   75,000  Harnett County, NC,
           Certificates of
           Participation, 5.90% (AMBAC
           INS), 12/1/2000                 AAA         79,812
  500,000  Harnett County, NC,
           Certificates of
           Participation, 6.20% (AMBAC
           INS), 12/1/2009                 AAA        546,790
  600,000  High Point, NC, GO UT Reve-
           nue Bonds, 5.60%, 3/1/2008      AA         636,702
1,000,000  Johnston County, NC,
           Certificate of
           Participation, 4.50% (MBIA
           INS), 9/1/2000                  AAA      1,006,810
  100,000  Martin County, NC IFA, PCR
           Bonds, 6.80% (Weyerhaeuser
           Co.), 5/1/2024                   A         108,974
  850,000  Martin County, NC IFA,
           Revenue Bonds, 5.65%
           (Weyerhaeuser Co.),
           12/1/2023                        A         843,600
  100,000  Mecklenburg County, NC, GO
           UT Bonds, 6.25% (United
           States Treasury
           PRF)/(Original Issue Yield:
           6.35%), 1/1/2010 (@102)         AAA        110,410
  100,000  Mecklenburg County, NC, GO
           UT Refunding Bonds, 5.90%
           (Original Issue Yield:
           6.05%), 3/1/2004                AAA        107,685
  425,000  North Carolina Eastern
           Municipal Power Agency,
           Refunding Revenue Bonds
           (Series A), 7.50%, 1/1/2015
           (@102)                          Aaa        434,924


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  BILTMORE NORTH CAROLINA MUNICIPAL BOND FUND

Principal                                 Credit
 Amount                                   Rating*     Value
------------------------------------------------------------
Long-Term Municipal Securities--continued
           NORTH CAROLINA--CONTINUED
$ 100,000  North Carolina Educational
           Facilities Finance Agency,
           Refunding Revenue Bonds,
           6.00% (Davidson College)/
           (Original Issue Yield:
           6.20%),
           12/1/2012                       AA      $  102,584
  450,000  North Carolina Educational
           Facilities Finance Agency,
           Revenue Bonds (Series B),
           4.25% (Duke
           University)/(Original Issue
           Yield: 4.30%), 10/1/2003        AA+        444,330
1,000,000  North Carolina Educational
           Facilities Finance Agency,
           Revenue Bonds (Series C),
           6.75% (Duke
           University)/(Original Issue
           Yield: 6.769%), 10/1/2021       AA+      1,099,810
   20,000  North Carolina HFA, Multi-
           Family Refunding Revenue
           Bonds (Series B), 6.90%
           (FHA INS), 7/1/2024             AA          21,033
   85,000  North Carolina HFA, Revenue
           Bonds (Series Z), 6.60%,
           9/1/2026                        AA          88,206
  750,000  North Carolina HFA, Revenue
           Bonds, 6.20%, 3/1/2018          AA         765,143
  765,000  North Carolina Medical Care
           Commission Hospital,
           Refunding Revenue Bonds,
           5.375% (Scotland Memorial
           Hospital)/(Asset Guaranty
           LOC)/(Original Issue Yield:
           5.599%), 10/1/2011              AA         753,043
   50,000  North Carolina Medical Care
           Commission Hospital,
           Refunding Revenue Bonds,
           6.125% (Rex
           Hospital)/(Original Issue
           Yield: 6.219%), 6/1/2010        A+          51,946
1,000,000  North Carolina Medical Care
           Commission Hospital,
           Revenue Bonds (Series C),
           5.25% (Duke University
           Hospital)/(Original Issue
           Yield: 5.65%), 6/1/2017         AA         983,360

Principal                                 Credit
 Amount                                   Rating*     Value
------------------------------------------------------------
Long-Term Municipal Securities--continued
           NORTH CAROLINA--CONTINUED
$1,000,000 North Carolina Medical Care
           Commission Hospital,
           Revenue Bonds, 7.00% (Duke
           University
           Hospital)/(Original Issue
           Yield: 7.08%), 6/1/2021         Aaa     $1,126,690
  850,000  North Carolina Medical Care
           Commission Hospital,
           Revenue Refunding Bonds,
           7.375% (Presbyterian
           Hospital)/(United States
           Treasury PRF)/(Original
           Issue Yield: 7.417%),
           10/1/2000 (@102)                Aaa        958,384
  115,000  North Carolina Municipal
           Power Agency No. 1, Catawba
           Electric Revenue Refunding
           Bonds, 5.90% (Original
           Issue Yield: 5.95%),
           1/1/2003                        A-         121,295
  100,000  North Carolina Municipal
           Power Agency No. 1, Catawba
           Electric Revenue Refunding
           Bonds, 7.875% (United
           States Treasury PRF),
           1/1/2019 (@102)                 AAA        106,330
  500,000  North Carolina Municipal
           Power Agency No. 1,
           Refunding Revenue Bonds,
           7.625% (AMBAC
           INS)/(Original Issue Yield:
           7.70%), 1/1/2014                AAA        530,355
  400,000  North Carolina State, GO UT
           Bonds (Series A), 4.70%,
           2/1/2005                        AAA        405,860
1,000,000  North Carolina State, GO UT
           Refunding Bonds (Series C),
           4.80% (North Carolina
           Prison
           Facilities)/(Original Issue
           Yield: 4.85%), 3/1/2009         AAA        989,430
  575,000  Onslow County, NC, GO UT
           Bonds, 5.70% (MBIA INS)/
           (Original Issue Yield:
           5.85%), 3/1/2013                AAA        602,882
  635,000  Pitt County, NC, Refunding
           Revenue Bonds, 5.20% (Pitt
           County Memorial Hospital)/
           (Original Issue Yield:
           5.30%), 12/1/2008               AA-        640,080


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  BILTMORE NORTH CAROLINA MUNICIPAL BOND FUND

Principal                                 Credit
 Amount                                   Rating*     Value
------------------------------------------------------------
Long-Term Municipal Securities--continued
           NORTH CAROLINA--CONTINUED
$ 400,000  Raleigh, NC, GO UT
           Refunding Bonds, 6.40%,
           3/1/2006                        AAA     $  434,828
  515,000  Randolph County, NC,
           Certificate of
           Participation, 4.25% (MBIA
           INS), 6/1/1999                  AAA        517,127
  800,000  Randolph County, NC,
           Certificates of
           Participation, 4.875% (MBIA
           INS)/(Original Issue Yield:
           5.05%), 6/1/2006                AAA        806,056
  500,000  Robeson County, NC, GO UT
           Refunding Revenue Bonds,
           4.90% (AMBAC INS), 2/1/2007     AAA        506,165
  250,000  Rutherford County, NC, GO
           UT Refunding Bonds, 5.10%
           (MBIA INS), 6/1/2009            AAA        250,758
1,025,000  Sanford, NC, GO UT Bonds,
           4.90% (MBIA INS), 3/1/2009      AAA      1,019,229
  200,000  Sanford, NC, GO UT Bonds,
           4.90% (Original Issue
           Yield: 4.95%), 3/1/2010         AAA        195,920
1,145,000  Shelby, NC Housing Develop-
           ment Corp., Mortgage
           Revenue Bonds, 6.10%
           (Hickory Creek
           Apartments)/(FHA INS),
           2/1/2023                        AAA      1,168,289
  650,000  Wake County, NC, GO UT
           Refunding Bonds, 4.70%
           (Original Issue Yield:
           4.80%),
           4/1/2005                        AAA        659,684

Principal
 Amount                                   Credit
or Shares                                 Rating*     Value
------------------------------------------------------------
Long-Term Municipal Securities--continued
           NORTH CAROLINA--CONTINUED
$ 500,000  Wake County, NC, Hospital
           Revenue Bonds, 5.125% (MBIA
           INS)/(Original Issue Yield:
           5.35%), 10/1/2026               AAA     $  475,784
   75,000  Wilmington, NC, GO UT Reve-
           nue Bonds, 5.60% (Original
           Issue Yield: 5.75%),
           6/1/2010                        A+          78,212
                                                   ----------
           Total Long-Term Municipal
           Securities (identified cost
           $38,494,452)                            39,888,554
                                                   ----------
Short-Term Municipal Securities--1.2%
           NORTH CAROLINA--1.2%
  500,000  Alamance County, NC
           Industrial Facilities &
           Pollution Control Financing
           Authority, Revenue Bonds
           Weekly VRDNs (SCI Systems,
           Inc.)/(PNC Bank, Kentucky
           LOC) (at amortized cost)        A1         500,000
                                                   ----------
Open-Ended Investment Companies--2.4%
1,020,098  Fidelity Tax Exempt Money
           Market Fund (at net asset
           value)                                   1,020,098
                                                   ----------
           Total Investments
           (identified
           cost $40,014,550)                       $41,408,652
                                                   ----------


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND (CLASS A SHARES)
                                  (UNAUDITED)

  GROWTH OF $10,000 INVESTED IN BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND
                               (CLASS A SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore South Carolina Municipal Bond Fund (Class A Shares) (the "Fund") from January 11, 1991 (start of performance) to November 30, 1996 compared to the Lehman State General Obligation Bond Index.+


                             [GRAPH APPEARS HERE]


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman State General Obligation Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.
** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

   Total return for shareholders purchasing shares of the Fund at net asset value without a sales charge including accounts purchasing shares through the Trust Division of the Wachovia Banks, is 5.54% for the year ended November 30, 1996 as reflected in the Financial Highlights section of the Fund's prospectus.

 + The Lehman State General Obligation Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND (CLASS Y SHARES)
                                  (UNAUDITED)

  GROWTH OF $10,000 INVESTED IN BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND
                               (CLASS Y SHARES)

     The graph below illustrates the hypothetical investment of $10,000 in the Biltmore South Carolina Municipal Bond Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1996 compared to the Lehman State General Obligation Bond Index.+


                             [GRAPH APPEARS HERE]


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman State General Obligation Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The Lehman State General Obligation Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND
                            PORTFOLIO OF INVESTMENTS

                               NOVEMBER 30, 1996

Principal                                 Credit
 Amount                                   Rating*     Value
------------------------------------------------------------
Long-Term Municipals--98.7%
           SOUTH CAROLINA--98.7%
$ 540,000  Barnwell County, SC School
           District No. 45, GO UT
           Refunding Bonds, 5.60%
           (AMBAC INS)/ (State Aid
           Withholding LOC)/ (Original
           Issue Yield: 5.65%),
           2/1/2012                         AAA     $   551,501
  570,000  Barnwell County, SC School
           District No. 45, GO UT
           Refunding Bonds, 5.60%
           (AMBAC INS)/ (State Aid
           Withholding LOC)/ (Original
           Issue Yield: 5.70%),
           2/1/2013                         AAA         579,900
  150,000  Beaufort County, SC School
           District, GO UT, 7.80%,
           12/1/1996                         A          150,034
1,000,000  Beaufort County, SC,
           Certificate of
           Participation, 5.00% (Hilton
           Head Airport), 7/1/2001           A        1,018,820
  675,000  Beaufort County, SC,
           Certificates of
           Participation, 7.125% (AMBAC
           INS)/(Original Issue Yield:
           7.45%), 6/1/2012                 AAA         743,302
  855,000  Beaufort-Jasper, SC Water &
           Sewer Authority, Waterworks
           and Sewer System Revenue
           Bonds, 5.90% (FGIC
           INS)/(Original Issue Yield:
           6.00%), 3/1/2016                 AAA         885,182
  750,000  Berkeley County, SC,
           Pollution Control Facilities
           Revenue Bonds, 6.50% (South
           Carolina Electric and
           Gas)/(Citibank NA, New York
           LOC), 10/1/2014                  A+          811,403
1,500,000  Berkeley County, SC, Water &
           Sewer Refunding Revenue
           Bonds, 5.50% (MBIA
           INS)/(Original Issue Yield:
           5.55%), 6/1/2013                 AAA       1,512,660
1,105,000  Charleston County, SC
           Airport District, Airport
           System Refunding Revenue
           Bonds, 4.75% (MBIA INS),
           7/1/2015                         AAA       1,008,622

Principal                                 Credit
 Amount                                   Rating*     Value
------------------------------------------------------------
Long-Term Municipals--continued
           SOUTH CAROLINA--CONTINUED
$1,900,000 Charleston, SC, Certificates
           of Participation, 5.00%
           (AMBAC INS)/(Original Issue
           Yield: 5.39%), 9/1/2015          AAA     $ 1,799,110
1,000,000  Charleston, SC, Certificates
           of Participation, 7.10%
           (MBIA INS)/ (United States
           Treasury PRF),
           6/1/2001 (@102)                  AAA       1,132,070
  250,000  Charleston, SC, GO Bonds
           (Series A), 6.30%, 9/1/2005      AA          271,918
1,315,000  Charleston, SC, GO UT Bonds,
           9.00% (State Aid Withholding
           LOC), 6/1/2001                   AA        1,567,782
  310,000  Charleston, SC, Resources
           Recovery Revenue Bonds
           (Series A), 9.00% (Foster
           Wheeler Corp.),
           1/1/2005                          A          331,117
1,500,000  Charleston, SC, Water &
           Sewer Refunding Revenue
           Bonds (Series A), 7.00%,
           1/1/2015                         AA-       1,533,765
  400,000  Charleston, SC, Water &
           Sewer Refunding Revenue
           Bonds (Series A), 7.05%,
           1/1/2006                         AA-         409,008
1,000,000  Charleston, SC, Water &
           Sewer Refunding Revenue
           Bonds, 6.00% (Original Issue
           Yield: 6.242%), 1/1/2012         AA-       1,029,260
1,260,000  Charleston, SC, Waterworks &
           Sewer Refunding Revenue
           Bonds, 5.00% (MBIA INS),
           1/1/2022                         AAA       1,175,567
  875,000  Chester County, SC School
           District, GO UT , 6.85%
           (United States Treasury
           PRF)/(Original Issue Yield:
           6.95%), 2/1/2012                  A          957,784
1,125,000  Chester County, SC School
           District, GO UT, 6.85%
           (United States Treasury
           PRF)/(Original Issue Yield:
           6.90%), 2/1/2009                  A        1,231,436
1,500,000  Columbia, SC Waterworks &
           Sewer System, Refunding
           Revenue Bonds, 5.70%,
           2/1/2010                         AA        1,582,935


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND

Principal                                 Credit
 Amount                                   Rating*     Value
------------------------------------------------------------
Long-Term Municipals--continued
           SOUTH CAROLINA--CONTINUED
$1,000,000 Columbia, SC, Parking
           Facilities Refunding Revenue
           Bonds, 5.875% (AMBAC
           INS)/(Original Issue Yield:
           6.007%), 12/1/2013               AAA     $ 1,043,020
1,065,000  Dorchester County, SC School
           District No. 002, GO UT
           Bonds, 5.125% (FGIC
           INS)/(Original Issue Yield:
           5.25%), 2/1/2012                 AAA       1,058,152
1,500,000  Dorchester County, SC School
           District No. 002, GO UT
           Bonds, 5.20% (FGIC INS),
           2/1/2018                         AAA       1,471,020
2,250,000  Dorchester County, SC School
           District No. 002, GO UT
           Bonds, 5.20% (FGIC
           INS)/(Original Issue Yield:
           5.35%), 2/1/2017                 AAA       2,207,678
  600,000  Dorchester County, SC School
           District No. 002, GO UT
           Bonds, 6.65% (MBIA
           INS)/(United States Treasury
           PRF)/(Original Issue Yield:
           6.85%), 7/1/2012                 AAA         648,366
  870,000  Edgefield County, SC School
           District, GO UT Bonds, 6.40%
           (FSA INS)/(Original Issue
           Yield: 6.60%), 2/1/2009          AAA         955,773
1,155,000  Fairfield County, SC School
           District, Certificates of
           Participation, 5.50%
           (Fairfield Primary Geiger)/
           (Asset Guaranty
           GTD)/(Original Issue Yield:
           5.60%), 3/1/2007                 AA        1,183,101
2,000,000  Fairfield County, SC, PCR
           Bonds, 6.50% (South Carolina
           Electric and Gas), 9/1/2014       A        2,162,440
  500,000  Florence County, SC,
           Hospital Revenue Bonds,
           6.75% (Mcleod Regional
           Medical Center)/(FGIC
           INS)/(Original Issue Yield:
           7.00%), 11/1/2010                AAA         548,130
1,465,000  Florence, SC, Water & Sewer
           Revenue Refunding Bonds,
           5.00% (AMBAC INS), 3/1/2004      AAA       1,502,065

Principal                                 Credit
 Amount                                   Rating*     Value
------------------------------------------------------------
Long-Term Municipals--continued
           SOUTH CAROLINA--CONTINUED
$2,805,000 Grand Strand Water & Sewage
           Authority, SC, Revenue
           Refunding Bonds, 6.375%
           (South Carolina Waterworks &
           Sewer System)/(MBIA
           INS)/(Original Issue Yield:
           6.508%), 6/1/2012                AAA     $ 3,176,971
  800,000  Grand Strand Water & Sewage
           Authority, SC, Waterworks &
           Sewer System Revenue
           Refunding Bonds, 6.00% (MBIA
           INS)/(Original Issue Yield:
           6.595%), 6/1/2019                AAA         823,936
  500,000  Greenville County, SC,
           Industrial Revenue Bonds,
           7.10% (Lockheed Aeromod
           Center Incorporated
           Project), 11/1/2011             BBB+         536,160
2,250,000  Greenville, SC Hospital
           System
           Facilities, Refunding
           Revenue
           Bonds (Series B), 5.25%
           (Original Issue Yield:
           6.125%), 5/1/2023                AA-       2,143,440
  600,000  Greenville, SC Hospital
           System Facilities, Refunding
           Revenue Bonds, 5.75%
           (Original Issue Yield:
           5.95%), 5/1/2013                 AA-         611,040
1,500,000  Greenville, SC Hospital
           System Facilities, Revenue
           Bonds (Series B), 5.25%
           (Original Issue Yield:
           6.076%), 5/1/2017                AA-       1,446,240
  760,000  Greenville, SC Hospital
           System Facilities, Revenue
           Bonds, 7.00% (Greenville
           Health Corporation)/
           (Original Issue Yield:
           7.454%), 5/1/2017                AAA         841,487
1,000,000  Hilton Head Island, SC
           Public Facilities Corp.,
           Certificates of
           Participation, 5.40% (AMBAC
           INS)/(Original Issue Yield:
           5.599%), 3/1/2009                AAA       1,021,000
1,000,000  Hilton Head Public Services
           District No. 1, SC,
           Waterworks and Sewer Systems
           Revenue Bonds, 5.50%
           (Original Issue Yield:
           5.85%), 8/1/2020                 AAA         994,020


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND

Principal                                 Credit
 Amount                                   Rating*     Value
------------------------------------------------------------
Long-Term Municipals--continued
           SOUTH CAROLINA--CONTINUED
$ 100,000  Horry County, SC, GO UT
           Bonds, 7.45% (United States
           Treasury PRF), 12/1/1988
           (@102)                           A+      $   108,603
  980,000  Horry County, SC, GO UT
           Refunding Bonds (Series B),
           4.65% (MBIA INS), 12/1/2004      AAA         975,649
1,960,000  Lancaster County, SC School
           District, GO UT, 6.50% (MBIA
           INS)/(Original Issue Yield:
           6.599%), 7/1/2008                AAA       2,171,484
  655,000  Lexington & Richland
           Counties, SC School District
           No. 005, GO UT Bonds, 5.05%
           (MBIA INS), 3/1/2005             AAA         675,691
  175,000  Lexington County, SC ,
           Revenue Bonds (Series C),
           8.00% (J.B. White & Co.
           Project), 1/1/2011               NR          195,351
3,100,000  Marion County, SC Hospital
           District, Refunding Revenue
           Bonds, 5.375% (Connie Lee
           LOC)/(Original Issue Yield:
           5.818%),
           11/1/2025                        AAA       2,985,486
  805,000  Medical University of South
           Carolina, Hospital
           Facilities Revenue Bonds,
           5.25% (MBIA INS)/(Original
           Issue Yield: 5.25%),
           7/1/2004                         AAA         838,955
2,000,000  North Charleston, SC Sewer
           District, Refunding Revenue
           Bonds (Series A), 6.00%
           (MBIA INS)/(Original Issue
           Yield: 6.593%), 7/1/2018         AAA       2,060,520
  500,000  North Charleston, SC Sewer
           District, Revenue Bonds
           (Series B), 6.00% (MBIA
           INS)/(Original Issue Yield:
           6.593%), 7/1/2018                AAA         515,130
1,275,000  Oconee County, SC School
           District, GO UT Bonds, 5.10%
           (MBIA INS)/(Original Issue
           Yield: 5.50%), 9/1/2013          AAA       1,243,355
2,500,000  Oconee County, SC, PCR
           Refunding Bonds, 5.80% (Duke
           Power Co.), 4/1/2014             AA-       2,570,450

Principal                                 Credit
 Amount                                   Rating*     Value
------------------------------------------------------------
Long-Term Municipals--continued
           SOUTH CAROLINA--CONTINUED
$1,250,000 Pickens & Richland Countys,
           SC, Hospital Facilities
           Refunding Revenue Bonds
           (Series A), 7.00% (South
           Carolina Baptist
           Hospital)/(AMBAC
           INS)/(United States Treasury
           PRF)/(Original Issue Yield:
           7.16%), 8/1/2017                 AAA     $ 1,408,750
  100,000  Piedmont Municipal Power
           Agency, SC, Electricity
           Refunding Revenue Bonds
           (Series A), 7.40% (AMBAC
           INS)/ (Original Issue Yield:
           7.483%), 1/1/2018                AAA         105,316
  590,000  Piedmont Municipal Power
           Agency, SC, Electricity
           Refunding Revenue Bonds,
           6.85% (FGIC INS), 1/1/2007       AAA         650,481
  590,000  Piedmont Municipal Power
           Agency, SC, Refunding Bonds,
           5.50% (MBIA INS)/(Original
           Issue Yield: 5.60%),
           1/1/2013                         AAA         597,847
  970,000  Piedmont Municipal Power
           Agency, SC, Refunding
           Revenue Bonds (Series A),
           6.375% (FGIC LOC)/(Original
           Issue Yield: 6.45%),
           1/1/2006                         AAA       1,073,877
  410,000  Piedmont Municipal Power
           Agency, SC, Refunding
           Revenue
           Bonds, 5.50% (MBIA INS)/
           (Original Issue Yield:
           5.60%),
           1/1/2013                         AAA         422,599
  165,000  Piedmont Municipal Power
           Agency, SC, Refunding
           Revenue Bonds, 6.375% (FGIC
           INS)/
           (Original Issue Yield:
           6.45%),
           1/1/2006                         AAA         184,790
1,000,000  Piedmont Municipal Power
           Agency, SC, Refunding
           Revenue Bonds, 6.50% (FGIC
           INS)/
           (Original Issue Yield:
           6.88%),
           1/1/2011                         AAA       1,089,580


(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND

Principal                                 Credit
 Amount                                   Rating*     Value
------------------------------------------------------------
Long-Term Municipals--continued
           SOUTH CAROLINA--CONTINUED
$1,325,000 Richland-Lexington Airport
           District, Airport & Marina
           Revenue Bonds, 6.125%
           (Columbia Metropolitan
           Airport)/(AMBAC INS)/
           (Original Issue Yield:
           6.40%),
           1/1/2025                         AAA     $ 1,361,438
  600,000  Richland County, SC Hospital
           Facilities, Revenue Bonds
           (Series PG-A), 7.10%
           (Community Provider Pooled
           Loan Program)/ (CGIC INS),
           7/1/2005                         AAA         672,852
  255,000  Richland County, SC Hospital
           Facilities, Revenue Bonds,
           8.125% (Sun Health-
           Orangeburg)/(Sumitomo Bank
           Ltd., Osaka LOC), 10/1/2011       A          273,021
1,050,000  Richland County, SC School
           District No. 002, GO UT
           Bonds
           (Series B), 6.75% (MBIA
           INS),
           3/1/2001                         AAA       1,147,062
  650,000  Richland County, SC Solid
           Waste Disposal Facilities,
           Revenue Bonds (Series A),
           7.45% (Union Camp Corp.
           Project)/(Original Issue
           Yield: 7.513%), 4/1/2021         A-          717,561
1,390,000  Richland County, SC, GO UT
           Refunding Bonds (Series B),
           6.25% (State Aid Withholding
           LOC), 3/1/2001                   AA        1,496,794
  140,000  Rock Hill, SC Housing
           Development Corp.,
           Multi-Family Refunding
           Revenue Bonds, 7.50%,
           7/1/2010                         AAA         151,596
1,000,000  Rock Hill, SC Utility
           System, Refunding Revenue
           Bonds, 5.375% (AMBAC
           INS)/(Original Issue Yield:
           5.58%), 1/1/2014                 AAA         991,130
1,000,000  South Carolina Job
           Development Authority,
           Revenue Bonds, 5.25%
           (Anderson Area Medical
           Center, Inc.)/(MBIA INS)/
           (Original Issue Yield:
           5.63%),
           2/1/2015                         AAA         979,860

Principal                                 Credit
 Amount                                   Rating*     Value
------------------------------------------------------------
Long-Term Municipals--continued
           SOUTH CAROLINA--CONTINUED
$ 500,000  South Carolina Resources
           Authority, Local Government
           Program, Revenue Bonds
           (Series A), 7.00%, 6/1/2003      A+      $   546,800
1,000,000  South Carolina State
           Educational Assistance
           Authority, Refunding Revenue
           Bonds (Series A-3), 5.80%
           (Original Issue Yield:
           5.90%), 9/1/2004                 AAA       1,056,740
1,000,000  South Carolina State
           Educational Assistance
           Authority, Refunding Revenue
           Bonds (Series B), 5.70%
           (Original Issue Yield:
           5.75%),
           9/1/2005                          A        1,034,720
  405,000  South Carolina State
           Educational Assistance
           Authority, Revenue Bonds,
           6.50% (Original Issue Yield:
           6.65%), 9/1/2004                 AA          433,654
  975,000  South Carolina State Housing
           Finance & Development
           Authority, Refunding Revenue
           Bonds (Series A), 6.15%,
           7/1/2008                         AA        1,020,942
1,200,000  South Carolina State Housing
           Finance & Development
           Authority, Revenue Bonds
           (Series A), 7.30% (FHA/VA
           mtgs GTD),
           7/1/2011                         AA        1,268,232
1,000,000  South Carolina State Housing
           Finance & Development
           Authority, Revenue Bonds
           (Series A-1), 6.45% (FHA/VA
           mtgs GTD),
           7/1/2017                         AA        1,036,070
  500,000  South Carolina State Housing
           Finance & Development
           Authority, Revenue Bonds
           (Series C), 7.70% (FHA/VA
           mtgs GTD),
           7/1/2010                         AA          527,775
  520,000  South Carolina State Housing
           Finance & Development
           Authority, Revenue Bonds
           (Series C), 7.75% (FHA/VA
           mtgs GTD),
           7/1/2022                         AA          548,460


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND

                                                            Principal

Principal                                 Credit
 Amount                                   Rating*     Value
------------------------------------------------------------
Long-Term Municipals--continued
           SOUTH CAROLINA--CONTINUED
$ 100,000  South Carolina State Housing
           Finance & Development
           Authority, Revenue Refunding
           Bonds (Series A), 7.50%
           (FHA/VA mtgs GTD), 7/1/2011      AA      $   104,378
1,000,000  South Carolina State Ports
           Authority, Revenue Bonds,
           6.50% (AMBAC INS)/(Original
           Issue Yield: 6.75%),
           7/1/2006                         AAA       1,082,290
1,000,000  South Carolina State Ports
           Authority, Revenue Bonds,
           6.625% (AMBAC INS)/(Original
           Issue Yield: 6.823%),
           7/1/2011                         AAA       1,081,570
  525,000  South Carolina State Ports
           Authority, Revenue Bonds,
           6.75% (AMBAC INS)/(Original
           Issue Yield: 6.90%),
           7/1/2021                         AAA         566,890
1,950,000  South Carolina State Public
           Service Authority, Revenue
           Bonds (Series D), 6.50%
           (Santee Cooper)/(AMBAC
           INS)/(Original Issue Yield:
           6.553%), 7/1/2014                AAA       2,150,246
4,500,000  South Carolina State, GO UT
           Revenue Bonds (Series A),
           5.00% (Original Issue Yield:
           5.45%), 3/1/2008                 AAA       4,562,775
2,390,000  South Carolina State, State
           Capital Improvement (Series
           B), 5.75%, 8/1/2000              AAA       2,525,107
1,500,000  Spartanburg County, SC
           Health Services District,
           Inc., Refunding Revenue
           Bonds, 5.50% (AMBAC
           INS)/(Original Issue Yield:
           5.70%), 4/15/2015                AAA       1,485,360
1,000,000  Spartanburg County, SC
           Hospital Facilities, Revenue
           Refunding Bonds, 6.55%
           (Spartanburg General
           Hospital System)/(FSA INS),
           4/15/2010                        AAA       1,100,270
  200,000  Spartanburg County, SC
           Hospital Facilities, Revenue
           Refunding Bonds, 7.80% (Mary
           Black Memorial
           Project)/(United States
           Treasury PRF)/(Original
           Issue Yield: 7.80%),
           10/1/2000                        A-          217,092

Principal
 Amount                                   Credit
or Shares                                 Rating*     Value
------------------------------------------------------------
Long-Term Municipals--continued
           SOUTH CAROLINA--CONTINUED
$ 100,000  Spartanburg County, SC
           Hospital Facilities, Revenue
           Refunding Bonds, 8.25% (Mary
           Black Memorial
           Project)/(United States
           Treasury PRF), 10/1/2008         A-      $   109,109
  450,000  Spartanburg, SC Leased
           Housing Corp, Refunding
           Revenue Bonds, 7.50%,
           10/1/2011                         A          485,847
1,000,000  Sumter County, SC Hospital
           Facilities, Revenue
           Refunding Bonds, 6.625%
           (Tuomey Regional Medical
           Center)/(MBIA INS)/(Original
           Issue Yield: 6.98%),
           11/15/2004                       AAA       1,131,200
1,000,000  University South Carolina,
           Parking Facilities Refunding
           Revenue Bonds, 5.00% (MBIA
           INS)/
           (Original Issue Yield:
           5.40%),
           5/1/2015                         AAA         958,710
1,465,000  University of South
           Carolina, Revenue Bonds,
           5.70% (MBIA INS), 6/1/2020       AAA       1,485,217
1,300,000  Western Carolina Regional
           Sewer Authority, SC, Sewer
           System Revenue Bonds, 5.50%
           (FGIC INS)/(Original Issue
           Yield: 5.627%), 3/1/2010         AAA       1,323,608
1,000,000  York County, SC, GO UT
           Refunding Bonds, 4.90%
           (AMBAC INS)/(Original Issue
           Yield: 5.10%), 6/1/2010          AAA         975,600
                                                    -----------
           Total Long-Term Municipals
           (identified cost
           $96,499,019)                             101,141,105
                                                    -----------
Open-Ended Investment Company--0.0%
   22,215  Fidelity Tax Exempt Money
           Market Fund (at net asset
           value)                                        22,215
                                                    -----------
           Total Investments
           (identified
           cost $96,521,234)                        $101,163,320
                                                    -----------


(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       NOTES TO PORTFOLIOS OF INVESTMENTS

 (a) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

 (b) Non-income producing.

 (c) Current rate and next demand date shown.

 (d) Represents securities held as collateral within a margin account, used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

The following acronyms are used in these portfolios:

ADR--American Depositary Receipt
AMBAC--American Municipal Bond Assurance Corporation
CGIC--Capital Guaranty Insurance Corporation
COL--Collateralized
FHA--Federal Housing Administration
FHA/VA--Federal Housing Administration/
        Veterans Administration
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance
GO--General Obligation
GDR--Global Depositary Receipt
GTD--Guaranteed
HFA--Housing Finance Authority
IFA--Industrial Finance Authority
INS--Insured
LOC--Letter of Credit
LP--Limited Partnership
LT--Limited Tax
LTD--Limited
MBIA--Municipal Bond Investors Assurance
MTN--Medium Term Note
PCFA--Pollution Control Finance Authority
PCR--Pollution Control Revenue
PLC--Public Limited Company
PO--Principal Only
PRF--Prerefunded
REMIC--Real Estate Mortgage Investment Conduit
SFM--Single Family Mortgage
UT--Unlimited Tax
VRDNs--Variable Rate Demand Notes
VA--Veterans Administration

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

                                                                     Net          Gross         Gross
                                                                 Unrealized     Unrealized    Unrealized
                                                    Cost of     Appreciation/  Appreciation  Depreciation
                                                  Investments   (Depreciation) for Federal   for Federal
                                                  for Federal    for Federal       Tax           Tax         Total Net
              Fund                               Tax Purposes   Tax Purposes     Purposes      Purposes      Assets**
------------------------------------------------------------------------------------------------------------------------
Equity Fund                                      $ 122,823,911   $27,690,218   $ 28,821,637  $  1,131,419  $ 150,955,028
Quantitative Equity Fund                           122,040,119    47,338,462     47,942,166       603,704    169,727,695
Equity Index Fund                                  154,829,803    76,340,142     78,548,446     2,208,304    231,987,644
Special Values Fund                                 57,532,460     7,790,416      8,872,948     1,082,532     65,338,682
Emerging Markets Fund                              123,018,118     4,122,517     15,941,051    11,818,534    128,523,214
Balanced Fund                                      222,768,191    31,790,790     32,659,559       868,769    256,232,311
Fixed Income Fund                                  180,215,802     1,790,079      2,922,351     1,132,272    180,802,013
Short-Term Fixed Income Fund                       121,385,454       604,034        847,392       243,358    117,812,908
Georgia Municipal Bond Fund                         14,086,847       551,382        552,358           976     14,333,522
North Carolina Municipal Bond Fund                  40,014,550     1,394,102      1,424,223        30,121     42,035,224
South Carolina Municipal Bond Fund                  96,521,234     4,642,086      4,717,330        75,244    102,491,286


** The categories of investments are shown as a percentage of net assets at November 30, 1996.

   At November 30, 1996, the following Funds had investments that were subject to alternative minimum tax:

                                                                                Percentage of total market value
                               Fund                                            subject to alternative minimum tax
                               ----                                            ----------------------------------
   Georgia Municipal Bond Fund                                                                6.31%
   North Carolina Municipal Bond Fund                                                         3.45%
   South Carolina Municipal Bond Fund                                                         8.69%


   (See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE BILTMORE FUNDS AND THE BILTMORE MUNICIPAL FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES

                               NOVEMBER 30, 1996

                                                          Biltmore                      Biltmore       Biltmore
                                         Biltmore       Quantitative      Biltmore      Special        Emerging      Biltmore
                                          Equity           Equity          Equity        Values        Markets       Balanced
                                           Fund             Fund         Index Fund       Fund           Fund          Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments in securities,
 at value                             $150,514,129     $169,378,581     $231,169,945   $65,322,876   $127,140,635   $254,558,981
Cash                                         6,709               --               --        22,451         15,239
Interest-bearing demand deposit                 --               --               --            --      4,055,821             --
Income receivable                          221,741          309,463          451,983       101,298        117,967      1,274,955
Receivable for investments sold            459,283               --               --       263,125      1,094,742      2,071,345
Receivable for shares sold                 137,718          106,512          498,575       147,364         63,576        488,460
Receivable for daily variation
 margin                                     23,215           26,450           83,015            --             --         35,839
Deferred expenses                            6,228           14,870           15,038         1,723         21,487         16,876
                                      ------------     ------------     ------------   -----------   ------------   ------------
   Total assets                        151,369,023      169,835,876      232,218,556    65,858,837    132,509,467    258,446,456
                                      ------------     ------------     ------------   -----------   ------------   ------------
Liabilities:
Payable for investments purchased          281,091               --               --       342,973      3,844,760      1,994,844
Payable for shares redeemed                 77,734           34,172          159,013       120,747         24,645        156,889
Income distribution payable                     --               --               --            --             --             --
Payable to Bank                                 --           11,351           11,562            --             --          6,833
Payable for taxes withheld                      --               --               --            --          2,793             --
Accrued expenses                            55,170           62,658           60,337        56,435        114,055         55,579
                                      ------------     ------------     ------------   -----------   ------------   ------------
   Total liabilities                       413,995          108,181          230,912       520,155      3,986,253      2,214,145
                                      ------------     ------------     ------------   -----------   ------------   ------------
Net Assets Consist of:
Paid in capital                        103,869,273      113,651,644      141,764,048    50,291,005    122,521,536    195,327,230
Net unrealized appreciation
 (depreciation) of investments,
 futures contracts, and translation
 of assets and liabilities in
 foreign currency                       28,427,151       48,345,355       79,716,798     7,805,878      4,839,347     33,318,313
Accumulated net realized gain (loss)
 on investments, futures contracts,
 and foreign currency transactions      18,658,604        7,364,466        9,772,678     6,974,557        (17,180)    26,558,348
Undistributed net investment income             --          366,230          734,120       267,242      1,179,511      1,028,420
                                      ------------     ------------     ------------   -----------   ------------   ------------
   Total Net Assets                   $150,955,028     $169,727,695     $231,987,644   $65,338,682   $128,523,214   $256,232,311
                                      ------------     ------------     ------------   -----------   ------------   ------------
Net Assets
Class A Shares                        $ 20,774,228     $ 15,742,439     $ 18,154,254    $6,642,067   $  5,487,576   $ 18,619,496
                                      ------------     ------------     ------------   -----------   ------------   ------------
Class B Shares                        $    975,964     $  1,413,914     $         --   $        --   $         --   $  1,821,409
                                      ------------     ------------     ------------   -----------   ------------   ------------
Class Y Shares                        $129,204,836     $152,571,342     $213,833,390   $58,696,615   $123,035,638   $235,791,406
                                      ------------     ------------     ------------   -----------   ------------   ------------
Shares Outstanding
Class A Shares                           1,402,910        1,004,767        1,135,858       423,876        470,067      1,400,116
Class B Shares                              65,986           90,362               --            --             --        137,078
Class Y Shares                           8,725,212        9,737,865       13,377,938     3,744,851     10,538,413     17,732,903
                                      ------------     ------------     ------------   -----------   ------------   ------------
   Total Shares Outstanding             10,194,108       10,832,994       14,513,796     4,168,727     11,008,480     19,270,097
                                      ------------     ------------     ------------   -----------   ------------   ------------
Net Asset Value Per Share
Class A Shares                        $      14.81     $      15.67     $      15.98   $     15.67   $      11.67   $      13.30
                                      ------------     ------------     ------------   -----------   ------------   ------------
Class B Shares                        $      14.79     $      15.65               --            --             --   $      13.29
                                      ------------     ------------     ------------   -----------   ------------   ------------
Class Y Shares                        $      14.81     $      15.67     $      15.98   $     15.67   $      11.67   $      13.30
                                      ------------     ------------     ------------   -----------   ------------   ------------
Offering Price Per Share*
Class A Shares                        $      15.51**   $      16.41**   $      16.73** $     16.41** $      12.22** $      13.93**
                                      ------------     ------------     ------------   -----------   ------------   ------------
Class B Shares                        $      14.79     $      15.65               --            --             --   $      13.29
                                      ------------     ------------     ------------   -----------   ------------   ------------
Class Y Shares                        $      14.81     $      15.67     $      15.98   $     15.67   $      11.67   $      13.30
                                      ------------     ------------     ------------   -----------   ------------   ------------
Redemption Proceeds Per Share*
Class A Shares                        $      14.81     $      15.67     $      15.98   $     15.67   $      11.67   $      13.30
                                      ------------     ------------     ------------   -----------   ------------   ------------
Class B Shares                        $      14.05**** $      14.87****           --            --             --   $      12.63****
                                      ------------     ------------     ------------   -----------   ------------   ------------
Class Y Shares                        $      14.81     $      15.67     $      15.98   $     15.67   $      11.67   $      13.30
                                      ------------     ------------     ------------   -----------   ------------   ------------
Investments, at identified cost       $122,586,383     $122,040,119     $154,778,007   $57,516,998   $122,299,443   $222,520,573
                                      ------------     ------------     ------------   -----------   ------------   ------------
Investments, at tax cost              $122,823,911     $122,040,119     $154,829,803   $57,532,460   $123,018,118   $222,768,191
                                      ------------     ------------     ------------   -----------   ------------   ------------


   * See 'What Shares Cost' in the Prospectus.

  ** Computation of Offering Price: 100+95.50 of net asset value.

 *** Computation of Offering Price: 100+97.50 of net asset value.

**** Computation of Redemption Proceeds: 95+100 of net asset value.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE BILTMORE FUNDS AND THE BILTMORE MUNICIPAL FUNDS
                STATEMENTS OF ASSETS AND LIABILITIES--CONTINUED

                               NOVEMBER 30, 1996

                                                                  Biltmore                       Biltmore        Biltmore
                                                  Biltmore       Short-Term       Biltmore         North          South
                                                   Fixed           Fixed           Georgia       Carolina        Carolina
                                                   Income          Income         Municipal      Municipal      Municipal
                                                    Fund            Fund          Bond Fund      Bond Fund      Bond Fund
---------------------------------------------------------------------------------------------------------------------------
Assets:
Investments in securities, at value             $182,005,881     $121,989,488    $14,638,229    $41,408,652    $101,163,320
Cash                                                      --               --          2,896          3,969           7,086
Interest-bearing demand deposit                           --               --             --             --              --
Income receivable                                  1,983,448        1,286,099        252,991        676,856       1,889,897
Receivable for investments sold                      780,935               --             --             --              --
Receivable for shares sold                           161,754        1,627,672             --         24,405         249,466
Receivable for daily variation margin                     --               --             --             --              --
Deferred expenses                                     13,864           15,332         11,470         14,855              --
                                                ------------     ------------    -----------    -----------    ------------
   Total assets                                  184,945,882      124,918,591     14,905,586     42,128,737     103,309,769
                                                ------------     ------------    -----------    -----------    ------------
Liabilities:
Payable for investments purchased                  3,748,125        6,996,080        494,358             --              --
                                                ------------     ------------    -----------    -----------    ------------
Payable for shares redeemed                          252,535              594         19,097             --         583,386
Income distribution payable                               --               --         18,447         53,684         179,392
Payable to Bank                                       87,599           63,544             --             --              --
Payable for taxes withheld                                --               --             --             --              --
Accrued expenses                                      55,610           45,465         40,162         39,829          55,705
                                                ------------     ------------    -----------    -----------    ------------
   Total liabilities                               4,143,869        7,105,683        572,064         93,513         818,483
                                                ------------     ------------    -----------    -----------    ------------
Net Assets Consist of:
Paid in capital                                  181,886,624      121,059,795     13,750,931     40,554,517      97,445,759
Net unrealized appreciation (depreciation)
 of investments, futures contracts, and
 translation of assets and liabilities in
 foreign currency                                  1,929,209          642,678        551,382      1,394,102       4,642,086
Accumulated net realized gain (loss) on
 investments, futures contracts, and
 foreign currency transactions                    (3,342,337)      (4,040,258)        31,209         86,605         403,441
Undistributed net investment income                  328,517          150,693             --             --              --
                                                ------------     ------------    -----------    -----------    ------------
   Total Net Assets                             $180,802,013     $117,812,908    $14,333,522    $42,035,224    $102,491,286
                                                ------------     ------------    -----------    -----------    ------------
Net Assets
Class A Shares                                  $  4,853,055     $  1,674,804    $ 7,530,797    $13,752,252    $ 65,980,671
                                                ------------     ------------    -----------    -----------    ------------
Class B Shares                                  $    112,618     $         --    $        --    $        --    $         --
                                                ------------     ------------    -----------    -----------    ------------
Class Y Shares                                  $175,836,340     $116,138,104    $ 6,802,725    $28,282,972    $ 36,510,615
                                                ------------     ------------    -----------    -----------    ------------
Shares Outstanding
Class A Shares                                       493,903          171,280        684,798      1,247,114       5,973,985
Class B Shares                                        11,459               --             --             --              --
Class Y Shares                                    17,893,196       11,864,487        618,581      2,564,829       3,305,292
                                                ------------     ------------    -----------    -----------    ------------
   Total Shares Outstanding                       18,398,558       12,035,767      1,303,379      3,811,943       9,279,277
                                                ------------     ------------    -----------    -----------    ------------
Net Asset Value Per Share
Class A Shares                                  $       9.83     $       9.79    $     11.00    $     11.03    $      11.05
                                                ------------     ------------    -----------    -----------    ------------
Class B Shares                                  $       9.83               --             --             --              --
                                                ------------     ------------    -----------    -----------    ------------
Class Y Shares                                  $       9.83       $     9.79    $     11.00    $     11.03    $      11.05
                                                ------------     ------------    -----------    -----------    ------------
Offering Price Per Share*
Class A Shares                                  $      10.29**   $      10.04*** $     11.52**  $     11.55**  $      11.57**
                                                ------------     ------------    -----------    -----------    ------------
Class B Shares                                  $       9.83               --             --             --              --
                                                ------------     ------------    -----------    -----------    ------------
Class Y Shares                                  $       9.83     $       9.79    $     11.00    $     11.03    $      11.05
                                                ------------     ------------    -----------    -----------    ------------
Redemption Proceeds Per Share*
Class A Shares                                  $       9.83     $       9.79    $     11.00    $     11.03    $      11.05
                                                ------------     ------------    -----------    -----------    ------------
Class B Shares                                  $       9.34****           --             --             --              --
                                                ------------     ------------    -----------    -----------    ------------
Class Y Shares                                  $       9.83     $       9.79    $     11.00    $     11.03    $      11.05
                                                ------------     ------------    -----------    -----------    ------------
Investments, at identified cost                 $180,076,672     $121,346,810    $14,086,847    $40,014,550    $ 96,521,234
                                                ------------     ------------    -----------    -----------    ------------
Investments, at tax cost                        $180,215,802     $121,385,454    $14,086,847    $40,014,550    $ 96,521,234
                                                ------------     ------------    -----------    -----------    ------------


   * See 'What Shares Cost' in the Prospectus.

  ** Computation of Offering Price: 100+95.50 of net asset value.

 *** Computation of Offering Price: 100+97.50 of net asset value.

**** Computation of Redemption Proceeds: 95+100 of net asset value.

(See Notes which are an integral part of the Financial Statements)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE BILTMORE FUNDS AND THE BILTMORE MUNICIPAL FUNDS
                            STATEMENTS OF OPERATIONS

                          YEAR ENDED NOVEMBER 30, 1996

                                                             Biltmore                Biltmore   Biltmore
                                                 Biltmore   Quantitative  Biltmore   Special    Emerging    Biltmore
                                                  Equity      Equity      Equity      Values     Markets    Balanced
                                                   Fund        Fund     Index Fund     Fund       Fund        Fund
---------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                       $2,488,170  $3,006,198  $3,930,920  $  640,715  $1,932,566 $2,298,125
Interest                                           997,821     470,591   1,509,273     126,621    395,084   6,250,593
                                                ----------  ----------  ----------  ----------  ---------  ----------
    Total income                                 3,485,991   3,476,789   5,440,193     767,336  2,327,650   8,548,718
                                                ----------  ----------  ----------  ----------  ---------  ----------
Expenses:
Investment advisory fee                          1,003,098     984,868     616,302     324,764  1,006,829   1,588,214
Administrative personnel and services fee          124,288     121,949     178,161      35,122     87,231     196,750
Custodian fees                                      28,660      28,139      41,087       8,119    313,569      45,373
Transfer and dividend disbursing agent fees
  and expenses                                      79,975      59,349      61,813      49,103     78,603      61,467
Trustees' fees                                       6,736       7,179       8,621       2,800      2,077      10,717
Auditing fees                                       14,287      13,092      13,744      20,081     15,385      14,350
Legal fees                                           6,028       3,026          --       2,533     14,217       1,592
Portfolio accounting fees                           52,748      38,893      95,102      56,815     49,689      73,027
Distribution services fee--Class B Shares              979       1,652          --          --         --       1,822
Shareholder services fee--Class A Shares           112,041     101,106     146,700      36,749     82,304     163,749
Shareholder services fee--Class B Shares               326         551          --          --         --         607
Share registration costs                            30,006      39,345      30,131      33,732     35,701      51,136
Printing and postage                                31,409       8,907      10,177      18,767     13,664      20,899
Insurance premiums                                  10,232       7,750      11,598       3,119      3,897       5,150
Miscellaneous                                        3,420       7,304       7,580      10,064      2,099       1,361
                                                ----------  ----------  ----------  ----------  ---------  ----------
    Total expenses                               1,504,233   1,423,110   1,221,016     601,768  1,705,265   2,236,214
                                                ----------  ----------  ----------  ----------  ---------  ----------
Waivers and reimbursement--
  Waiver of investment advisory fee               (107,888)   (100,131)    (88,233)    (76,655)    (1,057)   (352,189)
  Waiver of portfolio accounting fees                   --          --          --          --     (9,000)         --
  Waiver of shareholder services fee--Class A
  Shares                                          (112,041)   (101,106)   (146,700)    (36,749)   (82,304)   (163,749)
  Reimbursement of other operating expenses
    by distributor                                      --          --          --          --         --          --
                                                ----------  ----------  ----------  ----------  ---------  ----------
    Total waivers and reimbursement               (219,929)   (201,237)   (234,933)   (113,404)   (92,361)   (515,938)
                                                ----------  ----------  ----------  ----------  ---------  ----------
        Net expenses                             1,284,304   1,221,873     986,083     488,364  1,612,904   1,720,276
                                                ----------  ----------  ----------  ----------  ---------  ----------
            Net investment income                2,201,687   2,254,916   4,454,110     278,972    714,746   6,828,442
                                                ----------  ----------  ----------  ----------  ---------  ----------
Realized and Unrealized Gain (Loss) on
  Investments:
Net realized gain (loss) on investments,
  futures contracts and foreign currency
  transactions                                  19,131,328   7,530,844  10,769,067   6,976,279     61,826  27,473,989
Net change in unrealized appreciation
  (depreciation) of investments, futures
  contracts and translation of
  assets and liabilities in foreign currency    10,638,899  21,813,876  35,375,170   5,819,755  7,809,461   5,189,140
                                                ----------  ----------  ----------  ----------  ---------  ----------
    Net realized and unrealized gain (loss) on
      investments, futures contracts and
      foreign currency                          29,770,227  29,344,720  46,144,237  12,796,034  7,871,287  32,663,129
                                                ----------  ----------  ----------  ----------  ---------  ----------
        Change in net assets resulting
          from operations                       $31,971,914 $31,599,636 $50,598,347 $13,075,006 $8,586,033 $39,491,571
                                                ----------  ----------  ----------  ----------  ---------  ----------
Foreign taxes withheld from dividends           $       --  $       --  $       --  $       --  $ 160,131  $       --
                                                ----------  ----------  ----------  ----------  ---------  ----------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE BILTMORE FUNDS AND THE BILTMORE MUNICIPAL FUNDS
                      STATEMENTS OF OPERATIONS--CONTINUED

                          YEAR ENDED NOVEMBER 30, 1996

                                                                     Biltmore                Biltmore   Biltmore
                                                         Biltmore   Short-Term   Biltmore     North       South
                                                          Fixed       Fixed      Georgia     Carolina   Carolina
                                                          Income      Income    Municipal   Municipal   Municipal
                                                           Fund        Fund     Bond Fund   Bond Fund   Bond Fund
------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                              $        --  $       --  $      --  $       --   $       --
Interest                                                11,923,280   7,292,778    595,433    1,422,721    5,622,747
                                                       -----------  ----------  ---------  -----------  -----------
    Total income                                        11,923,280   7,292,778    595,433    1,422,721    5,622,747
                                                       -----------  ----------  ---------  -----------  -----------
Expenses:
Investment advisory fee                                  1,047,666     649,181     84,212      210,288      743,153
Administrative personnel and services fee                  151,450     102,429      9,732       24,266       86,019
Custodian fees                                              34,922      23,607      2,246        5,608       19,817
Transfer and dividend disbursing agent fees and
  expenses                                                  62,457      43,552     46,484       52,230       84,492
Trustees' fees                                               9,273       6,906      2,651        3,200        3,562
Auditing fees                                               14,573      14,161     18,125       17,125       20,479
Legal fees                                                   4,675       1,556      6,400        6,100        3,936
Portfolio accounting fees                                   69,080      53,282     55,422       54,570       58,629
Distribution services fee--Class B Shares                      206          --         --           --           --
Shareholder services fee--Class A Shares                   132,440      85,662      9,772       24,077       86,827
Shareholder services fee--Class B Shares                        69          --         --           --           --
Share registration costs                                    40,639      26,605     14,355       18,546       24,246
Printing and postage                                        23,057      23,648     23,661       24,831       17,341
Insurance premiums                                           5,831       3,967      5,336        4,543        3,928
Miscellaneous                                                5,474       6,107      2,977        5,034        2,428
                                                       -----------  ----------  ---------  -----------  -----------
    Total expenses                                       1,601,812   1,040,663    281,373      450,418    1,154,857
                                                       -----------  ----------  ---------  -----------  -----------
Waivers and reimbursement--
  Waiver of investment advisory fee                       (177,507)   (211,508)   (78,762)    (176,041)    (500,413)
  Waiver of portfolio accounting fees                           --          --    (35,649)     (15,941)          --
  Waiver of shareholder services fee--Class A Shares      (132,440)    (85,662)    (9,772)     (24,077)     (86,827)
  Reimbursement of other operating expenses by
  distributor                                                   --          --    (56,787)          --           --
                                                       -----------  ----------  ---------  -----------  -----------
    Total waivers and reimbursement                       (309,947)   (297,170)  (180,970)    (216,059)    (587,240)
                                                       -----------  ----------  ---------  -----------  -----------
        Net expenses                                     1,291,865     743,493    100,403      234,359      567,617
                                                       -----------  ----------  ---------  -----------  -----------
            Net investment income                       10,631,415   6,549,285    495,030    1,188,362    5,055,130
                                                       -----------  ----------  ---------  -----------  -----------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments, futures
  contracts and
  foreign currency transactions                          1,687,779    (495,516)    31,331       86,649      403,809
Net change in unrealized appreciation (depreciation)
  of investments, futures contracts and translation
  of assets and liabilities in foreign currency         (2,913,248)   (187,582)    79,327      607,688     (118,760)
                                                       -----------  ----------  ---------  -----------  -----------
    Net realized and unrealized gain (loss) on
      investments, futures contracts and foreign
      currency                                          (1,225,469)   (683,098)   110,658      694,337      285,049
                                                       -----------  ----------  ---------  -----------  -----------
        Change in net assets resulting
          from operations                              $ 9,405,946  $5,866,187  $ 605,688  $ 1,882,699  $ 5,340,179
                                                       -----------  ----------  ---------  -----------  -----------
Foreign taxes withheld from dividends                  $        --  $       --  $      --  $        --  $        --
                                                       -----------  ----------  ---------  -----------  -----------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE BILTMORE FUNDS AND THE BILTMORE MUNICIPAL FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                Biltmore                   Biltmore                   Biltmore
                                               Equity Fund         Quantitative Equity Fund       Equity Index Fund
                                        -------------------------  -------------------------  -------------------------
                                                         Year                       Year                       Year
                                            Year         Ended         Year         Ended         Year         Ended
                                           Ended       November       Ended       November       Ended       November
                                        November 30,      30,      November 30,      30,      November 30,      30,
                                            1996         1995          1996         1995          1996         1995
-----------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations--
  Net investment income                 $  2,201,687  $ 2,140,798  $  2,254,916  $ 2,012,428  $  4,454,110  $ 4,344,464
  Net realized gain (loss) on
    investments, futures contracts and
    foreign currency transactions         19,131,328    7,169,919     7,530,844    4,403,602    10,769,067    9,977,764
  Net change in unrealized
    appreciation (depreciation) of
    investments, futures contracts and
    translation of assets and
    liabilities in foreign currency       10,638,899   17,600,644    21,813,876   28,219,890    35,375,170   42,222,143
                                        ------------  -----------  ------------  -----------  ------------  -----------
    Change in net assets resulting
      from operations                     31,971,914   26,911,361    31,599,636   34,635,920    50,598,347   56,544,371
                                        ------------  -----------  ------------  -----------  ------------  -----------
Distributions to Shareholders--
  Distributions from net investment
    income
    Class A Shares                        (2,069,120)  (2,269,960)   (1,630,989)  (2,031,574)   (3,509,012)  (4,345,032)
    Class B Shares                              (554)          --        (1,415)          --            --           --
    Class Y Shares                          (317,016)          --      (496,978)          --      (993,850)          --
  Distributions from net realized gain
    on investments, futures contracts
    and foreign currency--
    Class A Shares                        (7,457,396)  (1,933,454)   (2,223,749)          --   (10,955,920)    (598,243)
                                        ------------  -----------  ------------  -----------  ------------  -----------
    Change in net assets from
      distributions to shareholders       (9,844,086)  (4,203,414)   (4,353,131)  (2,031,574)  (15,458,782)  (4,943,275)
                                        ------------  -----------  ------------  -----------  ------------  -----------
Share Transactions--
  Proceeds from sale of shares           189,693,742   48,585,296   174,821,403   20,816,453   262,739,184   42,901,737
  Net asset value of shares issued to
    shareholders in payment of
    distributions declared                 8,245,418    3,740,311     4,130,882    1,962,206    15,191,415    4,807,483
  Cost of shares redeemed               (199,262,124) (31,905,163) (158,365,608) (25,467,417) (267,923,924) (96,320,658)
                                        ------------  -----------  ------------  -----------  ------------  -----------
    Change in net assets from share
      transactions                        (1,322,964)  20,420,444    20,586,677   (2,688,758)   10,006,675  (48,611,438)
                                        ------------  -----------  ------------  -----------  ------------  -----------
      Change in net assets                20,804,864   43,128,391    47,833,182   29,915,588    45,146,240    2,989,658
Net Assets:
  Beginning of period                    130,150,164   87,021,773   121,894,513   91,978,925   186,841,404  183,851,746
                                        ------------  -----------  ------------  -----------  ------------  -----------
  End of period                         $150,955,028  $130,150,164 $169,727,695  $121,894,513 $231,987,644  $186,841,404
                                        ------------  -----------  ------------  -----------  ------------  -----------
Undistributed net investment income
  included in net assets at end of
  period                                $         --  $   185,003  $    366,230  $   244,905  $    734,120  $   782,872
                                        ------------  -----------  ------------  -----------  ------------  -----------
Net gain (loss) as computed for
  federal tax purposes                  $ 19,406,213  $ 7,456,796  $  8,371,356  $ 2,223,995  $ 13,299,459  $10,975,465
                                        ------------  -----------  ------------  -----------  ------------  -----------


(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE BILTMORE FUNDS AND THE BILTMORE MUNICIPAL FUNDS
                 STATEMENTS OF CHANGES IN NET ASSETS--CONTINUED

                                             Biltmore                  Biltmore                   Biltmore
                                       Special Values Fund       Emerging Markets Fund          Balanced Fund
                                     ------------------------  -------------------------  -------------------------
                                        Year         Year                      Period                      Year
                                        Ended        Ended         Year         Ended         Year         Ended
                                      November     November       Ended       November       Ended       November
                                         30,          30,      November 30,      30,      November 30,      30,
                                        1996         1995          1996        1995(a)        1996         1995
-------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations--
  Net investment income               $ 278,972    $ 160,858   $    714,746   $ 315,925   $  6,828,442  $ 7,116,975
  Net realized gain (loss) on
    investments, futures contracts
    and foreign currency
    transactions                      6,976,279    1,812,363         61,826    (366,282)    27,473,989    5,333,434
  Net change in unrealized
    appreciation (depreciation) of
    investments, futures contracts
    and translation of assets and
    liabilities in foreign currency   5,819,755    2,534,358      7,809,461  (2,970,114)     5,189,140   34,366,856
                                     -----------  -----------  ------------  -----------  ------------  -----------
    Change in net assets resulting
      from operations                13,075,006    4,507,579      8,586,033  (3,020,471)    39,491,571   46,817,265
                                     -----------  -----------  ------------  -----------  ------------  -----------
Distributions to Shareholders--
  Distributions from net investment
    income
    Class A Shares                     (159,350)     (28,748)      (220,244)         --     (5,630,367)  (6,933,437)
    Class B Shares                           --           --             --          --         (2,544)          --
    Class Y Shares                           --           --             --          --     (1,430,793)          --
  Distributions from net realized
    gain on investments, futures
    contracts and foreign
    currency--Class A Shares         (1,814,204)    (107,629)            --          --     (5,927,062)  (3,058,366)
                                     -----------  -----------  ------------  -----------  ------------  -----------
    Change in net assets from
      distributions to shareholders  (1,973,554)    (136,377)      (220,244)         --    (12,990,766)  (9,991,803)
                                     -----------  -----------  ------------  -----------  ------------  -----------
Share Transactions--
  Proceeds from sale of shares       84,294,300    7,295,013    170,757,238  77,297,434    287,699,284   57,249,693
  Net asset value of shares issued
    to shareholders in payment of
    distributions declared            1,868,520      128,327         99,884          --     12,337,554    9,726,091
  Cost of shares redeemed            (56,018,664) (5,132,362)  (121,975,580) (3,001,080)  (277,726,827) (90,810,110)
                                     -----------  -----------  ------------  -----------  ------------  -----------
    Change in net assets from share
      transactions                   30,144,156    2,290,978     48,881,542  74,296,354     22,310,011  (23,834,326)
                                     -----------  -----------  ------------  -----------  ------------  -----------
      Change in net assets           41,245,608    6,662,180     57,247,331  71,275,883     48,810,816   12,991,136
Net Assets:
  Beginning of period                24,093,074   17,430,894     71,275,883          --    207,421,495  194,430,359
                                     -----------  -----------  ------------  -----------  ------------  -----------
  End of period                      6$5,338,682  2$4,093,074  $128,523,214  7$1,275,883  $256,232,311  $207,421,495
                                     -----------  -----------  ------------  -----------  ------------  -----------
Undistributed net investment income
  included in net assets at end of
  period                              $ 267,242    $ 147,620   $  1,179,511   $ 329,370   $  1,028,420  $ 1,263,682
                                     -----------  -----------  ------------  -----------  ------------  -----------
Net gain (loss) as computed for
  federal tax purposes                $6,991,741   $1,814,219  $    269,156   ($224,021)  $ 28,082,553  $ 5,923,208
                                     -----------  -----------  ------------  -----------  ------------  -----------


(a) For the period from December 26, 1994 (date of initial public investment) to November 30, 1995.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE BILTMORE FUNDS AND THE BILTMORE MUNICIPAL FUNDS
                 STATEMENTS OF CHANGES IN NET ASSETS--CONTINUED

                                                                            Biltmore                   Biltmore
                                                 Biltmore            Short-Term Fixed Income    Georgia Municipal Bond
                                             Fixed Income Fund                Fund                       Fund
                                         -------------------------  -------------------------  ------------------------
                                                          Year                       Year         Year        Period
                                             Year         Ended         Year         Ended        Ended        Ended
                                            Ended       November       Ended       November     November     November
                                         November 30,      30,      November 30,      30,          30,          30,
                                             1996         1995          1996         1995         1996        1995(a)
-----------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations--
  Net investment income                  $ 10,631,415  $ 9,690,827  $  6,549,285  $ 8,143,124   $ 495,030    $ 284,171
  Net realized gain (loss) on
    investments, futures contracts and
    foreign currency transactions           1,687,779   (1,093,245)     (495,516)    (177,221)     31,331       11,663
  Net change in unrealized appreciation
    (depreciation) of investments,
    futures contracts and translation
    of assets and liabilities in
    foreign currency                       (2,913,248)  16,676,119      (187,582)   3,977,024      79,327      472,055
                                         ------------  -----------  ------------  -----------  -----------  -----------
    Change in net assets resulting from
      operations                            9,405,946   25,273,701     5,866,187   11,942,927     605,688      767,889
                                         ------------  -----------  ------------  -----------  -----------  -----------
Distributions to Shareholders--
  Distributions from net investment
    income
    Class A Shares                         (8,570,109)  (9,563,573)   (5,949,042)  (7,332,212)   (484,412)    (284,171)
    Class B Shares                             (1,660)          --            --           --          --           --
    Class Y Shares                         (2,030,423)          --    (1,398,673)          --     (10,618)          --
  Distributions from net realized gain
    on investments, futures contracts
    and foreign currency--Class A
    Shares                                         --           --            --           --     (11,785)          --
                                         ------------  -----------  ------------  -----------  -----------  -----------
    Change in net assets from
      distributions to shareholders       (10,602,192)  (9,563,573)   (7,347,715)  (7,332,212)   (506,815)    (284,171)
                                         ------------  -----------  ------------  -----------  -----------  -----------
Share Transactions--
  Proceeds from sale of shares            247,240,013   42,117,498   137,936,967   21,380,205  12,804,228   11,484,622
  Net asset value of shares issued to
    shareholders in payment of
    distributions declared                  8,147,703    8,445,158     7,199,936    7,263,688     298,680      204,162
  Cost of shares redeemed                (243,235,068) (45,177,829) (150,562,107) (56,861,374) (9,088,233)  (1,952,528)
                                         ------------  -----------  ------------  -----------  -----------  -----------
    Change in net assets from share
      transactions                         12,152,648    5,384,827    (5,425,204) (28,217,481)  4,014,675    9,736,256
                                         ------------  -----------  ------------  -----------  -----------  -----------
      Change in net assets                 10,956,402   21,094,955    (6,906,732) (23,606,766)  4,113,548   10,219,974
Net Assets:
  Beginning of period                     169,845,611  148,750,656   124,719,640  148,326,406  10,219,974           --
                                         ------------  -----------  ------------  -----------  -----------  -----------
  End of period                          $180,802,013  $169,845,611 $117,812,908  $124,719,640 1$4,333,522  1$0,219,974
                                         ------------  -----------  ------------  -----------  -----------  -----------
Undistributed net investment income
  included in net assets at end of
  period                                 $    328,517  $   299,294  $    150,693  $   949,123   $      --    $      --
                                         ------------  -----------  ------------  -----------  -----------  -----------
Net gain (loss) as computed for federal
  tax purposes                           $  1,803,528  $(1,257,247) $   (467,185) $  (241,281)  $  31,331    $  11,663
                                         ------------  -----------  ------------  -----------  -----------  -----------


(a) For the period from December 26, 1994 (date of initial public investment) to November 30, 1995.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE BILTMORE FUNDS AND THE BILTMORE MUNICIPAL FUNDS
                 STATEMENTS OF CHANGES IN NET ASSETS--CONTINUED

                                                                     Biltmore                         Biltmore
                                                             North Carolina Municipal          South Carolina Municipal
                                                                    Bond Fund                         Bond Fund
                                                           -----------------------------   -----------------------------
                                                                Year         Period            Year            Year
                                                                Ended         Ended            Ended           Ended
                                                            November 30,   November 30,     November 30,    November 30,
                                                                1996         1995(a)           1996            1995
-----------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations--
  Net investment income                                       $  1,188,362   $   456,874   $  5,055,130   $  4,465,237
  Net realized gain (loss) on investments, futures
    contracts and foreign currency transactions                     86,649        91,379        403,809        300,614
  Net change in unrealized appreciation (depreciation) of
    investments, futures contracts and translation of
    assets and liabilities in foreign currency                     607,688       786,414       (118,760)     8,307,203
                                                              ------------   -----------   ------------   ------------
    Change in net assets resulting from operations               1,882,699     1,334,667      5,340,179     13,073,054
                                                              ------------   -----------   ------------   ------------
Distributions to Shareholders--
  Distributions from net investment income
    Class A Shares                                              (1,149,617)     (456,874)    (4,983,121)    (4,465,237)
    Class B Shares                                                      --            --             --             --
    Class Y Shares                                                 (38,745)           --        (72,009)            --
  Distributions from net realized gain on investments,
    futures contracts and foreign currency--Class A Shares         (91,423)           --       (300,151)      (737,507)
                                                              ------------   -----------   ------------   ------------
    Change in net assets from distributions to shareholders     (1,279,785)     (456,874)    (5,355,281)    (5,202,744)
                                                              ------------   -----------   ------------   ------------
Share Transactions--
  Proceeds from sale of sh   ares                               51,438,806    17,945,744     58,383,436     18,511,981
  Net asset value of shares issued to shareholders in
    payment of distributions declared                              580,018       294,995      2,158,700      2,122,444
  Cost of shares redeemed                                      (29,265,298)     (439,748)   (51,760,595)   (10,775,249)
                                                              ------------   -----------   ------------   ------------
    Change in net assets from share transactions                22,753,526    17,800,991      8,781,541      9,859,176
                                                              ------------   -----------   ------------   ------------
      Change in net assets                                      23,356,440    18,678,784      8,766,439     17,729,486
Net Assets:
  Beginning of period                                           18,678,784            --     93,724,847     75,995,361
                                                              ------------   -----------   ------------   ------------
  End of period                                               $ 42,035,224   $18,678,784   $102,491,286   $ 93,724,847
                                                              ------------   -----------   ------------   ------------
Undistributed net investment income included in net assets
  at end of period                                            $         --   $        --   $         --   $         --
                                                              ------------   -----------   ------------   ------------
Net gain (loss) as computed for federal tax purposes          $     86,649   $    91,379   $    403,809   $    300,614
                                                              ------------   -----------   ------------   ------------


(a) For the period from December 26, 1994 (date of initial public investment) to November 30, 1995.

(See Notes which are an integral part of the Financial Statements)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE BILTMORE FUNDS AND THE BILTMORE MUNICIPAL FUNDS
                      FINANCIAL HIGHLIGHTS--CLASS A SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       Net Realized and                                 Distributions from
                                       Unrealized Gain/                                  Net Realized Gain
                              Net          (Loss) on                                      on Investments,
  Period      Net Asset   Investment     Investments,                    Distributions        Futures
   Ended       Value,       Income/         Futures        Total from      from Net        Contracts and
 November     beginning   (Operating    Contracts, and     Investment     Investment     Foreign Currency        Total
    30,       of period      Loss)     Foreign Currency    Operations       Income         Transactions      Distributions
--------------------------------------------------------------------------------------------------------------------------
BILTMORE EQUITY FUND
  1993(a)     $10.00         0.12            0.25             0.37          (0.09)               --             (0.09)
  1994        $10.28         0.20            0.12             0.32          (0.20)            (0.08)            (0.28)
  1995        $10.32         0.23            2.64             2.87          (0.25)            (0.23)            (0.48)
  1996        $12.71         0.22(i)         2.83             3.05          (0.22)            (0.73)            (0.95)
BILTMORE QUANTITATIVE EQUITY FUND
  1994(b)     $10.00         0.12           (0.43)           (0.31)         (0.09)               --             (0.09)
  1995        $ 9.60         0.22            3.51             3.73          (0.22)               --             (0.22)
  1996        $13.11         0.24(i)         2.77             3.01          (0.21)            (0.24)            (0.45)
BILTMORE EQUITY INDEX FUND
  1993(a)     $10.00         0.15            0.43             0.58          (0.11)               --             (0.11)
  1994        $10.47         0.25           (0.19)            0.06          (0.24)            (0.02)            (0.26)
  1995        $10.27         0.28            3.37             3.65          (0.27)            (0.03)            (0.30)
  1996        $13.62         0.32(i)         3.13             3.45          (0.31)            (0.78)            (1.09)
BILTMORE SPECIAL VALUES FUND
  1993(a)     $10.00       (0.002)          0.242             0.24             --                --                --
  1994        $10.24         0.06           (0.22)           (0.16)         (0.05)            (0.28)            (0.33)
  1995        $ 9.75         0.09            2.42             2.51          (0.02)            (0.06)            (0.08)
  1996        $12.18         0.35            4.13             4.48          (0.08)            (0.91)            (0.99)
BILTMORE EMERGING MARKETS FUND
  1995(c)     $10.00         0.05            0.36             0.41             --                --                --
  1996        $10.41         0.09(i)         1.20             1.29          (0.03)               --             (0.03)
BILTMORE BALANCED FUND
  1993(a)     $10.00         0.19            0.29             0.48          (0.15)               --             (0.15)
  1994        $10.33         0.35           (0.38)           (0.03)         (0.33)            (0.04)            (0.37)
  1995        $ 9.93         0.40            2.13             2.53          (0.38)            (0.16)            (0.54)
  1996        $11.92         0.38(i)         1.72             2.10          (0.38)            (0.34)            (0.72)
BILTMORE FIXED INCOME FUND
  1993(a)     $10.00         0.31           (0.01)            0.30          (0.30)               --             (0.30)
  1994        $10.00         0.56           (0.98)           (0.42)         (0.55)            (0.06)            (0.61)
  1995        $ 8.97         0.58            0.92             1.50          (0.57)               --             (0.57)
  1996        $ 9.90         0.61(i)        (0.09)            0.52          (0.59)               --             (0.59)
BILTMORE SHORT-TERM FIXED INCOME FUND
  1993(a)     $10.00         0.27           (0.10)            0.17          (0.26)               --             (0.26)
  1994        $ 9.91         0.45           (0.33)            0.12          (0.45)               --             (0.45)
  1995        $ 9.58         0.59            0.24             0.83          (0.52)               --             (0.52)
  1996        $ 9.89         0.56(i)        (0.06)            0.50          (0.60)               --             (0.60)
BILTMORE GEORGIA MUNICIPAL BOND FUND
  1995(c)     $10.00         0.41            0.96             1.37          (0.41)               --             (0.41)
  1996        $10.96         0.47            0.05             0.52          (0.47)            (0.01)            (0.48)
BILTMORE NORTH CAROLINA MUNICIPAL BOND FUND
  1995(c)     $10.00         0.43            0.99             1.42          (0.43)               --             (0.43)
  1996        $10.99         0.45            0.09             0.54          (0.45)            (0.05)            (0.50)
BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND (D)
 9/30/91(e)   $10.00         0.43            0.17             0.60          (0.43)               --             (0.43)
 9/30/92      $10.17         0.60            0.36             0.96          (0.60)               --             (0.60)
 9/30/93      $10.53         0.59            0.74             1.33          (0.59)               --             (0.59)
 11/30/93(f)  $11.27         0.10           (0.15)           (0.05)         (0.10)               --             (0.10)
 11/30/94     $11.12         0.56           (1.04)           (0.48)         (0.56)            (0.03)            (0.59)
 11/30/95     $10.05         0.56            1.10             1.66          (0.56)            (0.10)            (0.66)
 11/30/96     $11.05         0.55            0.03             0.58          (0.55)            (0.03)            (0.58)


   * Computed on an annualized basis.

 (a) Reflects operations for the period from May 10, 1993 (date of initial public investment) to November 30, 1993.

 (b) Reflects operations for the period from March 28, 1994 (date of initial public investment) to November 30, 1994.

 (c) Reflects operations for the period from December 26, 1994 (date of initial public investment) to November 30, 1995.

 (d) Prior to November 30, 1993 the Fund's year end was September 30.

 (e) Reflects operations for the period from January 11, 1991 (date of initial public investment) to September 30, 1991.

 (f) Reflects operations for the two months ended November 30, 1993.

 (g) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (h) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

 (i) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE BILTMORE FUNDS AND THE BILTMORE MUNICIPAL FUNDS
                FINANCIAL HIGHLIGHTS--CLASS A SHARES--CONTINUED

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  Period                                        Ratios to Average Net Assets            Net Assets,
   Ended      Net Asset                                  Net                              end of       Average     Portfolio
 November    Value, end      Total                   Investment      Expense Waiver/    period (000  Commission    Turnover
    30,       of period    Return(g)    Expenses       Income       Reimbursement(h)     omitted)     Rate Paid      Rate
-----------------------------------------------------------------------------------------------------------------------------
BILTMORE EQUITY FUND
  1993(a)     $10.28         3.68%        0.81%*        2.18%*            0.32%*        $ 61,997           --         50%
  1994        $10.32         3.10%        0.87%         1.98%             0.16%         $ 87,022           --         35%
  1995        $12.71        28.74%        0.90%         1.99%             0.07%         $130,150           --         65%
  1996        $14.81        25.56%        0.90%         1.62%             0.15%         $ 20,774      $0.0652         64%
BILTMORE QUANTITATIVE EQUITY FUND
  1994(b)     $ 9.60        (3.08%)       0.90%*        1.83%*            0.10%*        $ 91,979           --         64%
  1995        $13.11        39.33%        0.87%         1.93%             0.10%         $121,895           --         63%
  1996        $15.67        23.74%        0.87%         1.70%             0.15%         $ 15,742      $0.0532         44%
BILTMORE EQUITY INDEX FUND
  1993(a)     $10.47         5.80%        0.43%*        2.54%*            0.12%*        $149,266           --          9%
  1994        $10.27         0.56%        0.46%         2.44%             0.08%         $183,852           --          9%
  1995        $13.62        36.15%        0.48%         2.39%             0.05%         $186,841           --         60%
  1996        $15.98        27.19%        0.48%         2.23%             0.13%         $ 18,154      $0.0137         12%
BILTMORE SPECIAL VALUES FUND
  1993(a)     $10.24         2.40%        1.25%*       (0.03%)*           1.79%*        $ 12,072           --         68%
  1994        $ 9.75        (1.61%)       1.13%         0.63%             1.09%         $ 17,431           --         62%
  1995        $12.18        25.91%        1.29%         0.80%             0.58%         $ 24,093           --         57%
  1996        $15.67        39.78%        1.21%         0.47%             0.29%         $  6,642      $0.0650         38%
BILTMORE EMERGING MARKETS FUND
  1995(c)     $10.41         4.10%        1.80%*        0.85%*            0.28%*        $ 71,276           --         17%
  1996        $11.67        12.45%        1.69%         0.73%             0.09%         $  5,488      $0.0009         30%
BILTMORE BALANCED FUND
  1993(a)     $10.33         4.89%        0.75%*        3.30%*            0.19%*        $166,271           --         60%
  1994        $ 9.93        (0.39%)       0.75%         3.46%             0.17%         $194,430           --         74%
  1995        $11.92        26.32%        0.76%         3.58%             0.16%         $207,421           --        102%
  1996        $13.30        18.55%        0.76%         3.05%             0.24%         $ 18,619      $0.0545         99%
BILTMORE FIXED INCOME FUND
  1993(a)     $10.00         3.02%        0.68%*        5.44%*            0.19%*        $140,325           --        149%
  1994        $ 8.97        (4.30%)       0.71%         5.90%             0.13%         $148,751           --        148%
  1995        $ 9.90        17.20%        0.74%         6.07%             0.10%         $169,846           --        155%
  1996        $ 9.83         5.51%        0.74%         6.05%             0.18%         $  4,853           --        181%
BILTMORE SHORT-TERM FIXED INCOME FUND
  1993(a)     $ 9.91         1.69%        0.58%*        4.78%*            0.22%*        $154,459           --         73%
  1994        $ 9.58         1.27%        0.60%         4.62%             0.18%         $148,326           --        151%
  1995        $ 9.89         8.82%        0.63%         5.83%             0.16%         $124,720           --        147%
  1996        $ 9.79         5.29%        0.63%         5.50%             0.27%         $  1,675           --        145%
BILTMORE GEORGIA MUNICIPAL BOND FUND
  1995(c)     $10.96        13.93%        0.92%*        4.30%*            1.88%*        $ 10,220           --         14%
  1996        $11.00         4.97%        0.89%         4.40%             1.61%         $  7,531           --         14%
BILTMORE NORTH CAROLINA MUNICIPAL BOND FUND
  1995(c)     $10.99        14.40%        0.85%*        4.40%*            1.19%*        $ 18,679           --         19%
  1996        $11.03         5.17%        0.84%         4.24%             0.77%         $ 13,752           --          7%
BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND (D)
 9/30/91(e)   $10.17         6.32%        0.82%*        5.73%*            0.86%*        $ 21,438           --          0%
 9/30/92      $10.53         9.73%        0.61%         5.83%             0.73%         $ 63,139           --          0%
 9/30/93      $11.27        13.03%        0.55%         5.46%             0.62%         $ 82,674           --          4%
 11/30/93(f)  $11.12        (0.48%)       0.55%*        5.11%*            0.60%*        $ 83,371           --          2%
 11/30/94     $10.05        (4.52%)       0.60%         5.22%             0.59%         $ 75,995           --         23%
 11/30/95     $11.05        16.97%        0.58%         5.23%             0.55%         $ 93,725           --         15%
 11/30/96     $11.05         5.54%        0.57%         5.10%             0.59%         $ 65,981           --         20%


   * Computed on an annualized basis.

 (a) Reflects operations for the period from May 10, 1993 (date of initial public investment) to November 30, 1993.

 (b) Reflects operations for the period from March 28, 1994 (date of initial public investment) to November 30, 1994.

 (c) Reflects operations for the period from December 26, 1994 (date of initial public investment) to November 30, 1995.

 (d) Prior to November 30, 1993 the Fund's year end was September 30.

 (e) Reflects operations for the period from January 11, 1991 (date of initial public investment) to September 30, 1991.

 (f) Reflects operations for the two months ended November 30, 1993.

 (g) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (h) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

 (i) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE BILTMORE FUNDS AND THE BILTMORE MUNICIPAL FUNDS
                      FINANCIAL HIGHLIGHTS--CLASS B SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        Net Realized and
                                        Unrealized Gain/
               Net Asset                    (Loss) on                     Distributions
                Value,         Net         Investments      Total From      from Net
Period Ended   beginning   Investment      and Futures      Investment     Investment    Net Asset Value,       Total
November 30,   of period     Income         Contracts       Operations       Income        end of period      Return(b)
-------------------------------------------------------------------------------------------------------------------------
BILTMORE EQUITY FUND
  1996(a)      $12.43         0.02            2.37             2.39          (0.03)          $14.79            19.25%
BILTMORE QUANTITATIVE EQUITY FUND
  1996(a)      $13.09         0.04            2.56             2.60          (0.04)          $15.65            19.90%
BILTMORE BALANCED FUND
  1996(a)      $11.68         0.09            1.59             1.68          (0.07)          $13.29            14.47%
BILTMORE FIXED INCOME FUND
  1996(a)      $ 9.45         0.15            0.40             0.55          (0.17)          $ 9.83             5.83%


 * Computed on an annualized basis.

 (a) Reflects operations for the period from July 22, 1996 (date of initial public investment) to November 30, 1996.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE BILTMORE FUNDS AND THE BILTMORE MUNICIPAL FUNDS
                FINANCIAL HIGHLIGHTS--CLASS B SHARES--CONTINUED

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  Period              Ratios to Average Net Assets
   Ended                       Net             Expense         Net Assets,     Average     Portfolio
 November                  Investment          Waiver/        end of period  Commission    Turnover
    30,       Expenses       Income       Reimbursement(c)    (000 omitted)   Rate Paid      Rate
-----------------------------------------------------------------------------------------------------
BILTMORE EQUITY FUND
  1996(a)       1.90%*        0.02%*            0.20%*          $  976       $0.0652           64%
BILTMORE QUANTITATIVE EQUITY FUND
  1996(a)       1.87%*        0.46%*            0.11%*          $1,414       $0.0532           44%
BILTMORE BALANCED FUND
  1996(a)       1.76%*        1.93%*            0.16%*          $1,821       $0.0545           99%
BILTMORE FIXED INCOME FUND
  1996(a)       1.74%*        5.20%*            0.13%*          $  113            --          181%


 * Computed on an annualized basis.

 (a) Reflects operations for the period from July 22, 1996 (date of initial public investment) to November 30, 1996.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE BILTMORE FUNDS AND THE BILTMORE MUNICIPAL FUNDS
                      FINANCIAL HIGHLIGHTS--CLASS Y SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        Net Realized and
                                        Unrealized Gain/
                                            (Loss) on
                                          Investments,
               Net Asset                     Futures                      Distributions
                Value,         Net       Contracts, and     Total From      from Net
Period Ended   beginning   Investment   Foreign Currency    Investment     Investment    Net Asset Value,       Total
November 30,   of period     Income       Transactions      Operations       Income        end of period      Return(b)
-------------------------------------------------------------------------------------------------------------------------
BILTMORE EQUITY FUND
  1996(a)      $12.43         0.03            2.40             2.43          (0.05)          $14.81            19.57%
BILTMORE QUANTITATIVE EQUITY FUND
  1996(a)      $13.09         0.04            2.60             2.64          (0.06)          $15.67            20.19%
BILTMORE EQUITY INDEX FUND
  1996(a)      $13.37         0.09(d)          2.60            2.69          (0.08)          $15.98            20.14%
BILTMORE SPECIAL VALUES FUND
  1996(a)      $13.62         0.03            2.02             2.05             --           $15.67            15.05%
BILTMORE EMERGING MARKETS FUND
  1996(a)      $11.92         0.01(d)         (0.26)          (0.25)            --           $11.67            (2.10%)
BILTMORE BALANCED FUND
  1996(a)      $11.68         0.08            1.63             1.71          (0.09)          $13.30            14.69%
BILTMORE FIXED INCOME FUND
  1996(a)      $ 9.45         0.17            0.40             0.57          (0.19)          $ 9.83             6.12%
BILTMORE SHORT-TERM FIXED INCOME FUND
  1996(a)      $ 9.67         0.11(d)          0.18            0.29          (0.17)          $ 9.79             3.00%
BILTMORE GEORGIA MUNICIPAL BOND FUND
  1996(a)      $10.71         0.17            0.29             0.46          (0.17)          $11.00             4.31%
BILTMORE NORTH CAROLINA MUNICIPAL BOND FUND
  1996(a)      $10.71         0.16            0.32             0.48          (0.16)          $11.03             4.55%
BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND
  1996(a)      $10.73         0.20            0.32             0.52          (0.20)          $11.05             4.86%


 * Computed on an annualized basis.

 (a) Reflects operations for the period from July 22, 1996 (date of initial public investment) to November 30, 1996.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

 (d) Per share information is based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              THE BILTMORE FUNDS AND THE BILTMORE MUNICIPAL FUNDS
                FINANCIAL HIGHLIGHTS--CLASS Y SHARES--CONTINUED

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

  Period            Ratios to Average Net Assets          Net Assets,
   Ended                      Net                           end of       Average     Portfolio
 November                 Investment    Expense Waiver/   period (000  Commission    Turnover
    30,       Expenses      Income     Reimbursement(c)    omitted)     Rate Paid      Rate
-----------------------------------------------------------------------------------------------
BILTMORE EQUITY FUND
  1996(a)       0.90%*       0.91%*          0.19%*        $129,205      $0.0652        64%
BILTMORE QUANTITATIVE EQUITY FUND
  1996(a)       0.87%*       1.19%*          0.11%*        $152,571      $0.0532        44%
BILTMORE EQUITY INDEX FUND
  1996(a)       0.48%*       1.92%*          0.06%*        $213,833      $0.0137        12%
BILTMORE SPECIAL VALUES FUND
  1996(a)       1.15%*       1.76%*          0.24%*        $ 58,697      $0.0650        38%
BILTMORE EMERGING MARKETS FUND
  1996(a)       0.63%*       0.45%*          0.13%*        $123,036      $0.0009        30%
BILTMORE BALANCED FUND
  1996(a)       0.76%*       2.85%*          0.16%*        $235,791      $0.0545        99%
BILTMORE FIXED INCOME FUND
  1996(a)       0.75%*       6.33%*          0.14%*        $175,836           --       181%
BILTMORE SHORT-TERM FIXED INCOME FUND
  1996(a)       0.64%*       5.77%*          0.19%*        $116,138           --       145%
BILTMORE GEORGIA MUNICIPAL BOND FUND
  1996(a)       0.89%*       4.84%*          1.57%*        $  6,803           --        14%
BILTMORE NORTH CAROLINA MUNICIPAL BOND FUND
  1996(a)       0.84%*       4.16%*          0.65%*        $ 28,283           --         7%
BILTMORE SOUTH CAROLINA MUNICIPAL BOND FUND
  1996(a)       0.57%*       5.56%*          0.54%*        $ 36,511           --        20%


 * Computed on an annualized basis.

 (a) Reflects operations for the period from July 22, 1996 (date of initial public investment) to November 30, 1996.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown.

(See Notes which are an integral part of the Financial Statements)




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               THE BILTMORE FUNDS
                          THE BILTMORE MUNICIPAL FUNDS
                     COMBINED NOTES TO FINANCIAL STATEMENTS

                               NOVEMBER 30, 1996

(1) ORGANIZATION

The Biltmore Funds and The Biltmore Municipal Funds (individually referred to as the "Trust" or collectively as the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "Act") as open-end management investment companies. The Trusts consist of fifteen portfolios. The financial statements of the following portfolios (individually referred to as the "Fund", or collectively as the "Funds") are presented herein:

                              THE BILTMORE FUNDS*

                 Portfolio Name                                        Investment Objective
Biltmore Equity Fund ("Equity Fund")              To produce growth of principal and income.
Biltmore Quantitative Equity Fund ("Quantita-
tive Equity Fund")                                To provide growth of principal and income.
Biltmore Equity Index Fund ("Equity Index Fund")  To provide a total return that approximates that of the stock market as measured by the S&P 500 Index.
Biltmore Special Values Fund ("Special Values
Fund")                                            To produce growth of principal.
Biltmore Emerging Markets Fund ("Emerging
Markets Fund")                                    To produce long-term capital appreciation.
Biltmore Balanced Fund ("Balanced Fund")          To provide long-term growth of principal and current income.
Biltmore Fixed Income Fund ("Fixed Income Fund")  To seek a high level of total return.
Biltmore Short-Term Fixed Income Fund             To produce a high level of current income with a minimum of
("Short-Term Fixed Income Fund")                  principal volatility.


                          THE BILTMORE MUNICIPAL FUNDS

                 Portfolio Name                                        Investment Objective
Biltmore Georgia Municipal Bond Fund ("Georgia    To provide current income which is exempt from federal regular
Municipal Bond Fund")**                           income tax and the personal income taxes imposed by the State of Georgia.
Biltmore North Carolina Municipal Bond Fund       To provide current income which is exempt from federal regular
("North Carolina Municipal Bond Fund")**          income tax and the personal income taxes imposed by the State of North Carolina.
Biltmore South Carolina Municipal Bond Fund       To provide current income which is exempt from federal regular
("South Carolina Municipal Bond Fund")**          income tax and South Carolina state income taxes.


 * In addition, The Biltmore Funds offers the following money market portfolios, each having distinctive investment objectives and policies: Biltmore Money Market Fund, Biltmore Prime Cash Management Fund, Biltmore Tax-Free Money Market Fund, and Biltmore U.S. Treasury Money Market Fund. The financial statements of the money market portfolios are presented separately.

** Non-diversified portfolio.

Effective July 22, 1996, the Funds designated the existing share class as Class A Shares.

Also on July 22, 1996, the Funds added Class Y Shares. In addition, on July 22, 1996, Equity Fund, Quantitative Equity Fund, Balanced Fund and Fixed Income Fund added Class B Shares.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               THE BILTMORE FUNDS
                          THE BILTMORE MUNICIPAL FUNDS

The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the latest bid prices as furnished by an independent pricing service. Listed equity securities and investments in closed-end investment companies are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into US dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

     REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Boards of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

     Withholding taxes on foreign interest and dividends have been provided for in accordance with the Emerging Markets Fund's understanding of the applicable country's tax rules and rates.

     At November 30, 1996, the Funds listed below, for federal tax purposes, had capital loss carryforwards, as noted, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

                                                          Amount       Amount        Amount       Amount
                                   Total Capital Loss    Expiring     Expiring      Expiring     Expiring
Fund                                  Carryforward       In 2001      In 2002       In 2003      In 2004
Fixed Income Fund                      $3,203,415             --    $1,946,168    $1,257,247          --
Short-Term Fixed Income Fund           $4,001,614       $493,199    $2,790,650    $  250,580    $467,185



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               THE BILTMORE FUNDS
                          THE BILTMORE MUNICIPAL FUNDS

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

     FUTURES CONTRACTS--The Funds listed below purchase stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Funds listed below are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Funds receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Funds recognize a realized gain or loss.
     For the year ended November 30, 1996, the following Funds had realized gains on futures contracts as follows:

                                                                      Realized Gain on
Fund                                                                  Futures Contracts
Equity Fund                                                             $     917,268
Quantitative Equity Fund                                                      861,388
Equity Index Fund                                                           1,733,276
Balanced Fund                                                                 894,892


     Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

     At November 30, 1996, the Funds had outstanding futures contracts as set forth below:

EQUITY FUND

                           Contracts to                       Unrealized
 Expiration Date         Deliver/Receive         Position    Appreciation
   December 1996   22 S&P 500 Index Futures      Long         $  499,405


QUANTITATIVE EQUITY FUND

                           Contracts to                       Unrealized
 Expiration Date         Deliver/Receive         Position    Appreciation
   December 1996   23 S&P 500 Index Futures      Long          $1,006,892


EQUITY INDEX FUND

                           Contracts to                       Unrealized
 Expiration Date         Deliver/Receive         Position    Appreciation
   December 1996   74 S&P 500 Index Futures      Long          $3,324,860


BALANCED FUND

                           Contracts to                       Unrealized
 Expiration Date         Deliver/Receive         Position    Appreciation
   December 1996   33 S&P 500 Index Futures      Long          $1,279,905



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               THE BILTMORE FUNDS
                          THE BILTMORE MUNICIPAL FUNDS

     FOREIGN EXCHANGE CONTRACTS--Emerging Markets Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked to market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At November 30, 1996, Emerging Markets Fund had no outstanding foreign currency contracts.

     FOREIGN CURRENCY TRANSLATION--The accounting records of Emerging Markets Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

     RECLASSIFICATION--In accordance with Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies ("SOP 93-2"), permanent book and tax differences have been reclassified to paid-in-capital. These differences are primarily due to differing treatments for foreign currency transactions and defaulted interest. Amounts for the Emerging Market Fund and Quantitative Equity Fund, as of November 30, 1996, have been reclassified to reflect the following:

                            Increase (Decrease)
                                           Accumulated Net      Undistributed Net
        Fund           Paid In Capital    Realized Gain/Loss    Investment Income
Emerging Markets         ($644,110)           $288,471             $355,639
Quantitative Equity               --          $  4,209            ($  4,209)


     Net investment income, net realized gains/losses, and net assets were not affected by this change.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust of both The Biltmore Funds and The Biltmore Municipal Funds permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               THE BILTMORE FUNDS
                          THE BILTMORE MUNICIPAL FUNDS

Transactions in shares were as follows:

                                      Equity Fund                                     Quantitative Equity Fund
                    ------------------------------------------------    -------------------------------------------------------
                            Year Ended                Year Ended                  Year Ended                 Year Ended
                        November 30, 1996         November 30, 1995           November 30, 1996          November 30, 1995
CLASS A SHARES         Shares      Dollars       Shares      Dollars         Shares      Dollars        Shares      Dollars
-------------------------------------------------------------------------------------------------------------------------------
Shares sold          3,573,564  $  46,093,419   4,282,287  $ 48,585,296    2,247,495  $   30,400,863    1,840,666  $ 20,816,453
Shares issued to
shareholders in
payment of
distributions
declared               648,674      7,928,297      351,282   3,740,311       280,873       3,632,489      180,286     1,962,206
Shares redeemed    (13,058,201)  (177,023,298) (2,825,368) (31,905,163)  (10,818,173)   (154,534,825)  (2,308,489)  (25,467,417)
                   -----------  -------------  ----------  ------------  -----------   -------------   ----------  ------------
 Net change
 resulting from
 Class A Shares
 transactions       (8,835,963) ($123,001,582)  1,808,201  $ 20,420,444  (8,289,805)   ($120,501,473)  (287,537)    ($2,688,758)
                   -----------  -------------  ----------  ------------  -----------   -------------   ----------  ------------

                           Period Ended              Year Ended                 Period Ended                Year Ended
                        November 30, 1996**       November 30, 1995           November 30, 1996          November 30, 1995
CLASS B SHARES         Shares      Dollars       Shares      Dollars         Shares      Dollars        Shares      Dollars
-------------------------------------------------------------------------------------------------------------------------------
Shares sold             68,238  $     938,331          --            --       90,413   $   1,298,561           --            --
Shares issued to
shareholders in
payment of
distributions
declared                    38            519          --            --          100           1,415           --            --
Shares redeemed         (2,290)       (31,569)         --            --         (151)         (2,206)          --            --
                   -----------  -------------  ----------  ------------  -----------   -------------   ----------  ------------
 Net change
 resulting from
 Class B Shares
 transactions           65,986  $     907,281          --            --       90,362   $   1,297,770           --            --
                   -----------  -------------  ----------  ------------  -----------   -------------   ----------  ------------

                           Period Ended              Year Ended                 Period Ended                Year Ended
                        November 30, 1996**       November 30, 1995          November 30, 1996**         November 30, 1995
CLASS Y SHARES         Shares      Dollars       Shares      Dollars         Shares      Dollars        Shares      Dollars
-------------------------------------------------------------------------------------------------------------------------------
Shares sold         10,334,286  $ 142,661,992          --            --    9,959,050   $ 143,121,979           --            --
Shares issued to
shareholders in
payment of
distributions
declared                23,469        316,602          --            --       35,172         496,978           --            --
Shares redeemed     (1,632,543)   (22,207,257)         --            --     (256,357)     (3,828,577)          --            --
                   -----------  -------------  ----------  ------------  -----------   -------------   ----------  ------------
 Net change
 resulting from
 Class Y Shares
 transactions        8,725,212   $120,771,337          --            --    9,737,865    $139,790,380           --            --
                   -----------  -------------  ----------  ------------  -----------   -------------   ----------  ------------
 Net change
 resulting from
 fund shares
 transactions          (44,765) ($  1,322,964)  1,808,201  $ 20,420,444    1,538,422   $  20,586,677     (287,537) ($ 2,688,758)
                   -----------  -------------  ----------  ------------  -----------   -------------   ----------  ------------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               THE BILTMORE FUNDS
                          THE BILTMORE MUNICIPAL FUNDS

                                    Equity Index Fund                                   Special Values Fund
                    ------------------------------------------------  ---------------------------------------------------------
                            Year Ended                Year Ended                  Year Ended                 Year Ended
                        November 30, 1996         November 30, 1995           November 30, 1996          November 30, 1995
CLASS A SHARES         Shares      Dollars       Shares      Dollars         Shares      Dollars        Shares      Dollars
-------------------------------------------------------------------------------------------------------------------------------
Shares sold          4,245,012  $  58,395,052   3,643,231  $ 42,901,737    2,051,670   $  28,299,705      640,769  $  7,295,013
Shares issued to
shareholders in
payment of
distributions
declared             1,080,710     14,197,673     423,558     4,807,483      163,047       1,868,520       13,395       128,327
Shares redeemed    (17,907,828)  (256,468,916) (8,252,788)  (96,320,658)  (3,768,276)    (55,765,196)    (464,783)   (5,132,362)
                   -----------  -------------  ----------  ------------  -----------   -------------   ----------  ------------
 Net change
 resulting from
 Class A Shares
 transactions      (12,582,106) ($183,876,191) (4,185,999) $(48,611,438)  (1,553,559)  ($ 25,596,971)     189,381  $  2,290,978
                   -----------  -------------  ----------  ------------  -----------   -------------   ----------  ------------

                           Period Ended              Year Ended                 Period Ended                Year Ended
                        November 30, 1996**       November 30, 1995          November 30, 1996**         November 30, 1995
CLASS Y SHARES         Shares      Dollars       Shares      Dollars         Shares      Dollars        Shares      Dollars
-------------------------------------------------------------------------------------------------------------------------------
Shares sold         14,081,776  $ 204,344,132          --            --    3,761,852    $ 55,994,595           --            --
                   -----------  -------------  ----------  ------------  -----------   -------------   ----------  ------------
Shares issued to
shareholders in
payment of
distributions
declared                69,106        993,742          --            --          --               --           --            --
Shares redeemed       (772,944)   (11,455,008)         --            --      (17,001)       (253,468)          --            --
                   -----------  -------------  ----------  ------------  -----------   -------------   ----------  ------------
Net change
resulting from
Class Y Shares
transactions        13,377,938  $ 193,882,866          --            --    3,744,851   $  55,741,127           --            --
                   -----------  -------------  ----------  ------------  -----------   -------------   ----------  ------------
 Net change
 resulting from
 fund shares
 transactions          795,832  $  10,006,675  (4,185,999) $(48,611,438)   2,191,292   $  30,144,156      189,381  $  2,290,978
                   -----------  -------------  ----------  ------------  -----------   -------------   ----------  ------------

                                  Emerging Markets Fund                                     Balanced Fund
                    ------------------------------------------------  ---------------------------------------------------------
                            Year Ended              Year Ended                   Year Ended                  Year Ended
                         November 30, 1996        November 30, 1995*          November 30, 1996**         November 30, 1995
CLASS A SHARES         Shares      Dollars       Shares      Dollars         Shares      Dollars        Shares      Dollars
-------------------------------------------------------------------------------------------------------------------------------
Shares sold          3,906,620  $  45,872,322   7,143,913  $ 77,297,434    4,734,155   $  56,693,222    5,362,908  $ 57,249,693
Shares issued to
shareholders in
payment of
distributions
declared                 9,503         99,884          --            --      933,946      10,904,370      944,056     9,726,091
Shares redeemed    (10,296,117)  (121,538,320)   (293,852)   (3,001,080) (21,667,531)   (267,918,591)  (8,483,555)  (90,810,110)
                   -----------  -------------  ----------  ------------  -----------   -------------   ----------  ------------
 Net change
 resulting from
 Class A Shares
 transactions       (6,379,994)  ($75,566,114)  6,850,061  $ 74,296,354  (15,999,430)  ($200,320,999)  (2,176,591) ($23,834,326)
                   -----------  -------------  ----------  ------------  -----------   -------------   ----------  ------------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               THE BILTMORE FUNDS
                          THE BILTMORE MUNICIPAL FUNDS

                            Emerging Markets Fund continued                       Balanced Fund continued
                    ------------------------------------------------  ------------------------------------------------
                          Period Ended              Year Ended              Period Ended              Year Ended
                       November 30, 1996        November 30, 1995       November 30, 1996**       November 30, 1995
CLASS B SHARES        Shares      Dollars      Shares      Dollars      Shares      Dollars      Shares      Dollars
----------------------------------------------------------------------------------------------------------------------
Shares sold                 --            --         --           --     138,824  $  1,742,415         --           --
Shares issued to
shareholders in
payment of
distributions
declared                    --            --         --           --         199         2,452         --           --
Shares redeemed             --            --         --           --      (1,945)      (24,476)        --           --
                    ----------  ------------  ---------  -----------  ----------  ------------  ---------  -----------
 Net change
 resulting from
 Class B Shares
 transactions               --            --         --           --     137,078  $  1,720,391         --           --
                    ----------  ------------  ---------  -----------  ----------  ------------  ---------  -----------

                          Period Ended              Year Ended              Period Ended              Year Ended
                      November 30, 1996**       November 30, 1995       November 30, 1996**       November 30, 1995
CLASS Y SHARES        Shares      Dollars      Shares      Dollars      Shares      Dollars      Shares      Dollars
----------------------------------------------------------------------------------------------------------------------
Shares sold         10,575,616  $124,884,916         --           --  18,394,067  $229,263,647         --           --
Shares issued to
shareholders in
payment of
distributions
declared                    --            --         --           --     116,320     1,430,732         --           --
Shares redeemed        (37,203)     (437,260)        --           --    (777,484)   (9,783,760)        --           --
                    ----------  ------------  ---------  -----------  ----------  ------------  ---------  -----------
 Net change
 resulting from
 Class Y Shares
 transactions       10,538,413  $124,447,656         --           --  17,732,903  $220,910,619         --           --
                    ----------  ------------  ---------  -----------  ----------  ------------  ---------  -----------
 Net change
 resulting from
 fund shares
 transactions        4,158,419  $ 48,881,542  6,850,061  $74,296,354   1,870,551  $ 22,310,011 (2,176,591) ($23,834,326)
                    ----------  ------------  ---------  -----------  ----------  ------------  ---------  -----------

                                   Fixed Income Fund                            Short-Term Fixed Income Fund
                    ------------------------------------------------  ------------------------------------------------
                           Year Ended               Year Ended               Year Ended               Year Ended
                       November 30, 1996        November 30, 1995        November 30, 1996        November 30, 1995
CLASS A SHARES        Shares      Dollars      Shares      Dollars      Shares      Dollars      Shares      Dollars
----------------------------------------------------------------------------------------------------------------------
Shares sold          6,715,943  $ 64,981,743  4,450,994  $42,117,498   1,790,753  $ 17,444,566  2,200,207  $21,380,205
Shares issued to
shareholders in
payment of
distributions
declared               660,839     6,370,033    893,781    8,445,158     596,490     5,812,653    745,346    7,263,688
Shares redeemed    (24,034,268) (231,527,214)(4,785,329) (45,177,829)(14,822,145) (144,192,757)(5,816,573) (56,861,374)
                    ----------  ------------  ---------  -----------  ----------  ------------  ---------  -----------
 Net change
 resulting from
 Class A Shares
 transactions      (16,657,486)($160,175,438)   559,446 $ 5,384,827  (12,434,902)($120,935,538)(2,871,020)($28,217,481)
                    ----------  ------------  ---------  -----------  ----------  ------------  ---------  -----------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               THE BILTMORE FUNDS
                          THE BILTMORE MUNICIPAL FUNDS

                              Fixed Income Fund continued                  Short-Term Fixed Income Fund continued
                    ------------------------------------------------  ------------------------------------------------
                          Period Ended              Year Ended              Period Ended              Year Ended
                      November 30, 1996**       November 30, 1995        November 30, 1996        November 30, 1995
CLASS B SHARES        Shares      Dollars      Shares      Dollars      Shares      Dollars      Shares      Dollars
----------------------------------------------------------------------------------------------------------------------
Shares sold             11,286  $    108,503         --           --          --            --         --           --
Shares issued to
shareholders in
payment of
distributions
declared                   173         1,660         --           --          --            --         --           --
Shares redeemed             --            --         --           --          --            --         --           --
                    ----------  ------------  ---------  -----------  ----------  ------------  ---------  -----------
 Net change
 resulting from
 Class B Shares
 transactions           11,459  $    110,163         --           --          --            --         --           --
                    ----------  ------------  ---------  -----------  ----------  ------------  ---------  -----------

                          Period Ended              Year Ended              Period Ended              Year Ended
                      November 30, 1996**       November 30, 1995       November 30, 1996**       November 30, 1995
CLASS Y SHARES        Shares      Dollars      Shares      Dollars      Shares      Dollars      Shares      Dollars
----------------------------------------------------------------------------------------------------------------------
Shares sold         18,920,202  $182,149,767         --           --  12,375,109  $120,492,401         --           --
Shares issued to
shareholders in
payment of
distributions
declared               185,028     1,776,010         --           --     142,721     1,387,283         --           --
Shares redeemed     (1,212,034)  (11,707,854)        --           --    (653,343)   (6,369,350)        --           --
                    ----------  ------------  ---------  -----------  ----------  ------------  ---------  -----------
 Net change
 resulting from
 Class Y Shares
 transactions       17,893,196  $172,217,923         --           --  11,864,487  $115,510,334         --           --
                    ----------  ------------  ---------  -----------  ----------  ------------  ---------  -----------
 Net change
 resulting from
 fund shares
 transactions        1,247,169  $ 12,152,648    559,446  $ 5,384,827    (570,415) ($ 5,425,204)(2,871,020)($28,217,481)
                    ----------  ------------  ---------  -----------  ----------  ------------  ---------  -----------

                              Georgia Municipal Bond Fund                    North Carolina Municipal Bond Fund
                    ------------------------------------------------  ------------------------------------------------
                           Year Ended               Year Ended               Year Ended               Year Ended
                       November 30, 1996        November 30, 1995*       November 30, 1996        November 30, 1995*
CLASS A SHARES        Shares      Dollars      Shares      Dollars      Shares      Dollars      Shares      Dollars
----------------------------------------------------------------------------------------------------------------------
Shares sold            560,134  $  6,056,816  1,096,122  $11,484,622   2,169,547  $ 23,350,755  1,712,554  $17,945,744
Shares issued to
shareholders in
payment of
distributions
declared                27,478       297,430     18,994      204,162      53,359       578,075     27,599      294,995
Shares redeemed       (835,094)   (9,088,233)  (182,836)  (1,952,528) (2,674,655)  (29,234,426)   (41,290)    (439,748)
                    ----------  ------------  ---------  -----------  ----------  ------------  ---------  -----------
 Net change
 resulting from
 Class A Shares
 transactions         (247,482) ($ 2,733,987)   932,280  $ 9,736,256    (451,749) ($ 5,305,596) 1,698,863  $17,800,991
                    ----------  ------------  ---------  -----------  ----------  ------------  ---------  -----------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               THE BILTMORE FUNDS
                          THE BILTMORE MUNICIPAL FUNDS

                         Georgia Municipal Bond Fund continued          North Carolina Municipal Bond Fund continued
                    ------------------------------------------------  ------------------------------------------------
                          Period Ended              Year Ended              Period Ended              Year Ended
                      November 30, 1996**       November 30, 1995       November 30, 1996**       November 30, 1995
CLASS Y SHARES        Shares      Dollars      Shares      Dollars      Shares      Dollars      Shares      Dollars
----------------------------------------------------------------------------------------------------------------------
Shares sold            618,468  $  6,747,412         --           --   2,567,467  $ 28,088,051         --           --
Shares issued to
shareholders in
payment of
distributions
declared                   113         1,250         --           --         176         1,943         --           --
Shares redeemed             --            --         --           --      (2,814)      (30,872)        --           --
                    ----------  ------------  ---------  -----------  ----------  ------------  ---------  -----------
 Net change
 resulting from
 Class Y Shares
 transactions          618,581  $  6,748,662         --           --   2,564,829  $ 28,059,122         --           --
                    ----------  ------------  ---------  -----------  ----------  ------------  ---------  -----------
 Net change
 resulting from
 fund shares
 transactions          371,099  $  4,014,675    932,280  $ 9,736,256   2,113,080  $ 22,753,526  1,698,863  $17,800,991
                    ----------  ------------  ---------  -----------  ----------  ------------  ---------  -----------

                           South Carolinia Muncipal Bond Fund
                    ------------------------------------------------
                           Year Ended               Year Ended
                       November 30, 1996        November 30, 1995
CLASS A SHARES        Shares      Dollars      Shares      Dollars
--------------------------------------------------------------------
Shares sold          2,016,192  $ 21,951,155  1,737,284  $18,511,981
Shares issued to
shareholders in
payment of
distributions
declared               197,897     2,151,141    200,360    2,122,444
Shares redeemed     (4,721,556)  (51,567,032) (1,014,536) (10,775,249)
                    ----------  ------------  ---------  -----------
 Net change
 resulting from
 Class A Shares
 transactions       (2,507,467) ($27,464,736)   923,108  $ 9,859,176
                    ----------  ------------  ---------  -----------

                          Period Ended              Year Ended
                      November 30, 1996**       November 30, 1995
CLASS Y SHARES        Shares      Dollars      Shares      Dollars
--------------------------------------------------------------------
Shares sold          3,322,198  $ 36,432,281         --           --
Shares issued to
shareholders in
payment of
distributions
declared                   683         7,559         --           --
Shares redeemed        (17,589)     (193,563)        --           --
                    ----------  ------------  ---------  -----------
 Net change
 resulting from
 Class Y Shares
 transactions        3,305,292  $ 36,246,277         --           --
                    ----------  ------------  ---------  -----------
 Net change
 resulting from
 fund shares
 transactions          797,825  $  8,781,541    923,108  $ 9,859,176
                    ----------  ------------  ---------  -----------


 * For the period from December 26, 1994 (date of initial public investment) to November 30, 1995.

** For the period from July 22, 1996 (date of initial public investment) to November 30, 1996.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               THE BILTMORE FUNDS
                          THE BILTMORE MUNICIPAL FUNDS

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Wachovia Bank of North Carolina, N.A., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund                                                 Annual Rate
Equity Fund                                             0.70%
Quantitative Equity Fund                                0.70%
Equity Index Fund                                       0.30%
Special Values Fund                                     0.80%
Emerging Markets Fund                                   1.00%
Balanced Fund                                           0.70%
Fixed Income Fund                                       0.60%
Short-Term Fixed Income Fund                            0.55%
Georgia Municipal Bond Fund                             0.75%
North Carolina Municipal Bond Fund                      0.75%
South Carolina Municipal Bond Fund                      0.75%


SUB ADVISORY FEE--The Adviser has entered into a sub-advisory agreement with Twin Capital (the "Sub-Adviser"). The Sub-Adviser furnishes certain advisory services to the Adviser for Quantitative Equity Fund, including investment research, quantitative analysis, statistical and other factual information, and recommendations based on the Sub-Adviser's analysis, and assists the Adviser in identifying securities for potential purchase and/or sale. The Sub-Adviser is entitled to receive an annual fee of $55,000, payable by the Adviser. The Sub-Adviser may elect to waive some or all of its fee.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Trusts for the period.

DISTRIBUTION SERVICES FEE--Equity Fund, Quantitative Equity Fund, Balanced Fund, and Fixed Income Fund have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, each Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from its net assets to finance certain activities intended to result in the sale of Class B Shares. The Plan provides that each Fund may incur distribution expenses up to 0.75% of the average daily net assets of each Fund's Class B Shares, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The distributor can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with FAS, each Fund will pay FAS up to 0.25% of average daily net assets of its Class A Shares and Class B Shares for the period. The fee paid to FAS is used to finance certain services for shareholders and to maintain shareholder accounts. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ, through its subsidiary FAS, maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses. FAS may voluntarily choose to waive any portion of its fee.

CUSTODIAN FEES--Wachovia Bank of North Carolina, N.A. is the Funds' custodian. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses were borne initially by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five year period following the effective date of each Fund. For the year ended November 30, 1996, the following amounts were paid pursuant to this agreement:


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               THE BILTMORE FUNDS
                          THE BILTMORE MUNICIPAL FUNDS

                                          Organizational   Organizational
Fund                                         Expenses       Expenses Paid
Equity Fund                                  $  34,484        $   8,098
Quantitative Equity Fund                        34,484            5,667
Equity Index Fund                               34,484            7,985
Special Values Fund                             33,777            8,256
Emerging Markets Fund                           40,764            5,435
Balanced Fund                                   31,904            7,799
Fixed Income Fund                               34,484            7,947
Short-Term Fixed Income Fund                    34,484            8,429
Georgia Municipal Bond Fund                     30,000            3,449
North Carolina Municipal Bond Fund              30,000            4,000


GENERAL--Certain of the Officers of the Trusts are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1996, were as follows:

Fund                                      Purchases         Sales
Equity Fund                             $   90,512,777  $   80,301,436
Quantitative Equity Fund                    79,382,184      57,669,082
Equity Index Fund                           25,819,271      22,072,940
Special Values Fund                         50,820,296      15,257,954
Emerging Markets Fund                       81,268,587      27,540,801
Balanced Fund                              247,680,340     210,171,255
Fixed Income Fund                          324,036,286     308,391,264
Short-Term Fixed Income Fund               167,261,308     176,961,738
Georgia Municipal Bond Fund                  5,594,851       1,519,567
North Carolina Municipal Bond Fund          23,505,306       1,835,766
South Carolina Municipal Bond Fund          28,744,860      19,477,442


(6) CONCENTRATION OF CREDIT RISK

Since The Biltmore Municipal Funds invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at November 30, 1996, the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies, as indicated below. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency is also indicated below.

                                                                     % of Portfolio      % of Portfolio backed by
Fund                                                               Guaranteed/Insured   Largest Guarantor/Insurer
Georgia Municipal Bond Fund                                              48.6%                    18.8%
North Carolina Municipal Bond Fund                                       42.3%                    19.9%
South Carolina Municipal Bond Fund                                       67.4%                    24.4%


Emerging Markets Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of
THE BILTMORE FUNDS and THE BILTMORE MUNICIPAL FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Biltmore Balanced Fund, Biltmore Emerging Markets Fund, Biltmore Equity Fund, Biltmore Equity Index Fund, Biltmore Fixed Income Fund, Biltmore Quantitative Equity Fund, Biltmore Short-Term Fixed Income Fund, Biltmore Special Values Fund, Biltmore Georgia Municipal Bond Fund, Biltmore North Carolina Municipal Bond Fund, and Biltmore South Carolina Municipal Bond Fund (portfolios of The Biltmore Funds and The Biltmore Municipal Funds, respectively) as of November 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Biltmore Balanced Fund, Biltmore Emerging Markets Fund, Biltmore Equity Fund, Biltmore Equity Index Fund, Biltmore Fixed Income Fund, Biltmore Quantitative Equity Fund, Biltmore Short-Term Fixed Income Fund, Biltmore Special Values Fund, Biltmore Georgia Municipal Bond Fund, Biltmore North Carolina Municipal Bond Fund, and Biltmore South Carolina Municipal Bond Fund of The Biltmore Funds and The Biltmore Municipal Funds, respectively, at November 30, 1996, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
January 17, 1997


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUSTEES*                             OFFICERS

James A. Hanley                       John W. McGonigle
Samuel E. Hudgins                        President and Treasurer
J. Berkley Ingram, Jr.                Charles L. Davis, Jr.
D. Dean Kaylor                           Vice President and Assistant Treasurer
Charles S. Way, Jr.                   Peter J. Germain
                                         Secretary
                                      Gail Cagney
                                         Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus which contains facts concerning its investment objective and policies, management fees, expenses and other information.

*All Trustees are independent of the Trust.







Federated Securities Corp.
is the distributor of the fund.
831-27 (1/97)                                                    G01512-17(1/97)




                                 APPENDIX

A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore Equity Fund - Class A Shares is represented by a solid line. The S&P 500 Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the S&P 500 Index. The `x'' axis reflects computation periods from May 7, 1993 to November 30, 1996. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the S&P 500 Index; the ending values were $16,501 and $17,785, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Average Annual Total Returns for the period ended November 30, 1996; beginning with the start of performance date of the fund ( May 7, 1993 ), and the one-year period thereafter; the Average Annual Total Returns were 15.08% and 19.90%, respectively.

A2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore Equity Fund - Class B Shares is represented by a solid line. The S&P 500 Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the S&P 500 Index. The `x'' axis reflects computation periods from July 23, 1996 to November 30, 1996. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the S&P 500 Index; the ending values were $11,425 and $11,921, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Cumulative Total Return for the period ended November 30, 1996; beginning with the start of performance date of the fund ( July 23, 1996 ); the Cumulative Total Return was 14.25%.

A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore Equity Fund - Class Y Shares is represented by a solid line. The S&P 500 Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the S&P 500 Index. The `x'' axis reflects computation periods from July 23, 1996 to November 30, 1996. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the S&P 500 Index; the ending values were $11,957 and $11,921, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Cumulative Total Return for the period ended November 30, 1996; beginning with the start of performance date of the fund ( July 23, 1996 ); the Cumulative Total Return was 19.57%.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore Quantitative Equity Fund - Class A Shares is represented by a solid line. The S&P 500 Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the S&P 500 Index. The `x'' axis reflects computation periods from March 25, 1994 to November 30, 1996. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the S&P 500 Index; the ending values were $15,960 and $16,669, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Average Annual Total Returns for the period ended November 30, 1996; beginning with the start of performance date of the fund (March 25, 1994 ), and the one-year period thereafter; the Average Annual Total Returns were 19.04% and 18.15%, respectively.

A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore Quantitative Equity Fund - Class B Shares is represented by a solid line. The S&P 500 Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the S&P 500 Index. The `x'' axis reflects computation periods from July 23, 1996 to November 30, 1996. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the S&P 500 Index; the ending values were $11,492 and $11,921, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Cumulative Total Return for the period ended November 30, 1996; beginning with the start of performance date of the fund (July 23, 1996 ); the Cumulative Total Return was 14.92%.

A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore Quantitative Equity Fund - Class Y Shares is represented by a solid line. The S&P 500 Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the S&P 500 Index. The `x'' axis reflects computation periods from July 23, 1996 to November 30, 1996. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the S&P 500 Index; the ending values were $11,957 and $11,921, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Cumulative Total Return for the period ended November 30, 1996; beginning with the start of performance date of the fund ( July 23, 1996 ); the Cumulative Total Return was 19.57%.
A7. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore Equity Index Fund - Class A Shares is represented by a solid line. The S&P 500 Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the S&P 500 Index. The `x'' axis reflects computation periods from May 7, 1993 to November 30, 1996. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the S&P 500 Index; the ending values were $17,595 and $17,785, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Average Annual Total Returns for the period ended November 30, 1996; beginning with the start of performance date of the fund ( May 7, 1993 ), and the one-year period thereafter; the Average Annual Total Returns were 17.17% and 21.48%, respectively.

A8. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore Equity Index Fund - Class Y Shares is represented by a solid line. The S&P 500 Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the S&P 500 Index. The `x'' axis reflects computation periods from July 23, 1996 to November 30, 1996. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the S&P 500 Index; the ending values were $12,014 and $11,921, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Cumulative Total Return for the period ended November 30, 1996; beginning with the start of performance date of the fund ( July 23, 1996 ); the Cumulative Total Return was 20.14%.

A9. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore Special Values Fund - Class A Shares is represented by a solid line. The Russell 2000 Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the Russell 2000 Index. The `x'' axis reflects computation periods from May 7, 1993 to November 30, 1996. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the Russell 2000 Index; the ending values were $16,934 and $16,391, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Average Annual Total Returns for the period ended November 30, 1996; beginning with the start of performance date of the fund (May 7, 1993 ), and the one-year period thereafter; the Average Annual Total Returns were 15.90% and 33.53%, respectively.

A10. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore Special Values Fund - Class Y Shares is represented by a solid line. The Russell 2000 Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the Russell 2000 Index. The `x'' axis reflects computation periods from July 23, 1996 to November 30, 1996. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the Russell 2000 Index; the ending values were $11,505 and $11,271, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Cumulative Total Return for the period ended November 30, 1996; beginning with the start of performance date of the fund ( July 23, 1996 ); the Cumulative Total Return was 15.05%.

A11. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore Emerging Markets Fund - Class A Shares is represented by a solid line. The IFC Investable Composite Index (Total Return Series) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the IFC Investable Composite Index (Total Return Series). The `x'' axis reflects computation periods from December 23, 1994 to November 30, 1996. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the IFC Investable Composite Index (Total Return Series); the ending values were $11,179 and $9,972, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Average Annual Total Returns for the period ended November 30, 1996; beginning with the start of performance date of the fund (December 23, 1994), and the one-year period thereafter; the Average Annual Total Returns were 5.92% and 7.39%, respectively.

A12. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore Emerging Markets Fund - Class Y Shares is represented by a solid line. The IFC Investable Composite Index (Total Return Series) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the IFC Investable Composite Index (Total Return Series). The `x'' axis reflects computation periods from July 23, 1996 to November 30, 1996. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the IFC Investable Composite Index (Total Return Series); the ending values were $9,790 and $9,949, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Cumulative Total Return for the period ended November 30, 1996; beginning with the start of performance date of the fund (July 23, 1996); the Cumulative Total Return was (2.10)%.

A13. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath Biltmore Balanced Fund - Class A Shares is represented by a solid line. The Lehman Aggregate Bond Index is represented by a broken solid line. The S&P 500 Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the Lehman Aggregate Bond Index and the S&P 500 Index. The `x'' axis reflects computation periods from May 7, 1993 to November 30, 1996. The `y'' axis reflects the cost of the investment.
The right margin reflects the ending value of the hypothetical investment in the fund as compared to the Lehman Aggregate Bond Index and the S&P 500 Index; the ending values were $14,942, $12,517, and $17,785, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Average Annual Total Returns for the period ended November 30, 1996; beginning with the start of performance date of the fund (May 7, 1993 ), and the one-year period thereafter; the Average Annual Total Returns were 11.93% and 13.23%, respectively.

A14. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath Biltmore Balanced Fund - Class B Shares is represented by a solid line. The Lehman Aggregate Bond Index is represented by a broken solid line. The S&P 500 Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the Lehman Aggregate Bond Index and the S&P 500 Index. The `x'' axis reflects computation periods from July 23, 1996 to November 30, 1996. The `y'' axis reflects the cost of the investment.
The right margin reflects the ending value of the hypothetical investment in the fund as compared to the Lehman Aggregate Bond Index and the S&P 500 Index; the ending values were $10,947, $10,560, and $11,921, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Cumulative Total Return for the period ended November 30, 1996; beginning with the start of performance date of the fund (July 23, 1996); the Cumulative Total Return was 9.47%.
A15. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath Biltmore Balanced Fund - Class Y Shares is represented by a solid line. The Lehman Aggregate Bond Index is represented by a broken solid line. The S&P 500 Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the Lehman Aggregate Bond Index and the S&P 500 Index. The `x'' axis reflects computation periods from July 23, 1996 to November 30, 1996. The `y'' axis reflects the cost of the investment.
The right margin reflects the ending value of the hypothetical investment in the fund as compared to the Lehman Aggregate Bond Index and the S&P 500 Index; the ending values were $11,469, $10,560, and $11,921, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Cumulative Total Return for the period ended November 30, 1996; beginning with the start of performance date of the fund (July 23, 1996); the Cumulative Total Return was 14.69%.

A16. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore Fixed Income Fund - Class A Shares is represented by a solid line. The Lehman Aggregate Bond Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the Lehman Aggregate Bond Index. The `x'' axis reflects computation periods from May 7, 1993 to November 30, 1996. The `y'' axis reflects the cost of the investment.
The right margin reflects the ending value of the hypothetical investment in the fund as compared to the Lehman Aggregate Bond Index; the ending values were $11,642 and $12,517, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Average Annual Total Returns for the period ended November 30, 1996; beginning with the start of performance date of the fund (May 7, 1993), and the one-year period thereafter; the Average Annual Total Returns were 4.36% and 0.72%, respectively.

A17. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore Fixed Income Fund - Class B Shares is represented by a solid line. The Lehman Aggregate Bond Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the Lehman Aggregate Bond Index. The `x'' axis reflects computation periods from July 23, 1996 to November 30, 1996. The `y'' axis reflects the cost of the investment.
The right margin reflects the ending value of the hypothetical investment in the fund as compared to the Lehman Aggregate Bond Index; the ending values were $10,077 and $10,560, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Cumulative Total Return for the period ended November 30, 1996; beginning with the start of performance date of the fund (July 23, 1996); the Cumulative Total Return was 0.77%.

A18. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore Fixed Income Fund - Class Y Shares is represented by a solid line. The Lehman Aggregate Bond Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the Lehman Aggregate Bond Index. The `x'' axis reflects computation periods from July 23, 1996 to November 30, 1996. The `y'' axis reflects the cost of the investment.
The right margin reflects the ending value of the hypothetical investment in the fund as compared to the Lehman Aggregate Bond Index; the ending values were $10,612 and $10,560, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Cumulative Total Return for the period ended November 30, 1996; beginning with the start of performance date of the fund (July 23, 1996); the Cumulative Total Return was 6.12%.
A19. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore Short-Term Fixed Income Fund - Class A Shares is represented by a solid line. The Merrill Lynch 1-3 Year U.S. Treasury Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the Merrill Lynch 1-3 Year U.S. Treasury Index. The `x'' axis reflects computation periods from May 7, 1993 to November 30, 1996. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the Merrill Lynch 1-3 Year U.S. Treasury Index; the ending values were $11,267 and $11,996, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Average Annual Total Returns for the period ended November 30, 1996; beginning with the start of performance date of the fund (May 7, 1993), and the one-year period thereafter; the Average Annual Total Returns were 4.00% and 2.70%, respectively.

A20. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore Short-Term Fixed Income Fund - Class Y Shares is represented by a solid line. The Merrill Lynch 1-3 Year U.S. Treasury Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the Merrill Lynch 1-3 Year U.S. Treasury Index. The `x'' axis reflects computation periods from July 23, 1996 to November 30, 1996. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the Merrill Lynch 1-3 Year U.S. Treasury Index; the ending values were $10,318 and $10,300, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Cumulative Total Return for the period ended November 30, 1996; beginning with the start of performance date of the fund (July 23, 1996); the Cumulative Total Return was 3.00%. A21. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore Georgia Municipal Bond Fund - Class A Shares is represented by a solid line. The Lehman State General Obligation Bond Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the Lehman State General Obligation Bond Index. The `x'' axis reflects computation periods from December 23, 1994 to November 30, 1996. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the Lehman State General Obligation Bond Index; the ending values were $11,421 and $12,215, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Average Annual Total Returns for the period ended November 30, 1996; beginning with the start of performance date of the fund (December 23, 1994), and the one-year period thereafter; the Average Annual Total Returns were 7.09% and 0.21%, respectively.

A22. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore Georgia Municipal Bond Fund - Class Y Shares is represented by a solid line. The Lehman State General Obligation Bond Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the Lehman State General Obligation Bond Index. The `x'' axis reflects computation periods from July 23, 1996 to November 30, 1996. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the Lehman State General Obligation Bond Index; the ending values were $10,431 and $10,422, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Cumulative Total Return for the period ended November 30, 1996; beginning with the start of performance date of the fund (July 23, 1996); the Cumulative Total Return was 4.31%. A23. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore North Carolina Municipal Bond Fund - Class A Shares is represented by a solid line. The Lehman State General Obligation Bond Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the Lehman State General Obligation Bond Index. The `x'' axis reflects computation periods from December 23, 1994 to November 30, 1996. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the Lehman State General Obligation Bond Index; the ending values were $11,490 and $12,215, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Average Annual Total Returns for the period ended November 30, 1996; beginning with the start of performance date of the fund (December 23, 1994), and the one-year period thereafter; the Average Annual Total Returns were 7.43% and 0.42%, respectively.

A24. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore North Carolina Municipal Bond Fund - Class Y Shares is represented by a solid line. The Lehman State General Obligation Bond Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the Lehman State General Obligation Bond Index. The `x'' axis reflects computation periods from July 23, 1996 to November 30, 1996. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the Lehman State General Obligation Bond Index; the ending values were $10,455 and $10,422, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Cumulative Total Return for the period ended November 30, 1996; beginning with the start of performance date of the fund (July 23, 1996); the Cumulative Total Return was 4.55%.

A25. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore South Carolina Municipal Bond Fund - Class A Shares is represented by a solid line. The Lehman State General Obligation Bond Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the Lehman State General Obligation Bond Index. The `x'' axis reflects computation periods from January 11, 1991 to November 30, 1996. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the Lehman State General Obligation Bond Index; the ending values were $14,754 and $15,681, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Average Annual Total Returns for the period ended November 30, 1996; beginning with the start of performance date of the fund (January 11, 1991), and the one-year and five-year periods thereafter; the Average Annual Total Returns were 6.85%,0.80% and 6.63%, respectively.

A26. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Biltmore South Carolina Municipal Bond Fund - Class Y Shares is represented by a solid line. The Lehman State General Obligation Bond Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the fund and the Lehman State General Obligation Bond Index. The `x'' axis reflects computation periods from July 23, 1996 to November 30, 1996. The `y'' axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the Lehman State General Obligation Bond Index; the ending values were $10,486 and $10,422, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Cumulative Total Return for the period ended November 30, 1996; beginning with the start of performance date of the fund (July 23, 1996); the Cumulative Total Return was 4.86%.